As filed with the SEC on 04/15/2013	Registration No. 333-01031 811-07545

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 19 [X]
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 25
_____________

THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

SUN-JIN MOON
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on May 1, 2013 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2013

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one of several variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	7

CHARGES AND EXPENSES	11

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

OTHER GENERAL CONTRACT PROVISIONS	16

PROCEDURES	20

ADDITIONAL INSURANCE BENEFITS	21

PREMIUMS	22

DEATH BENEFITS	25

SURRENDER AND WITHDRAWALS	29

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	31

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	38

ADDITIONAL INFORMATION	39

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	40

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	42

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge1
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums2	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 3.92% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 and 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1.	The current charge may be less.
2.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. As of the date of this filing, the maximum charge for taxes attributable to premiums is 3.92%.  However, this maximum may increase if the premium taxes charged by state, local, or federal governments increase.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.08

Representative guaranteed charge - $0.754

Certificates effective on or after 01/01/2009:
Maximum - $58.39
Minimum - $0.04

Representative guaranteed charge - $0.574

Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3,8:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.506 Minimum - $0.066
Representative current charge - $0.257
Child Dependents Term Life Insurance	Monthly	Maximum -$.126 Minimum - $.126
Representative current charge - $.128
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026
Representative current charge $.028
AD&D on Spouse’s life	Monthly	Maximum - $0.036 Minimum - $0.036
Representative current charge $.038
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.  Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 48 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.
The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

8.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	2.55%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Some features, conditions and terms described in this prospectus may not be available in some states.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.   See The Prudential Variable Contract Account GI-2, and the Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 3%. See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan.  Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating.  We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge (the lesser of $20 and 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial

exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account offers 60 variable investment options for the Group Variable Universal Life Contract.  The Account is divided into subaccounts.  Each variable investment option is a subaccount of the Account.  The Fixed Interest Rate Option is not a subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each subaccount are segregated from the assets of each other subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 2% .)

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.  .

The Funds

There are currently 60 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.   In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

Administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential  Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

We may substitute the shares of another portfolio or of an entirely different variable investment option.  We may also cease to allow any investments in any variable investment option.  We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charges for Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances).  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Charge for Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate provides continued coverage; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or where continued coverage was elected;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

The highest current rate per thousand is $18.69, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.56

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant.  If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed you the notice.  If you do not make the payment, your Certificate will end and have no value.  See the Lapse section.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance:  The highest current rate per thousand is $2.50, and applies to spouses over age 74.  The lowest current rate per thousand currently offered for this benefit is $0.06, and applies to spouses under age 24.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.08
45	$0.14
55	$0.36
65	$0.92

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The rate per thousand currently offered for this benefit is $0.12.  Generally, the same rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee’s life:  The rate per thousand currently offered for this benefit is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the Spouse’s life: The rate per thousand currently offered for this benefit is $0.03.  Generally, one rate is payable at all ages for a given group of insureds.

2. Charge for Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6 per month and currently is not more than $3.00 per month.  We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•
Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When you request additional statements. The charge may be up to $20 for each statement; and

•
When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust Established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.   But, some Group Contracts allow an Eligible Group Member to also apply for coverage on their spouse's life.  Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member.  A person must have attained the age of majority to be an applicant owner.  At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some group plans allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month.  If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, You should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	you make the assignment in writing;
•	you sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract may be eligible to receive Experience Credits.  However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit.  If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.  If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The employer or plan sponsor may decide to terminate the plan with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

How the termination affects you is described in the Options On Termination Of Coverage. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.).  We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the Charges and Expenses section.  Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

Participants who are no longer Eligible Group Members also have these options:  Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

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Options on Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value.  These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new Group Contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail. Under some Group Contracts, you may also have the option of continuing your insurance coverage.  Prudential might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to elect to continue your insurance.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

•
the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•	$10,000.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

*
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

*
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contract Holder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in Good Order at the address on the forms.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.  Premium payments that are not in Good Order are placed in an account and we may earn interesrt on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you.  These benefits may be provided to all Participants under a Group Contract.  Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.  You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability,

Prudential will extend your insurance coverage if you become totally disabled prior to age 60.  We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method.  Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer.  Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums from Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck.  Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section. Your Contract may include Funds that are not currently accepting additional investments.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment at the Payment Office. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in an account and we may earn interest on such amount.  You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you .

•
DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Prudential Series Fund Money Market Portfolio instead of the Fixed Account.)

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at our Service Office. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

*	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

*	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

*
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

*	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically.  See the Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations.  Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2.   You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month.  We will terminate the DCA arrangement when any of the following events occur:

*	We have completed the designated number of transfers;

*	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

*	Prudential receives your written request to end the DCA arrangement; or

*	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test."  Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single

Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and the 2001 CSO Table for certificates effective on or after January 1, 2009.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries.  Subject to applicable state law the standard method of paying group life insurance benefits of certain amounts as established by Prudential (currently $5,000) is via Prudential’s Alliance Account® whereby funds are held with Prudential.  When the claim is paid, the full amount of life insurance proceeds payable to the claimant is paid in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name.  The beneficiary can access all funds immediately by writing a check for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.

The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary.  Interest is accrued daily, compounded daily, and credited monthly.  The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in the account.

The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America.  It is not FDIC insured because it is not a bank account or a bank product.  Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments.  These payments will be paid by check.  Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.  Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The following settlement and payment options are also available (please note availability of options is subject to change):

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in Face Amount

*	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

*	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

*	Some Group Contracts may not allow increases at all.

*
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

*	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

*	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

*	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

*	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

*
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

*	Net Premiums;

*	Withdrawals;

*	Increases or decreases in the value of the Funds you selected;

*	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

*	Interest accrued on any loan;

*	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

*	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of withdrawals you can make in a year.  A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

*	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

*	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

*
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificates will no longer have any value.  Currently the grace period is 61 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

*	A written request for reinstatement;

*	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

*	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

*
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.  When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

*	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

*	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor.  For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

*
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

*
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

*	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

*	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

*
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

*
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

*
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

*
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

*	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment as Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations.  In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance.  Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

*	First, the Death Benefit is generally not included in the gross income of the beneficiary;

*	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

*
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

*
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.  If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract.  We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2012, December 31, 2011 and December 31, 2010 were $0, $0, and $0, respectively.  Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. As of December 31, 2011, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2011.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2013, Prudential filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against The Prudential Insurance Company of America.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, Prudential filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a  qui tam  action on behalf of the State of Minnesota,  Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Prudential filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. The Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential and Pruco Life Insurance Company.  In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. The Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification and granted the motion by Prudential for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs.  In February 2013, plaintiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. Prudential has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al.  The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against Prudential.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York,  Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors,  in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, Prudential filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and The Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, Prudential filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.  and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.  Both matters seek to recover damages attributable to Prudential and affiliate entities’ and funds’ investments in residential mortgage-backed securities (“RMBS”). Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey Civil RICO statute. The complaints seek unspecified damages. In August 2012, Prudential filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al., The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al.  v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, Prudential filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al.  In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey. In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley defendants filed a motion to dismiss the complaint.  In March 2013, the Court dismissed Morgan Stanley’s motion to dismiss.  In March 2013, Prudential filed a complaint in the United States District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Company, Incorporated, et al.  Separately, in March 2013, Prudential filed a complaint in New Jersey state court against Countrywide Financial Corporation, et al.  Both complaints assert the same claims and seek the same damages as articulated in earlier filed actions.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the Depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled Definitions of Special Terms Used in This Prospectus.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage.  Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Payment Office - The address on your bill to which you are directed to send loan payments, premium payments, and payments to bring your Certificate out of default.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Service Office - The mailing address of our Service Office is: Group Life Services, PO Box 8769,  Philadelphia, PA 19176.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

 TheSAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.:  811-07545

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates.  In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

Page

Total Annual Fund Operation Expenses	3
The Funds	3
AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)	3
AllianceBernstein Variable Products Series Fund, Inc.	4
American Century Variable Portfolios, Inc.	4
Dreyfus Variable Investment Funds	4
DWS Variable Series II	5
Franklin® Templeton® Variable Insurance Products Trust	5
Janus Aspen Series	6
J.P. Morgan Insurance Trust	7
Lazard Retirement Series, Inc.	8
MFS® Variable Insurance Trust	9
Neuberger Berman Advisers Management Trust	9
PIMCO Variable Insurance Trust	10
T. Rowe Price	11
The Prudential Series Fund	11

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AIM Variable Insurance Funds:
Invesco V.I. Core Equity Fund	Appendix 1
Invesco V.I. Government Securities Fund	Appendix 2
Invesco V.I. International Growth Fund	Appendix 3
Invesco V.I. Small Cap Equity Fund	Appendix 4
Invesco V.I. Utilities Fund	Appendix 5

AllianceBernstein Variable Products Series Fund, Inc.:
AllianceBernstein VPS International Growth Portfolio	Appendix 6
AllianceBernstein VPS Real Estate Investment Portfolio	Appendix 7

American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund	Appendix 8
American Century VP International Fund	Appendix 9
American Century VP Value Fund	Appendix 10

Dreyfus Variable Investment Funds: Dreyfus VIF – International Equity Portfolio	Appendix 11

DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 12
DWS Government & Agency Securities VIP	Appendix 13
DWS High Income VIP	Appendix 14
DWS Unconstrained Income VIP	Appendix 15

Franklin Templeton Variable Insurance Products Trust:
Franklin Large Cap Value Securities Fund	Appendix 16
Franklin Small Cap Value Securities Fund	Appendix 17
Templeton Developing Markets Securities Fund	Appendix 18
Templeton Foreign Securities Fund	Appendix 19

Templeton Global Bond Securities Fund	Appendix 20

Janus Aspen Series:
Enterprise Portfolio	Appendix 21
Global Research Portfolio	Appendix 22
Janus Portfolio	Appendix 23
Overseas Portfolio	Appendix 24

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 25
JPMorgan Insurance Trust International Equity Portfolio	Appendix 26
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	Appendix 27
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 28
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 29

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 30
Lazard Retirement International Equity Portfolio	Appendix 31
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 32

MFS Variable Insurance Trust:
MFS Research Series	Appendix 33
MFS Research Bond Series	Appendix 34
MFS Strategic Income Series	Appendix 35

Neuberger Berman Advisers Management Trust:
AMT Growth Portfolio	Appendix 36
AMT Large Cap Value Portfolio	Appendix 37
AMT Short Duration Bond Portfolio	Appendix 38
AMT Socially Responsive Portfolio	Appendix 39

PIMCO Variable Insurance Trust:
All Asset Portfolio	Appendix 40
Long-Term U.S. Government Portfolio	Appendix 41
Total Return Portfolio	Appendix 42

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 43
New America Growth Portfolio	Appendix 44
Personal Strategy Balanced Portfolio	Appendix 45

T. Rowe Price International Series, Inc.: International Stock Portfolio	Appendix 46

The Prudential Series Fund Portfolio:
Conservative Balanced Portfolio	Appendix 47
Diversified Bond Portfolio	Appendix 48
Equity Portfolio	Appendix 49
Flexible Managed Portfolio	Appendix 50
Global Portfolio	Appendix 51
Government Income Portfolio	Appendix 52
High Yield Bond Portfolio:	Appendix 53
Jennison Portfolio	Appendix 54
Jennison 20/20 Portfolio	Appendix 55
Money Market Portfolio	Appendix 56
Natural Resources Portfolio	Appendix 57
Small Capitalization Stock Portfolio	Appendix 58
Stock Index Portfolio	Appendix 59
Value Portfolio	Appendix 60

2

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Funds.  More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.55%

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest.  Also included are each Fund’s investment objective, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)
(Series I Shares)

Invesco V.I. Core Equity Fund:   Seeks long-term growth of capital.

Invesco V.I. Government Securities Fund:   Seeks total return, comprised of current income and capital appreciation .

Invesco V.I. International Growth Fund:   Seeks long-term growth of capital

Invesco V.I. Small Cap Equity Fund: Seeks long-term growth of capital .

Invesco V.I. Utilities Fund: Seeks long-term growth of capital and, secondarily, current income .

Invesco Advisers, Inc. serves as the investment adviser of each of the above-mentioned Funds.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
Invesco V.I. Core Equity (1)	0.61%	0.29%	--	--	0.90%
Invesco V.I. Government Securities Fund (2)	0.46%	0.30%	--	--	0.76%
Invesco V.I. International Growth Fund	0.71%	0.30%	--	--	1.01%
Invesco V.I. Small Cap Equity Fund (1)	0.74%	0.32%	--	--	1.06%
Invesco V.I. Utilities Fund	0.60%	0.43%	--	--	1.03%

1.
The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 2.00% of average daily net assets.  Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

2.
The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.50% of average daily net assets.  Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

  3

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein VPS International Growth Portfolio: Seeks long-term growth of capital .

AllianceBernstein VPS Real Estate Investment Portfolio:   Seeks total return from long-term growth of capital and income .

AllianceBernstein L.P. ("AllianceBernstein") is the investment adviser to each of the above-mentioned funds.

AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein VPS International Growth Portfolio	0.75%	0.22%	--	--	0.97%
AllianceBernstein VPS Real Estate Investment Portfolio	0.55%	0.29%	--	--	0 .84%

American Century Variable Portfolios, Inc.
(Class I Shares)

VP Balanced Fund:   Seeks long-term capital growth and current income .

VP International Fund:   Seeks capital growth .

VP Value Fund:   Seeks long-term capital growth. Income is a secondary objective.

American Century Investment Management, Inc. ("ACIM") is the investment adviser to each of the above-mentioned portfolios.

American Century Variable Portfolios, Inc. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	0.01%	--	--	0.91%
VP International Portfolio	1.41%	0.01%	--	--	1.42%
VP Value	0.97%	0.01%	--	--	0.98%

Dreyfus Variable Investment Funds
(Initial Shares)

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - International Equity Portfolio:   Seeks capital growth .

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the above-mentioned portfolio. The principal distributor of the portfolio is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the International Equity Portfolio is Newton Capital Management, Ltd.

4

The Dreyfus Corporation (Initial Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Dreyfus Variable Investment Funds
Dreyfus VIF - International Equity	0.75%	0.31%	--	--	1.06%

DWS Variable Series II
(Class A Shares)

DWS Small Mid Cap Value VIP (formerly DWS Dreman Small Mid Cap Value VIP):  Seeks long-term capital appreciation.

DWS Government & Agency Securities VIP:   Seeks high current income consistent with preservation of capital.

DWS High Income VIP:   Seeks to provide a high level of current income.

DWS Unconstrained Income VIP:   Seeks a high total return.

The investment advisor of the funds is Deutsche Investment Management Americas Inc. (“Deutsche”). Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Small Mid Cap Value VIP.  QS Investors, LLC is the subadviser to the DWS Unconstrained Income VIP.

DWS Variable series ii (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Small Mid Cap Value VIP1	0.65%	0.17%	--	--	0.82%
DWS Government & Agency Securities VIP2	0.45%	0.23%	--	--	0.68%
DWS High Income VIP3	0.50%	0.22%	--	--	0.72%
DWS Unconstrained Income VIP4	0.55%	0.44%	--	--	0.99%

1.
Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund's Board.

2.
Through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 0.67%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund's Board.

3.
Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.72%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund's Board.

4.
Through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at  0.73% , excluding certain expenses such as extraordinary expenses, taxes, brokerage and  interest expense. Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.76%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.  These agreements may only be terminated with the consent of the fund's Board.

Franklin® Templeton® Variable Insurance Products Trust
(Class 2 Shares)

Franklin Large Cap Value Securities Fund:   Seeks long-term capital appreciation .

Franklin Small Cap Value Securities Fund:   Seeks long-term total return .

5

Templeton Developing Markets Securities Fund:   Seeks long-term capital appreciation.

Templeton Foreign Securities Fund:   Seeks long-term capital growth .

Templeton Global Bond Securities Fund:   Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Franklin Advisers, Inc. serves as the investment advisor for the Templeton Global Bond Securities Fund.  Franklin Advisory Services, LLC serves as the investment advisor for the Franklin Large Cap Value Securities Fund and the Franklin Small Cap Value Securities Fund.  Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund.  Templeton Investment Counsel, LLC serves as the investment advisor for the Templeton Foreign Securities Fund.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Franklin Large Cap Value Securities Fund1,2	0.76%	0.42%	0.01%	0.25%	1.44%
Franklin Small Cap Value Securities Fund	0.51%	0.16%	--	0.25%	0.92%
Templeton Developing Markets Securities Fund	1.10%	0.25%	--	0.25%	1.60%
Templeton Foreign Securities Fund	0.64%	0.15%	--	0.25%	1.04%
Templeton Global Bond Securities Fund3	0.46%	0.09%	--	0.25%	0.80%

1.
The manager and administrator have agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown above in column “Acquired portfolio fees and expenses”). This reduction will continue until at least April 30, 2014

2.
The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that common annual operating expenses (i.e. a combination of investment fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.65% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.  This waiver is separate from the waiver related to the Sweep Money Fund.

3.	The fund administration fee is paid indirectly through the management fee.

Janus Aspen Series
(Institutional Shares)

Enterprise Portfolio:   Seeks long-term growth of capital.

Global Research Portfolio (formerly Worldwide Portfolio): Seeks long-term growth of capital.

Janus Portfolio: Seeks long-term growth of capital.

Overseas Portfolio: Seeks long-term growth of capital .

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser.  Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

  6

Janus Aspen Series (Institutional Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses1	12b-1 Fees	Total Expenses
Enterprise Portfolio	0.64%	0.05%	--	--	0.69%
Global Research Portfolio	0.49%	0.06%	--	--	0.55%
Janus Portfolio	0.48%	0.05%	--	--	0.53%
Overseas Portfolio2	0.44%	0.05%	--	--	0.49%

1.
“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund. To the extent a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table in the Prospectus because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Amounts less than 0.01% are included in Other Expenses.

2.
The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

J.P. Morgan Insurance Trust
(Class 1 Shares)

JPMorgan Insurance Trust Core Bond Portfolio:   Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

JPMorgan Insurance Trust International Equity Portfolio:   Seeks to provide high total return from a portfolio of equity securities of foreign companies.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:  Seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

JPMorgan Insurance Trust Small Cap Core Portfolio:   Seeks capital growth over the long term.

JPMorgan Insurance Trust U.S. Equity Portfolio:   Seeks to provide high total return from a portfolio of selected equity securities .

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios.

7

J.P. Morgan (Class 1 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
JPMorgan Insurance Trust Core Bond Portfolio	0.40%	0.22%	--	--	0.62%1
JPMorgan Insurance Trust International Equity Portfolio	0.60%	0.60%	--	--	1.20%2
JPMorgan Insurance Trust Small Cap Core Portfolio	0.65%	0.29%	0.01%	--	0.95%3
JPMorgan Insurance Trust U.S. Equity Portfolio	0.55%	0.26%	--	--	0.81%4
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	0.65%	0.37%	--	--	1.02%5
1 .
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time, the Service Providers will determine whether or not to renew or revise it.

2.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time, the Service Providers will determine whether or not to renew or revise it.

3.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time, the Service Providers will determine whether or not to renew or revise it.

4.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time, the Service Providers will determine whether or not to renew or revise it.

5.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets. This contract cannot be terminated prior to 5/1/14, at which time, the Service Providers will determine whether or not to renew or revise it.

Lazard Retirement Series, Inc.
(Service Shares)

Lazard Retirement Emerging Markets Equity Portfolio:   Seeks long-term capital appreciation.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation .

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio:   Seeks long-term capital appreciation.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

Lazard Retirement Series, Inc. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses1	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio	1.00%	0.14%	--	0.25%	1.39%
International Equity Portfolio	0.75%	0.10%	--	0.25%	1.10%
U. S. Small-Mid Cap Equity Portfolio	0.75%	0.20%	--	0.25%	1.20%

1.	“Other Expenses” are based on estimated amounts for the current fiscal year, using the “other Expenses” for Service Shares from the last fiscal year.

8

MFS® Variable Insurance Trust
(Initial Class Shares)

MFS® Research Series:  Seeks capital appreciation .

MFS® Research Bond Series:  Seeks total return with an emphasis on current income, but also considering capital appreciation .

MFS® Strategic Income Series:  Seeks total return with an emphasis on high current income, but also considering capital appreciation .

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

MFS® Variable Insurance Trust (Initial Class Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
MFS® Research Series	0.75%	0.12%	--	--	0.87%
MFS® Research Bond Series	0.50%	0.06%	--	--	0.56%
MFS® Strategic Income Series1	0.70%	0.57%	0.01%	--	1.28%

1.
MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

Neuberger Berman Advisers Management Trust
(Class I Shares)

AMT Growth Portfolio:   Seeks growth of capital .

AMT Large Cap Value Portfolio:   Seeks long-term growth of capital .

AMT Short Duration Bond Portfolio:   Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

AMT Socially Responsive Portfolio:   Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy .

Neuberger Berman Management LLC (“NBM”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.  Neuberger Berman LLC (NB) is the sub-adviser for the AMT Growth Portfolio, AMT Large Cap Value Portfolio and the AMT Socially Responsive Portfolio. The sub-adviser for the AMT Short Duration Bond Portfolio is Neuberger Berman Fixed Income LLC (NBFI).

9

Neuberger Berman Advisers Management Trust (“AMT”) (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Growth Portfolio1	0.85%	1. 70%	--	--	2.55%
AMT Large Cap Value Portfolio1	0.85%	0.30%	--	--	1.15%
AMT Short Duration Bond Portfolio1	0.65%	0.17%	--	--	0.82%
AMT Socially Responsive Portfolio1	0.85%	0.19%	--	--	1.04%

1.
Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2015 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Growth, Short Duration Bond, and Large Cap Value Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.00% of average daily net asset value of the Growth, Short Duration Bond, and Large Cap Value Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PIMCO Variable Insurance Trust
(Administrative Class)

All Asset Portfolio: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Long-Term U.S. Government Portfolio:   Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Total Return Portfolio:   Seeks maximum total return, consistent with preservation of capital and prudent investment management .

Pacific Investment Management Company LLC. serves as the investment adviser to each of the above-mentioned portfolios. Research Affiliates, LLC serves as the asset allocation sub-adviser to the All Asset Portfolio .

PIMCO Variable Insurance Trust (Administrative Class)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Service Fees	12b-1 Fees	Total Expenses
All Asset Portfolio	0.425%	--	0.75%1	0.15%	--	1.325%2,3
Long-Term U.S. Government Portfolio	0.475%	0.04%4	--	0.15%	--	0.665%5
Total Return Portfolio	0.50%	--	--	0.15%	--	0.65%

1.
Acquired Fund Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO.  The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

2.	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.305% for the Administrative Class.
3.
Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4.
“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO.  The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

5.	Total Annual Portfolio Operating Expenses excluding interest expense is 0.625% for the Administrative Class.

10

T. Rowe Price

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies .

Personal Strategy Balanced Portfolio:   Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio:  Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

The investment adviser for each portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd are the subadvisors to the T. Rowe Price International Stock Portfolio.  T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.85%	--	--	--	0.85%
New America Growth Portfolio	0.85%	--	--	--	0.85%
Personal Strategy Balanced Portfolio1	0.90%	--	0.13%	--	1.02%1
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	--	--	--	1.05%

1.
Excludes expenses permanently waived 0.11%, 0.10%, 0.08%, 0.04%, and 0.02% of average net assets for the years ended 12/31/11, 12/31/10, 12/31/09, 12/31/08, and 12/31/07, respectively, related to investments in T. Rowe Price mutual funds.

The Prudential Series Fund
(Class I Shares)

Conservative Balanced Portfolio:   Seeks total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:   Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:   Seeks long-term growth of capital.

Flexible Managed Portfolio:   Seeks total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:   Seeks long-term growth of capital.

Government Income Portfolio:   Seeks a high level of income over the long term consistent with the preservation of capital.

High Yield Bond Portfolio:   Seeks a high total return.

Jennison Portfolio:  Seeks long-term growth of capital.

Jennison 20/20 Focus Portfolio:   Seeks long-term growth of capital.

11

Money Market Portfolio:   Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity .

Natural Resources Portfolio:   Seeks long-term growth of capital .

Small Capitalization Stock Portfolio:   Seeks long-term growth of capital .

Stock Index Portfolio:   Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks .

Value Portfolio:   Seeks capital appreciation .

Investment Manager

Prudential Investments LLC (“PI”) serves as the investment manager of the Series Fund Portfolios.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Investment Subadvisers

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Equity Portfolio, Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the Value Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.  PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio.  QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“MCM”) serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

12

The Prudential Series Fund (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.04%	--	--	0.44%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.03%	--	--	0.63%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Government Income Portfolio	0.40%	0.08%	--	--	0.48%
High Yield Bond Portfolio	0.55%	0.02%	--	--	0.57%
Jennison Portfolio	0.60%	0.03%	--	--	0 . 63%
Jennison 20/20 Focus Portfolio	0.75%	0.05%	--	--	0.80%
Money Market Portfolio	0.40%	0.04%	--	--	0.44%
Natural Resources Portfolio	0.45%	0.05%	--	--	0.50%
Small Capitalization Stock Portfolio	0.40%	0.07%	--	--	0.47%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

13

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive GVUL

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	5
Charges	6
Eligibility and Enrollment	7
“Free Look” Period	8
Maximum Age	8
Coverage Information	8
Changes in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Lapse and Reinstatement	9
Loans	9
Surrender Charge	9
Additional Premium Payments	9
Exclusions	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein VPS Real
Estate Investment Portfolio	Appendix 1

DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 2
DWS Government & Agency Securities VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 4

Lazard Retirement Series, Inc.: Lazard Retirement Emerging Markets Equity Portfolio	Appendix 5

MFS® Variable Insurance Trustsm: MFS Research Bond Series	Appendix 6

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 7
New America Growth Portfolio	Appendix 8

T. Rowe Price International Series, Inc.: International Stock Portfolio	Appendix 9

The Prudential Series Fund Portfolio:
Conservative Balanced	Appendix 10
Diversified Bond Portfolio	Appendix 11
Equity Portfolio	Appendix 12
Government Income Portfolio	Appendix 13
High Yield Bond Portfolio	Appendix 14
Jennison Portfolio	Appendix 15
Money Market Portfolio	Appendix 16
Small Capitalization Portfolio	Appendix 17
Stock Index Portfolio	Appendix 18
Value Portfolio	Appendix 19

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $0.04 Representative guaranteed charge - $0.634
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.506 Minimum - $0.066
Representative current charge - $0.258
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027
Waiver Benefit	Monthly	Maximum - $0.066 Minimum - $0.016 Representative current charge - $0.037

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 50 year old insured.  The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts.  The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.
8.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 50 year old insured, who is the spouse of an active employee.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.39%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Conservative Balanced – Class 1	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Government Income – Class 1	Seeks a high level of income over the long term consistent with the preservation of capital.	Sub-advised by Prudential Investment Management, Inc.

4

High Yield Bond – Class 1	Seeks high total return.	Sub-advised by Prudential Investment Management, Inc.
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
AllianceBernstein Real Estate Investment Portfolio – Class A	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
DWS Small Mid Cap Value – Class A	Seeks long-term capital appreciation.	Deutsche Investment Management Americas Inc. Sub-advised by Dreman Value Management LLC
DWS Government & Agency Securities VIP – Class A	Seeks high current income consistent with preservation of capital.	Deutsche Investment Management Americas Inc.
Templeton Foreign Securities Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® Research Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. Rowe Price Equity Income Portfolio	Seeks to provide a substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc. Sub-advised by T. Rowe Price International Ltd. and T. Rowe Price Singapore Ltd.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

5

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement Emerging Markets Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

6

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $1.70, and applies to insureds at age 72 and older.  The lowest current rate per thousand is $0.06, and applies to insureds at age 34.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.25
65	$0.79

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.12 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.50 and applies to insureds over age 74.   The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.01 to $0.06 per $1,000 of Net Amount at Risk per month.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3% for contracts issued on or before 03/31/2013 and 2% for contracts issued on or after May 1, 2013.

Eligibility and Enrollment

Eligibility

 Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

7

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount is $50,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

8

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Loans

The minimum amount you may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

9

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

PROSPECTUS
May 1, 2013
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 18 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
       Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

CHARGES AND EXPENSES	12

PERSONS HAVING RIGHTS UNDER THE CONTRACT	16

OTHER GENERAL CONTRACT PROVISIONS	16

PROCEDURES	21

ADDITIONAL INSURANCE BENEFITS	21

PREMIUMS	22

DEATH BENEFITS	26

SURRENDER AND WITHDRAWALS	28

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	31

LEGAL PROCEEDINGS	34

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Dreyfus Variable Insurance Funds:
Dreyfus VIF International Equity Portfolio	Appendix 1
Dreyfus VIF Opportunistic Small Cap Portfolio	Appendix 2

DWS Variable Series II: DWS High Income VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets Securities Fund	Appendix 4
Templeton Foreign Securities Fund	Appendix 5

Janus Aspen Series: Enterprise Portfolio	Appendix 6

Lazard Retirement Series, Inc.: Lazard Retirement Emerging Markets Equity Portfolio	Appendix 7

MFS® Variable Insurance Trustsm: MFS Research Series	Appendix 8

Neuberger Berman Advisers Management Trust:	Appendix 9
Neuberger Berman AMT Short Duration Bond Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 10
Mid-Cap Growth Portfolio	Appendix 11

The Prudential Series Fund Portfolio:
Conservative Balanced Portfolio	Appendix 12
Equity Portfolio	Appendix 13
Flexible Managed Portfolio	Appendix 14
Jennison Portfolio	Appendix 15
Money Market Portfolio	Appendix 16
Small Capitalization Portfolio	Appendix 17
Stock Index Portfolio	Appendix 18

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds.

1

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.02
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.424
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.017
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 46 year old Covered Person, who is a male AICPA member in the Select rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

2

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.60%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date

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of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.   See The Prudential Variable Contract Account GI-2, and the Allocation of Premiums sections .

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 and 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

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GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. Effective June 7, 2013, you may no longer make additional allocations into the Dreyfus Opportunistic Small Cap Portfolio . You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  you may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 18 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

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Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio. Your Certificate may include Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account G-2.

Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Conservative Balanced – Class 1 Style/Type: Hybrid	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Equity – Class 1 Style/Type: Large-Cap Blend	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class 1 Style/Type: Hybrid	Seeks total return consistent with an aggressively managed diversified portfolio.	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Jennison – Class 1 Style/Type: Large Cap Growth	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1 Style/Type: Money Market	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1 Style/Type: Small Cap Blend	Long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1 Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Unaffiliated Funds
Dreyfus International Equity Portfolio – Initial Shares Style/Type: Large Blend	Seeks capital growth.	The Dreyfus Corporation Subadvised by Newton Capital Management , Inc.

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Dreyfus Opportunistic Small Cap Portfolio – Initial Shares Style/Type: Small Blend	Seeks capital growth.	The Dreyfus Corporation
DWS High Income VIP – Class A Style/Type: Fixed Income – High Yield	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Templeton Developing Markets Securities Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund – Class 2 Style/Type: International – Equity	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Enterprise Portfolio - Institutional Style/Type: Mid-Cap Growth	Seeks long-term growth of capital	Janus Capital Management LLC
Lazard Retirement Emerging Markets Equity Portfolio – Class I Style/Type: International – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® Research Series – Initial Class Style/Type: Large-Cap Core	Seeks capital appreciation.	Massachusetts Financial Services Company
AMT Short Duration Bond Portfolio – Class I Style/Type: Fixed Income – Government	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Management Inc. Sub-advised by Neuberger Berman Fixed Income LLC
T. Rowe Price Equity Income Portfolio Style/Type: Large-Cap Value	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

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Service Fees Payable to Prudential

Prudential has entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

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•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

We may substitute the shares of another portfolio or of an entirely different variable investment option.  We may also cease to allow any investments in any variable investment option.  We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

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Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds.  The deduction reflects that, for federal taxes, some or all of the premium is treated as for an individual life insurance policy which have higher factors.  The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

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•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.05	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class, effective October 1, 2013:

Covered Person	Males	Females
35	$0.04	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.69	$1.37

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance

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benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

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PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and

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may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.  (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when

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we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds.  We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

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If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

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You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

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PROCEDURES

Your Group Contract describes various transactions that can be made under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

Premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill.   Prudential will consider premium payments to be "received" when the AICPA Insurance Trust receives them in Good Order at the address on the premium bill or form.  If you send your premium payment to the wrong address or without the correct form, it will be forwarded to the correct address and the date of receipt will be the date it is received at the correct address and the correct account is determined.

Loan repayments must be sent directly to Prudential at a unique address that appears on the loan repayment form.

All other transactions or requests must be sent to Aon Benfield Securities, Inc. at the address on each respective form.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.    Aon Benfield Securities, Inc. is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.  Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount.  You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors .

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill.

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"Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

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How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.   Your Contract may include Funds that are not currently accepting additional investments .

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. All premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill where they are held by the AICPA Insurance Trust for a period of time before they are transferred to Prudential.  During that period of time, the AICPA Insurance Trust will hold the payments in an account that may bear interest. They may return a portion of the interest in your annual Premium Refund. Once premium payments are received from the AICPA Insurance Trust Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in an account and we may earn intereat on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

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Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

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Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments .  See the section titled The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

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•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change):

Another way of settling claims of $5,000 or more is via a retained asset account, such as Prudential’s Alliance Account whereby funds are held with Prudential. When the claim is paid, the full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name. Beneficiaries are notified of claim approval resulting in Alliance Account settlement and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Alliance Account kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. The Alliance Account has no monthly charges, per check charges or check reorder charges but may incur fees for special services such as stop payment requests, requests for check copies, or requests for priority delivery of additional checks; a complete list of applicable fees is available upon request.

The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the

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beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Alliance accountholders in advance via their quarterly statements or by calling customer support. Alliance Accounts include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Alliance Account becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Alliance Account.

The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in the Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account servicing and processing support. Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential Alliance Account, PO BOX 41582, Philadelphia, PA 19176.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

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Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

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How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

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•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc..

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

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We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability.  See the Incontestability section.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

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If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

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If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

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These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

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Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

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Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2013, Prudential filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against The Prudential Insurance Company of America.

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In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, Prudential filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a  qui tam  action on behalf of the State of Minnesota,  Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Prudential filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of

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Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. The Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential and Pruco Life Insurance Company.  In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. The Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification and granted the motion by Prudential for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs.  In February 2013, plaintiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. Prudential has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al.  The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against Prudential.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York,  Prudential Retirement Insurance & Annuity Co. v. State Street

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Global Advisors,  in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, Prudential filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and The Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, Prudential filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.  and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.  Both matters seek to recover damages attributable to Prudential and affiliate entities’ and funds’ investments in residential mortgage-backed securities (“RMBS”). Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey

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Civil RICO statute. The complaints seek unspecified damages. In August 2012, Prudential filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al., The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al.  v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, Prudential filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al.  In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey. In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley defendants filed a motion to dismiss the complaint.  In March 2013, the Court dismissed Morgan Stanley’s motion to dismiss.  In March 2013, Prudential filed a complaint in the United States District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Company, Incorporated, et al.  Separately, in March 2013, Prudential filed a complaint in New Jersey state court against Countrywide Financial Corporation, et al.  Both complaints assert the same claims and seek the same damages as articulated in earlier filed actions.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest,

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outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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 The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465) Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

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PROSPECTUS
May 1, 2013
For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life
for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 14 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.  This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

  The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

SUMMARY OF CONTRACT RISKS	5

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

CHARGES AND EXPENSES	12

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

OTHER GENERAL CONTRACT PROVISIONS	16

PROCEDURES	20

ADDITIONAL INSURANCE BENEFITS	21

PREMIUMS	22

DEATH BENEFITS	25

SURRENDER AND WITHDRAWALS	29

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	31

LEGAL PROCEEDINGS	34

FINANCIAL STATEMENTS	38

ADDITIONAL INFORMATION	38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.:
AllianceBernstein VPS International Growth Portfolio	Appendix 1
AllianceBernstein VPS Real Estate Investment Portfolio	Appendix 2

Dreyfus Variable Insurance Funds: Dreyfus VIF International Equity Portfolio	Appendix 3

DWS Variable Series II: DWS Small Mid Cap Value VIP	Appendix 4

Lazard Retirement Series, Inc.: Lazard Retirement Emerging Markets Equity Portfolio	Appendix 5

T. Rowe Price Equity Series, Inc.:
Mid-Cap Growth Portfolio	Appendix 6
New America Growth Portfolio	Appendix 7
Personal Strategy Balanced Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
High Yield Bond Portfolio	Appendix 9
Jennison 20/20 Focus Portfolio	Appendix 10
Money Market Portfolio	Appendix 11
Small Capitalization Portfolio	Appendix 12
Stock Index Portfolio	Appendix 13
Value Portfolio	Appendix 14

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance2,3:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $29.19 Minimum - $0.02
Charge for a Representative Participant		Representative guaranteed charge - $0.284
Net Interest on Loans5	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits3:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.006 Minimum - $6.006
Representative current charge - $6.007
Accidental Death & Dismemberment	Monthly	Maximum - $0.036 Minimum - $0.026
Representative current charge - $.027
Waiver Benefit	Monthly	Maximum - $0.076 Minimum - $0.0026
Representative current charge - $.017
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

4.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 48 year old Covered Person, who is a male AICPA member in the Select rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.39%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

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The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See The Fixed Account section.

Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.

4

This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 and 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

6

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

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Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

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The Funds

There are currently 14 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option Style/Type	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
High Yield Bond – Class 1 Style/Type: Taxable - Fixed Income – High Yield	Seeks high total return.	Sub-advised by Prudential Investment Management, Inc.
Jennison 20/20 Focus – Class 1 Style/Type: Large Cap Blend	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1 Style/Type: Money Market	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1 Style/Type: Small Cap Blend	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1 Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1 Style/Type: Large Cap Value	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
AllianceBernstein International Growth Portfolio – Series I Style/Type: International - Equity	Seeks long-term growth of capital.	AllianceBernstein L.P.
AllianceBernstein Real Estate Investment Portfolio – Series I Style/Type: Sector	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.

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Dreyfus VIF - International Equity Portfolio –Initial Shares Style/Type: Large Blend	Seeks capital growth.	Dreyfus Corporation Subadvised by Newton Capital Management, Inc.
DWS Small Mid Cap Value VIP – Class A (formerly DWS Dreman Small Mid Cap Value VIP) Style/Type: Multi-Cap Value	Seeks long-term capital appreciation.	Deutsche Investment Management Americas Inc. Subadvised by Dreman Value Management L.L.C.
Lazard Retirement Emerging Markets Equity Portfolio - Service Shares Style/Type: International – Equity	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio Style/Type: Multi-Cap Growth	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.
T. Rowe Price Personal Strategy Balanced Portfolio Style/Type:: Asset Allocation	Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds

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and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Fund currently pays a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

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Substitution of Variable Investment Options

We may substitute the shares of another portfolio or of an entirely different variable investment option.  We may also cease to allow any investments in any variable investment option.  We would not do this without any necessary Securities and Exchange Commission and/or any necessary state approval.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any

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other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds.  The deduction reflects that, for federal taxes, some or all of the premium is treated as for an individual life insurance policy which have higher factors.  The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

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•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.05	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.47	$1.02

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class, effective October 1, 2013:

Covered Person	Males	Females
35	$0.04	$0.04
45	$0.16	$0.13
55	$0.54	$0.44
65	$1.47	$1.02

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s Life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

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2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

2.
Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

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A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

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Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

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You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

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You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit premiums and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

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•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.  Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds.  We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

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Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options on Termination of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

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If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract describes various transactions that can be made under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

Premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill.   Prudential will consider premium payments to be "received" when the AICPA Insurance Trust receives them in Good Order at the address on the premium bill or form.  If you send your premium payment to the wrong address or without the correct form, it will be forwarded to the correct address and the date of receipt will be the date it is received at the correct address and the correct account is determined.

Loan repayments must be sent directly to Prudential at a unique address that appears on the loan repayment form.

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All other transactions or requests must be sent to Aon Benfield Securities, Inc. at the address on each respective form.  If you do not have the proper form, you may request one from Aon Benfield Securities Inc. at (800) 223-7473.    Aon Benfield Securities, Inc. is the plan agent for the Contract and is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.  Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

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Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask

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whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. All premium payments must be sent to the AICPA Insurance Trust at the address on your form or bill where they are held by the AICPA Insurance Trust for a period of time before they are transferred to Prudential.  During that period of time, the AICPA Insurance Trust will hold the payments in an account that may bear interest. They may return a portion of the interest in your annual Premium Refund. Once premium payments are received from the AICPA Insurance Trust Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

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Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the

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aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

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Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change):

Another way of settling claims of $5,000 or more is via a retained asset account, such as Prudential’s Alliance Account whereby funds are held with Prudential. When the claim is paid, the full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of an interest-bearing Alliance Account in the beneficiary’s name. Beneficiaries are notified of claim approval resulting in Alliance Account settlement and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Alliance Account kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. The Alliance Account has no monthly charges, per check charges or check reorder charges but may incur fees for special services such as stop payment requests, requests for check copies, or requests for priority delivery of additional checks; a complete list of applicable fees is available upon request.

The Alliance Account begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Alliance accountholders in advance via their quarterly statements or by calling customer support. Alliance Accounts include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Alliance Account becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Alliance Account.

The Alliance Account is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in the Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life

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and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account servicing and processing support. Alliance is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential Alliance Account, PO BOX 41582, Philadelphia, PA 19176.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount

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change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

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The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

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You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

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If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the Incontestability section.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

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Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

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•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and premium refunds (passed on to you as an annual refund) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

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•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.  In March 2013, Prudential filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against The Prudential Insurance Company of America.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, Prudential filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a  qui tam  action on behalf of the State of Minnesota,  Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Prudential filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential’s motion to dismiss, and the complaint was dismissed with prejudice.

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In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation.  The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. The Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v.

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Prudential and Pruco Life Insurance Company.  In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. The Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification and granted the motion by Prudential for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs.  In February 2013, plaintiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. Prudential has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al.  The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against Prudential.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York,  Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors,  in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for

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contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, Prudential filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and The Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, Prudential filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.  and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.  Both matters seek to recover damages attributable to Prudential and affiliate entities’ and funds’ investments in residential mortgage-backed securities (“RMBS”). Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey Civil RICO statute. The complaints seek unspecified damages. In August 2012, Prudential filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al., The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al.  v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, Prudential filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al.  In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey. In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley defendants filed a motion to dismiss the complaint.  In March 2013, the Court dismissed Morgan Stanley’s motion to dismiss.  In March 2013, Prudential filed a complaint in the United States District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Company, Incorporated, et al.  Separately, in March 2013, Prudential filed a complaint in New Jersey state court against Countrywide Financial Corporation, et al.  Both complaints assert the same claims and seek the same damages as articulated in earlier filed actions.

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Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The audited financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions on your Certificate, please contact Aon Benfield Securities, Inc. at the phone number on the back cover.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest,

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outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.  The SAI contains additional information about the Prudential Variable Contract Account GI-2.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series: 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark NJ 07102-4077, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation.  Coverage is offered and administered through Aon Benfield Securities, Inc., Member FINRA/SIPC, 159 East County Line Road, Hatboro, PA 19040-1218, 1-800-223-7473.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS.  Aon Insurance Services is a division of Affinity Insurance Services, Inc.; in CA, MN & OK, (CA License #0795465)  Aon Insurance Services is a division of AIS Affinity Insurance Agency, Inc.; and in NY, AIS Affinity Insurance Agency.

Investment Company Act of 1940: Registration No.:  811-07545

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Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	5
Charges	6
The Fixed Account	7
Eligibility and Enrollment	7
“Free Look” Period	8
Coverage Information	8
Changes in Face Amount	9
Definition of Life Insurance	9
Additional Insurance Benefits	9
Exclusions	9
Changes in Personal Status	9
Premiums	10
When Monthly Charges are Deducted	10

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 1

Janus Aspen Series: Janus Portfolio	Appendix 2

Lazard Retirement Series, Inc.: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 3

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 4
New America Growth Portfolio	Appendix 5

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 6
Equity Portfolio	Appendix 7
Flexible Managed Portfolio	Appendix 8
Global Portfolio	Appendix 9
Money Market Portfolio	Appendix 10
Stock Index Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.604
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
* Spouse GVUL (Cost of Insurance)2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.604
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 45 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.20%

3

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class -1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC

4

Unaffiliated Funds
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Long-term capital growth.	T. Rowe Price Associates, Inc .

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

5

Charges

The current charges under the CBS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $29.16, and applies to insureds at age 99, who are smokers and have elected to continue their coverage.  The lowest current rate per thousand is $0.03, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.14
55	$0.37
65	$0.64

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $29.16, and applies to insureds ages 95 , who are smokers and

6

whose spouses have elected to continue their coverage.  The lowest current rate per thousand is $0.03, and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.14
55	$0.37
65	$0.64

Dependent Term Insurance

The rate for child term insurance is currently $0.12 per thousand.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•
A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

•
At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

7

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage

A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage

All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage

A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children

A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant who is An Employee

Other than as noted above in the Enrollment Period section, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.  See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

For a Dependent Spouse

Other than as noted above in the Enrollment Period section, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a

8

qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.   See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount

You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount

Your coverage amount will not be decreased unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•
You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•
If you terminate employment at any other time, you may continue your coverage on a Continuation basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

9

Termination of the Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contract Holder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

•	You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who elect to continue their coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through CBS

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	5
Charges	6
The Fixed Account	7
Eligibility and Enrollment	7
“Free Look” Period	7
Coverage Information	8
Changes in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Exclusions	8
Changes in Personal Status	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II: DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 2

Janus Aspen Series:
Janus Portfolio	Appendix 3
Janus Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trustsm: MFS Research Series	Appendix 6

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 7
New America Growth Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 9
Equity Portfolio	Appendix 10
Flexible Managed Portfolio	Appendix 11
Global Portfolio	Appendix 12
Jennison Portfolio	Appendix 13
Money Market Portfolio	Appendix 14
Stock Index Portfolio	Appendix 15
Value Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.644

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Representative guaranteed charge - $0.484

Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.086 Minimum - $0.086 Representative current charge - $0.087
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.196
Minimum - $0.066

Representative current charge - $0.168

Certificates effective on or after 01/01/2009:
Maximum - $2.196
Minimum - $0.066

Representative current charge - $0.168

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 46 year old insured.  The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.
8.	The representative current charge for spouse term insurance is a sample rate currently charged for a 46 year old insured, who is the spouse of an active employee.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.20%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class 1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates

4

Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of

5

administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

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Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99.  The lowest current rate per thousand is $0.05, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.12
55	$0.32
65	$0.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.19 and applies to insureds age 70 and older.  The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

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Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

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Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2013   (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	6
Charges	6
The Fixed Account	8
Eligibility and Enrollment	8
“Free Look” Period	8
Coverage Information	8
Changes in Face Amount	9
Definition of Life Insurance	9
Additional Insurance Benefits	9
Exclusions	9
Premiums	9
When Monthly Charges are Deducted	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein VPS Real
Estate Investment Portfolio	Appendix 1

DWS Variable Series II:
DWS Government & Agency Securities VIP	Appendix 2
DWS High Income VIP	Appendix 3

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets Securities Fund	Appendix 4
Templeton Foreign Securities Fund	Appendix 5

Janus Aspen Series:
Janus Portfolio	Appendix 6
Janus Overseas Portfolio	Appendix 7

Lazard Retirement Series, Inc.: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 8

MFS® Variable Insurance Trustsm: MFS Research Series	Appendix 9

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 10
Mid-Cap Growth Portfolio	Appendix 11
New America Growth Portfolio	Appendix 12

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 13
Equity Portfolio	Appendix 14
Flexible Managed Portfolio	Appendix 15
Global Portfolio	Appendix 16
Jennison Portfolio	Appendix 17
Money Market Portfolio	Appendix 18
Stock Index Portfolio	Appendix 19
Value Portfolio	Appendix 20

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10 Representative guaranteed charge - $0.554
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$18.076 Minimum - $0.046
Representative current charge - $0.557
Child Dependents Term Life Insurance	Monthly	Maximum - $0.066 Minimum - $0.066
Representative current charge - $0.068
AD&D on employee’s life	Monthly	Maximum- $0.036 Minimum - $0.036
Representative current charge – 0.038
AD&D on employee and family’s life	Monthly	Maximum - $0.046 Minimum - $0.046
Representative current charge – 0.048
*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 44 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 44 year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.60%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class 1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates

4

Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
AllianceBernstein Real Estate Investment Portfolio – Class A	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
DWS Government & Agency Securities VIP – Class A	Seeks high current income consistent with preservation of capital.	Deutsche Investment Management Americas Inc.
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Templeton Developing Markets Securities Fund – Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

5

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Fund that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

6

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.12
55	$0.34
65	$1.05

Spouse Term Insurance:  The highest current rate per thousand is $18.07, and applies to spouses at age 99.  The lowest current rate per thousand currently offered for this benefit is $.04, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.06
45	$0.12
55	$0.34
65	$1.05

Child Term Insurance:  The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.03.  Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate:  The rate per thousand currently offered for this coverage is $0.04.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

7

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Ingersoll Rand who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Ingersoll Rand Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Ingersoll Rand Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2009.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000.  (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence of Good Health below.

Evidence of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000.  However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

8

Changes in Face Amount

Increases in Face Amount

Once enrolled, you may increase your Face Amount of insurance.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.
Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill.  A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Ingersoll Rand, if applicable.  See the Suicide Exclusion section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

9

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

 Supplement dated May 1, 2013
to Prospectus dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Charges	5
The Fixed Account	6
Eligibility and Enrollment	6
“Free Look” Period	6
Coverage Information	6
Changes in Face Amount	6
Definition of Life Insurance	7
Additional Insurance Benefits	7
Exclusions	7
Changes in Personal Status	7
Premiums	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund	Appendix 1
American Century VP International Fund	Appendix 2
American Century VP Value Fund	Appendix 3

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 4
JPMorgan Insurance Trust International Equity Portfolio	Appendix 5
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 6
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 7

The Prudential Series Fund Portfolio:
Flexible Managed Portfolio	Appendix 8
Global Portfolio	Appendix 9
High Yield Bond Portfolio	Appendix 10
Jennison Portfolio	Appendix 11
Money Market Portfolio	Appendix 12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.52%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.403
Net Interest on Loans4	Annually	2%
*     The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 40 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.44%	1.42%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

3

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Flexible Managed – Class -1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
High Yield Bond – Class 1	Seeks a high total return.	Sub-advised by Prudential Investment Management, Inc.
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Unaffiliated Funds
American Century VP Balanced Fund – Class A	Seeks long-term capital growth and current income.	American Century Investment Management, Inc.
American Century VP International Fund – Class A	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class A	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return by investing in a diversified portfolio of intermediate and long-term debt securities.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust International Equity Portfolio – Class 1	Seeks to provide high total return from a portfolio of equity securities of foreign companies.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management Inc.

4

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select.  This charge is to compensate Prudential for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers.  The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.18
55	$0.46
65	$1.27

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

5

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

 Eligible Group Members for the Group Variable Universal Life Insurance include:

•
Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•
Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2001.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 and five times annual eligible compensation.  (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

Evidence of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

6

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill.  Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less.   "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may elect to continue your coverage, at active employee rates, if you leave JP Morgan Chase & Company for any reason.  However, rates for Continuation coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate.  We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

7

•
If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who elect continued coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates.  This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Charges and Expenses	5
The Fixed Account	6
Eligibility and Enrollment	6
“Free Look” Period	6
Coverage Information	6
Changes in Face Amount	7
Definition of Life Insurance	7
Additional Insurance Benefits	8
Exclusions	8
Changes in Personal Status	8
Premiums	9
When Monthly Charges are Deducted	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolios, Inc.: American Century VP Value Fund	Appendix 1

Janus Aspen Series: Janus Global Research Portfolio	Appendix 2

MFS® Variable Insurance Trustsm
MFS Research Series	Appendix 3
MFS Research Bond Series	Appendix 4
MFS Strategic Income Series	Appendix 5

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio Appendix 6

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 7
New America Growth Portfolio	Appendix 8

The Prudential Series Fund Portfolio
Equity Portfolio	Appendix 9
Global Portfolio	Appendix 10
High Yield Bond Portfolio	Appendix 11
Jennison Portfolio	Appendix 12
Money Market Portfolio	Appendix 13
Small Capitalization Stock Portfolio	Appendix 14
Stock Index Portfolio	Appendix 15

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid	Current - 0.00%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.563
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.28%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

3

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
High Yield Bond – Class 1	Seeks a high total return.	Sub-advised by Prudential Investment Management, Inc.
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Unaffiliated Funds
American Century VP Value Fund – Class A	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
Janus Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Research Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company

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MFS Strategic Income Series – Initial Class	Seeks total return with an emphasis on high current income but also considering capital appreciation.	Massachusetts Financial Services Company
Neuberger Berman AMT Large Cap Value Portfolio – Class I	Seeks long-term growth of capital.	Neuberger Berman Management LLC Sub-advised by Neuberger Berman LLC
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.57 and applies to certain insureds at age 99, who have terminated employment.  The lowest current rate per thousand is $0.16, and applies to insureds under age 50 , who are terminated.

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The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
55	$0.32
65	$0.75

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

•	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003.
•
Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 11/05/2003.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

•	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue coverage prior to 1/1/2003.
•	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

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All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Your Face Amount will decrease only if you voluntarily choose to reduce it.

Conversion

If all or a part of your Face Amount of Insurance ends because ends for one of the reasons stated below,  you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health.  The reasons are:

•
Your employment ends, you transfer out of the covered classes, or the amount of your Face Amount Insurance is reduced by reasons of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class.

•	All Face Amount of Insurance that applies to you under the Group Contract for your class ends by amendment or otherwise.

To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

The amount of the individual contract cannot be more than the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the

7

Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

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Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
Charges	6
The Fixed Account	6
Eligibility and Enrollment	6
“Free Look” Period	7
Premiums	7
Maximum Age	7
Coverage Information	7
Changes in Face Amount	7
Definition of Life Insurance	7
Additional Insurance Benefits	8
Exclusions	8
Changes in Personal Status	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein VPS Real
Estate Investment Portfolio	Appendix 1

Janus Aspen Series:
Janus Portfolio	Appendix 2
Janus Overseas Portfolio	Appendix 3

Lazard Retirement Series, Inc.: Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

MFS® Variable Insurance Trustsm: MFS Strategic Income Series	Appendix 5

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Growth Portfolio	Appendix 6

T. Rowe Price Equity Series, Inc.: T. Rowe Price Mid-Cap Growth Portfolio	Appendix 7

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
Conservative Balanced Portfolio	Appendix 9
Global Portfolio	Appendix 10
Government Income Portfolio	Appendix 11
High Yield Bond Portfolio	Appendix 12
Money Market Portfolio	Appendix 13
Natural Resources Portfolio	Appendix 14
Small Capitalization Stock Portfolio	Appendix 15
Stock Index Portfolio	Appendix 16
Value Portfolio	Appendix 17

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - $0.00
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $ 0.523
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 47 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.55%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

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Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Conservative Balanced – Class 1	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Government Income – Class 1	Seeks a high level of income over the long term consistent with the preservation of capital.	Sub-advised by Prudential Investment Management, Inc.
High Yield Bond – Class 1	Seeks a high total return.	Sub-advised by Prudential Investment Management, Inc.
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Natural Resources – Class 1	Seeks long term growth of capital/	Sub-advised by Jennison Associates LLC
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
AllianceBernstein Real Estate Investment Portfolio – Class A	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

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Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS Strategic Income Series – Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Massachusetts Financial Services Company
Neuberger Berman AMT Growth Portfolio - Class I	Seeks growth of capital.	Neuberger Berman Management LLC Sub-advised by Neuberger Berman LLC
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc. Sub-advised by T. Rowe Price International Ltd. and T. Rowe Price Singapore Ltd.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Global Asset Allocation Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $ 18.69 , and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.56

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

6

We refer to each Eligible Group Member who buys coverage as a "Participant."  When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $3,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Face amounts may decrease if you wish to continue coverage after retirement.  Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.  Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

7

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service.  You can choose to pay premiums via an electronic funds transfer or be billed directly.  If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.  This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement.  If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
Charges	6
The Fixed Account	7
Eligibility and Enrollment	7
“Free Look” Period	7
Premiums	7
Maximum Age	7
Coverage Information	8
Changes in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Exclusions	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein VPS Real
Estate Investment Portfolio	Appendix 1

Janus Aspen Series:
Janus Portfolio	Appendix 2
Janus Overseas Portfolio	Appendix 3

Lazard Retirement Series, Inc.: Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

MFS® Variable Insurance Trustsm: MFS Strategic Income Series	Appendix 5

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Growth Portfolio	Appendix 6

T. Rowe Price Equity Series, Inc.: T. Rowe Price Mid-Cap Growth Portfolio	Appendix 7

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
Conservative Balanced Portfolio	Appendix 9
Global Portfolio	Appendix 10
Government Income Portfolio	Appendix 11
High Yield Bond Portfolio	Appendix 12
Money Market Portfolio	Appendix 13
Natural Resources Portfolio	Appendix 14

Small Capitalization Stock Portfolio	Appendix 15
Stock Index Portfolio	Appendix 16
Value Portfolio	Appendix 17

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 0.00%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $2.523
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 64 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	2.55%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Conservative Balanced – Class 1	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Government Income – Class 1	Seeks a high level of income over the long term consistent with the preservation of capital.	Sub-advised by Prudential Investment Management, Inc.
High Yield Bond – Class 1	Seeks a high total return.	Sub-advised by Prudential Investment Management, Inc.
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Natural Resources – Class 1	Seeks long term growth of capital/	Sub-advised by Jennison Associates LLC
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC

4

Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
AllianceBernstein Real Estate Investment Portfolio – Class A	Seeks total return from long-term growth of capital and income.	AllianceBernstein L.P.
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS Strategic Income Series – Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Massachusetts Financial Services Company
Neuberger Berman AMT Growth Portfolio - Class I	Seeks growth of capital.	Neuberger Berman Management LLC Sub-advised by Neuberger Berman LLC
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc. Sub-advised by T. Rowe Price International Ltd. and T. Rowe Price Singapore Ltd.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.

5

 Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $18.69 , and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.07
55	$0.17
65	$0.56

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

6

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period

 Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $1,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003.

7

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	5
Charges	6
The Fixed Account	7
Eligibility and Enrollment	7
“Free Look” Period	8
Coverage Information	8
Changes in Face Amount	9
Definition of Life Insurance	9
Additional Insurance Benefits	10
Exclusions	10
Changes in Personal Status	10
Premiums	11
When Monthly Charges Are Deducted	11

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II: DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 2

Janus Aspen Series:
Janus Portfolio	Appendix 3
Janus Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trustsm: MFS Research Series	Appendix 6

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 7
New America Growth Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 9
Equity Portfolio	Appendix 10
Flexible Managed Portfolio	Appendix 11
Global Portfolio	Appendix 12
Jennison Portfolio	Appendix 13
Money Market Portfolio	Appendix 14
Stock Index Portfolio	Appendix 15
Value Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging.  If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.41%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.41% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Bi-weekly	Certificates issued on or before 12/31/2008: Maximum - $2.77 Current - $2.00 Certificates issued on or after 01/01/2009: Maximum - $6.00 Current - $2.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.964

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.694
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $1.956 Minimum - $1.956
Representative current charge - $1.957
*
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured guaranteed under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

3

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.20%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class -1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates

4

Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Portfolios or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Fund.  The administrative services fees we receive from affiliates originate from

5

the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Portfolios that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some portfolios pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the JRS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.06% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

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Bi-Weekly Charges

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $2.00 for administrative expenses from your Certificate Fund.  We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $29.55, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.10
45	$0.16
55	$0.45
65	$1.32

Spouse and child term insurance:  The rate for spouse and child term insurance is currently $1.95 per unit.  Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis.  In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse.  If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only.  We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment.  Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

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•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support.  You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period.  You may enroll at any time.  If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage.  If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage.  Complete the application and mail it directly to Prudential.  Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary.  (The Face Amount is rounded up to the next higher multiple of $1,000).  See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child.  If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

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•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).  Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases in Face Amount

 Generally, your face amount will not decrease unless you request a decrease from Prudential.  However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey.  The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79).  The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance.  The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children.  The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

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Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse.  You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Retiree rates are identical to those of active Judges.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.”  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

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Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly.  Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential.  We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•
If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date.  The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•
If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract.  Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holding Corporation

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Service Fees Payable to Prudential	5
Charges	6
Eligibility and Enrollment	7
“Free Look” Period	7
Maximum Age	8
Coverage Information	8
Changes in Face Amount	8
Definition of Life Insurance	8
Additional Insurance Benefits	8
Lapse and Reinstatement	8
Loans	9
Surrender Charge	9
Additional Premium Payments	9
Exclusions	9
Changes in Personal Status	9

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 1

Janus Aspen Series: Janus Global Research Portfolio	Appendix 2

PIMCO Variable Insurance Trust: PIMCO Total Return Portfolio	Appendix 3

T. Rowe Price Equity Series, Inc:
Equity Income Portfolio	Appendix 4
New America Growth Portfolio	Appendix 5
Personal Strategy Portfolio	Appendix 6

The Prudential Series Fund Portfolio:
High Yield Bond Portfolio	Appendix 7
Jennison Portfolio	Appendix 8
Money Market Portfolio	Appendix 9
Small Capitalization Stock Portfolio	Appendix 10
Stock Index Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, make a withdrawal, or request additional statements.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20.00 per transfer after the twelfth. Current - $20.00 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20.00 per statement Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $0.04 Representative guaranteed charge - $0.694
Net Interest on Loans5	Annually	2%
*Additional Insurance Benefits3:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.126 Minimum - $0.126
Representative current charge - $0.127
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.506 Minimum - $0.066
Representative current charge - $.258
AD&D on employee’s life	Monthly	Maximum - $0.026 Minimum - $0.026 Representative current charge - $0.027
*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	These benefits may not be available to some groups.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured under the contract.
5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.
8.	The representative current charge for spouse term insurance is a sample rate currently charged for a 51 year old insured, who is the spouse of an active employee of Sears Holding Corporation.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.04%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
High Yield Bond – Class 1	Seeks high total return.	Sub-advised by Prudential Investment Management, Inc.
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC

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Unaffiliated Funds
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
PIMCO Total Return Portfolio – Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks long-term capital growth.	T. Rowe Price Associates, Inc.
T. Rowe Price Personal Strategy Balanced Portfolio	Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013 , the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.15% to 0.25% of the average assets allocated to the Funds indicated below.

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The following Portfolio currently pays a service fee of 0.15%:

•	PIMCO Total Return Portfolio

The following Portfolio currently pays a 12b-1 fee of 0.25%:

•	Franklin Templeton Foreign Securities

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $9.39, and applies to insureds at age 90 and older.  The lowest current rate per thousand is $0.04, and applies to insureds under age 25.

6

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.25
65	$0.67

Spouse Term Insurance:  The highest current rate per thousand is $2.50, and applies to spouses over age 73.  The lowest current rate per thousand currently offered for this benefit is $0.06, and applies to spouses under age 25.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.08
45	$0.14
55	$0.36
65	$0.92

Child term insurance:  The rate for child term insurance is currently $0.12 per thousand.

AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are classes of active employees as determined by the employer.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

7

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 70. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount is $50,000 and the maximum Face amount is $9,950,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (70% Male – 30% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  Prudential does not have an age restriction when applying for this Option. This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

8

Loans

The minimum amount you may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Towers Watson Pennsylvania

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you.  This supplement is not a complete Prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Towers Watson Pennsylvania Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	4
Charges	5
The Fixed Account	6
Eligibility and Enrollment	6
“Free Look” Period	6
Coverage Information	7
Changes in Face Amount	7
Definition of Life Insurance	7
Additional Insurance Benefits	7
Exclusions	8
Changes in Personal Status	8
Premiums	8
When Monthly Charges are Deducted	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II: DWS High Income VIP	Appendix 1

Janus Aspen Series:
Janus Portfolio	Appendix 2
Janus Overseas Portfolio	Appendix 3

T. Rowe Price Equity Series, Inc.: Mid-Cap Growth Portfolio	Appendix 4

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 5
Flexible Managed Portfolio	Appendix 6
Global Portfolio	Appendix 7
Jennison Portfolio	Appendix 8
Money Market Portfolio	Appendix 9
Small Capitalization Stock Portfolio	Appendix 10
Stock Index Portfolio	Appendix 11
Value Portfolio	Appendix 12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current - 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.473

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.04

Representative guaranteed charge - $0.31 3

Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1	The daily charge is based on the effective annual rate shown.
2
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3	The representative guaranteed charge for cost of insurance is a sample rate charged for a 42 year old insured guaranteed under the contract.
4
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	0.85%

3

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Flexible Managed – Class -1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Small Capitalization Stock – Class 1	Seeks long-term growth of capital.	Sub-advised by Quantitative Management Associates, LLC

4

Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation.	T. Rowe Price Associates, Inc.

Charges

The current charges under the Towers Watson Pennsylvania Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Towers Watson Pennsylvania Group Contract that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For Towers Watson Pennsylvania, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

5

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $35.16, and applies to insureds age 99, who are retired smokers and have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.13
55	$0.32
65	$0.79

Possible Additional Charges

For details on possible additional charges, see the Charges section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Watson Pennsylvania.

•	Active, full-time reduced hour US employees of Towers Watson Pennsylvania.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

6

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000.  (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant:  Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member:  You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health.  You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from us.  However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated.  “Terminally ill” means you have a life expectancy of 12 months or less.

7

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Watson Pennsylvania.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Towers Watson Pennsylvania for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee.  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either Towers Watson Pennsylvania or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Watson Pennsylvania replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If Towers Watson Pennsylvania does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Towers Watson Pennsylvania does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options:  convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Watson Pennsylvania will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly.  Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

8

If you make routine premium payments by automatic payroll deduction through Towers Watson Pennsylvania

We generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Watson Pennsylvania forwards the payroll deductions to us.

Towers Watson Pennsylvania intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month.  But, if Towers Watson Pennsylvania has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential

We generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Towers Watson Pennsylvania Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2013
to Prospectus Dated May 1, 2013
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2013 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
Service Fees Payable to Prudential	5
Charges	5
The Fixed Account	6
Eligibility and Enrollment	6
“Free Look” Period	7
Coverage Information	7
Changes in Face Amount	7
Definition of Life Insurance	7
Additional Insurance Benefits	7
Exclusions	7
Changes in Personal Status	8

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

DWS Variable Series II: DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund	Appendix 2

Janus Aspen Series:
Janus Portfolio	Appendix 3
Janus Overseas Portfolio	Appendix 4

Lazard Retirement Series, Inc.: Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trustsm: MFS Research Series	Appendix 6

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio	Appendix 7
New America Growth Portfolio	Appendix 8

The Prudential Series Fund Portfolio:
Diversified Bond Portfolio	Appendix 9
Equity Portfolio	Appendix 10
Flexible Managed Portfolio	Appendix 11
Global Portfolio	Appendix 12
Jennison Portfolio	Appendix 13
Money Market Portfolio	Appendix 14
Stock Index Portfolio	Appendix 15
Value Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.   The following tables provide the “current” and “maximum charge” applicable to the Group Contract.  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.50
*Cost of Insurance2
	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.813
Net Interest on Loans4	Annually	2%
*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.20%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

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Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the variable investment options in which the Account invests their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Affiliated Funds
Diversified Bond – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Sub-advised by Prudential Investment Management, Inc.
Equity – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Flexible Managed – Class -1	Seeks total return consistent with an aggressively managed diversified portfolio	Sub-advised by Prudential Investment Management, Inc. & Quantitative Management Associates
Global – Class 1	Seeks long-term growth of capital.	Sub-advised by LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
Jennison – Class 1	Seeks long-term growth of capital.	Sub-advised by Jennison Associates LLC
Money Market – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Sub-advised by Prudential Investment Management, Inc.
Stock Index – Class 1	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Sub-advised by Quantitative Management Associates, LLC
Value – Class 1	Seeks capital appreciation.	Sub-advised by Jennison Associates LLC
Unaffiliated Funds
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	Deutsche Investment Management Americas Inc.
Templeton Foreign Securities Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Janus Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC

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MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. Rowe Price Equity Income Portfolio	Seeks to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth.	T. Rowe Price Associates, Inc.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013, the administrative service fees we receive range from 0.05% to 0.25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

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•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.03, and applies to insureds under age 35 who have chosen to continue their coverage.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.11
55	$0.26
65	$0.45

Possible Additional Charges

For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members are full time active executive level employees as determined by Yellow Roadway.   We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

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Enrollment Period

You or your spouse would have had to enroll in the plan prior to 11/30/2007.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000.  Prudential may ask questions about your health and ask you to have a medical exam.  The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For coverage based on annual salary or earnings, we may increase your Face Amount based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option

You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

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Changes in Personal Status

Continuing Coverage at Retirement or Disability

You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2013

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups.  You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2013, as supplemented from time to time.

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

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The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account.  The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential.  Prudential is also the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account.  In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account.  From time to time, these additional assets will be transferred to Prudential’s general account.  Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company.  This does not involve any supervision by the SEC of the management or investment policies or practices of the Account.  For state law purposes, the Account is treated as a part or division of Prudential.  Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers.  The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions.  A new disclosure must be signed by the Group Contract Holder with any broker of record change.  In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of

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sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2012, December 31, 2011 and December 31, 2010 were $0, $0, and $0, respectively.  Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.  As of December 31, 2011, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2011.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place.  The Group Contract Holder has the same right.  That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential.  (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial).  In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Open Solution, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by First Data Payment

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Services (“FDPS”).  Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (“FDIC”). Open Solutions, Inc., JPMorgan Chase Bank, N.A., and First Data Payment Services are not Prudential Financial companies.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo (formerly Wachovia), in which Wells Fargo provides remittance processing expertise and research and development capabilities.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.   Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $1.2 million in 2012, $1.2 million in 2011, and $1.7 million in 2010.  For all banking operating services provided by Wells Fargo, Prudential has paid $2.7 million in 2012, $2.5 million in 2011, and $2.3 million in 2010. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account.  State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

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Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents

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past performance, and is no guarantee of future results.   The amounts shown reflect the daily charges for mortality and expense risk.  These charges are currently equal to an effective annual charge of 0.45%.  The charge is guaranteed to not exceed an effective annual rate of 0.90%.  The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential.  These ratings reflect our financial strength and claims-paying ability.  They are not intended to rate the investment experience or financial strength of the Account.  We may advertise these ratings from time to time.  Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus).  Prudential will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contract Holder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential, that enables Prudential to confirm the allocation of the entire payment to the individual Participant's accounts.  When Prudential so confirms, the contribution is in “good order.”  Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest.  Proper information must be received within 30 Business Days of the initial deposit date.  If this information is not received within 30 days, the Premium payment will be returned.  Premium payments received in good order will be applied same day.  The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf).  Prudential will not pay interest on those amounts.  If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information.  If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential will invest any Net Premiums received during the first 20 days in the Fixed Account.  Prudential will leave the Net Premiums in the Fixed Account for those first 20 days.  After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected.  (Under some Group Contracts, Prudential would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment/No Allocation - If Prudential has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received.  (Again, under some Group Contracts, Prudential would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

6

Rules That Apply -

1.
Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received.  If the enrollment information is not received within the 30 day period, the money will be returned.

2.
Initial Premium payments received prior to the Certificate Date, but after the Certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.
Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned.  This applies to funds and information received from the Group Contract Holder that we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”).  The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

7

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
ASSETS
Investment in the portfolio, at value	$2,381,421	$4,529,985	$15,315,714	$5,377,210	$1,492,274

Net Assets	$2,381,421	$4,529,985	$15,315,714	$5,377,210	$1,492,274

NET ASSETS, representing:
Equity of Participants	$2,381,421	$4,529,985	$15,315,714	$5,365,686	$1,492,274
Equity of the Prudential Insurance Company of America	0	0	0	11,524	0

	$2,381,421	$4,529,985	$15,315,714	$5,377,210	$1,492,274

Units outstanding	177,355	263,876	1,022,014	361,084	102,094

Portfolio shares held	238,142	254,923	429,613	200,567	136,281
Portfolio net asset value per share	$10.00	$17.77	$35.65	$26.81	$10.95
Investment in portfolio shares, at cost	$2,381,407	$3,358,397	$10,724,065	$3,497,966	$1,518,544

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$320	$84,254	$253,851	$31,487	$45,479

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	11,384	19,717	67,118	23,831	6,575

NET INVESTMENT INCOME (LOSS)	(11,064)	64,537	186,733	7,656	38,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	44,889	0	0
Realized gain (loss) on shares redeemed	0	10,489	51,666	12,796	(22,757)
Net change in unrealized gain (loss) on investments	0	430,528	1,716,659	593,889	41,773

NET GAIN (LOSS) ON INVESTMENTS	0	441,017	1,813,214	606,685	19,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,064)	$505,554	$1,999,947	$614,341	$57,920

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$3,963,495	$6,478,362	$8,698,658	$4,772,747	$3,724,207	$664,600	$974,588	$517,321

$3,963,495	$6,478,362	$8,698,658	$4,772,747	$3,724,207	$664,600	$974,588	$517,321

$3,963,495	$6,478,362	$8,698,658	$4,772,747	$3,724,207	$648,714	$974,588	$506,810
0	0	0	0	0	15,886	0	10,511

$3,963,495	$6,478,362	$8,698,658	$4,772,747	$3,724,207	$664,600	$974,588	$517,321

195,633	421,941	565,823	288,903	110,445	57,596	42,662	141,856

571,933	296,628	274,752	332,133	354,686	55,943	185,283	28,629
$6.93	$21.84	$31.66	$14.37	$10.50	$11.88	$5.26	$18.07
$3,546,224	$3,626,086	$6,283,485	$3,565,973	$2,183,795	$587,288	$886,547	$416,486

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$303,360	$48,986	$0	$128,278	$48,037	$28,538	$60,971	$4,252

16,803	28,126	37,090	19,441	15,875	2,796	3,927	1,767

286,557	20,860	(37,090)	108,837	32,162	25,742	57,044	2,485

0	0	0	0	0	27,988	0	0
(20,562)	41,932	(35,660)	(21,846)	(2,378)	912	(459)	(1,675)
225,448	861,999	1,476,768	595,344	366,486	8,714	55,197	53,648

204,886	903,931	1,441,108	573,498	364,108	37,614	54,738	51,973

$491,443	$924,791	$1,404,018	$682,335	$396,270	$63,356	$111,782	$54,458

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
ASSETS
Investment in the portfolio, at value	$2,472,213	$274,459	$91,472	$81,830	$264,918

Net Assets	$2,472,213	$274,459	$91,472	$81,830	$264,918

NET ASSETS, representing:
Equity of Participants	$2,472,213	$264,282	$91,472	$81,830	$264,918
Equity of the Prudential Insurance Company of America	0	10,177	0	0	0

	$2,472,213	$274,459	$91,472	$81,830	$264,918

Units outstanding	194,276	128,355	5,517	5,669	11,894

Portfolio shares held	91,631	14,024	12,829	9,163	40,632
Portfolio net asset value per share	$26.98	$19.57	$7.13	$8.93	$6.52
Investment in portfolio shares, at cost	$1,363,727	$190,404	$74,396	$56,610	$219,134

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$3,786	$4,331	$1,839	$596	$5,294

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	10,920	927	398	328	1,265

NET INVESTMENT INCOME (LOSS)	(7,134)	3,404	1,441	268	4,029

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(3,987)	(886)	(8)	41	2,793
Net change in unrealized gain (loss) on investments	325,395	36,318	7,802	13,584	29,694

NET GAIN (LOSS) ON INVESTMENTS	321,408	35,432	7,794	13,625	32,487

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$314,274	$38,836	$9,235	$13,893	$36,516

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$4,743,159	$446,370	$860,490	$129,517	$7,090,077	$21,453	$332,274	$89,377

$4,743,159	$446,370	$860,490	$129,517	$7,090,077	$21,453	$332,274	$89,377

$4,743,159	$446,370	$860,490	$129,517	$7,090,077	$12,403	$332,274	$89,377
0	0	0	0	0	9,050	0	0

$4,743,159	$446,370	$860,490	$129,517	$7,090,077	$21,453	$332,274	$89,377

159,294	31,512	28,565	6,132	390,509	10,484	29,418	4,197

215,598	19,690	46,363	9,601	318,369	1,849	10,809	8,520
$22.00	$22.67	$18.56	$13.49	$22.27	$11.60	$30.74	$10.49
$4,095,379	$340,597	$656,898	$101,299	$5,369,177	$14,680	$225,473	$80,001

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$2,116	$5,104	$6,015	$145,339	$96	$2,845	$5,002

20,169	1,895	3,824	977	30,117	245	1,467	390

(20,169)	221	1,280	5,038	115,222	(149)	1,378	4,612

436,709	2,693	42,518	1,439	0	0	0	0
(29,078)	(2,963)	(6,362)	18,012	13,184	9,683	9,962	99
132,042	44,706	73,596	(10,030)	849,046	(7,217)	46,783	3,782

539,673	44,436	109,752	9,421	862,230	2,466	56,745	3,881

$519,504	$44,657	$111,032	$14,459	$977,452	$2,317	$58,123	$8,493

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein VPS Real Estate Investment Portfolio
ASSETS
Investment in the portfolio, at value	$61,865	$122,975	$65,436	$3,434,982	$211,050

Net Assets	$61,865	$122,975	$65,436	$3,434,982	$211,050

NET ASSETS, representing:
Equity of Participants	$61,865	$122,975	$65,436	$3,434,982	$211,050
Equity of the Prudential Insurance Company of America	0	0	0	0	0

	$61,865	$122,975	$65,436	$3,434,982	$211,050

Units outstanding	5,128	5,503	3,614	213,985	6,337

Portfolio shares held	2,339	3,240	8,964	76,725	17,229
Portfolio net asset value per share	$26.45	$37.96	$7.30	$44.77	$12.25
Investment in portfolio shares, at cost	$34,262	$66,859	$72,956	$1,685,479	$185,708

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein VPS Real Estate Investment Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$371	$819	$0	$0	$1,761

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	296	555	298	14,663	770

NET INVESTMENT INCOME (LOSS)	75	264	(298)	(14,663)	991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,211	12,222	18,619	0	18,920
Realized gain (loss) on shares redeemed	4,055	3,156	(234)	23,294	(257)
Net change in unrealized gain (loss) on investments	5,314	413	(11,913)	476,271	10,370

NET GAIN (LOSS) ON INVESTMENTS	10,580	15,791	6,472	499,565	29,033

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,655	$16,055	$6,174	$484,902	$30,024

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund

$22,442	$1,652,036	$120,823	$387,457	$103,574	$1,639,945	$316,712	$0

$22,442	$1,652,036	$120,823	$387,457	$103,574	$1,639,945	$316,712	$0

$8,488	$1,636,260	$120,823	$387,457	$103,574	$1,639,945	$316,712	$0
13,954	15,776	0	0	0	0	0	0

$22,442	$1,652,036	$120,823	$387,457	$103,574	$1,639,945	$316,712	$0

10,549	121,481	8,901	29,235	6,708	115,999	22,535	0

1,768	92,968	7,585	22,981	8,104	73,805	16,200	0
$12.69	$17.77	$15.93	$16.86	$12.78	$22.22	$19.55	$0.00
$21,713	$1,346,209	$110,998	$331,568	$88,804	$1,534,451	$293,029	$0

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 3/27/2012*

$848	$30,225	$0	$1,372	$931	$25,053	$5,154	$0

37	6,654	461	1,410	363	6,612	1,123	0

811	23,571	(461)	(38)	568	18,441	4,031	0

460	0	3,462	0	0	18,189	8,542	0
(9)	1,432	(2,260)	(2,559)	(915)	(23,107)	(970)	5,315
(671)	115,642	6,239	63,422	8,017	250,099	17,023	(3,466)

(220)	117,074	7,441	60,863	7,102	245,181	24,595	1,849

$591	$140,645	$6,980	$60,825	$7,670	$263,622	$28,626	$1,849

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio	T. Rowe Price International Stock Portfolio	Invesco V.I. Core Equity Fund
ASSETS
Investment in the portfolio, at value	$19,521	$13,076	$17,083	$21,779	$14,895

Net Assets	$19,521	$13,076	$17,083	$21,779	$14,895

NET ASSETS, representing:
Equity of Participants	$0	$443	$76	$2,304	$3,129
Equity of the Prudential Insurance Company of America	19,521	12,633	17,007	19,475	11,766

	$19,521	$13,076	$17,083	$21,779	$14,895

Units outstanding	1,000	1,035	1,005	1,120	12,659

Portfolio shares held	934	1,076	505	1,567	494
Portfolio net asset value per share	$20.91	$12.15	$33.83	$13.90	$30.14
Investment in portfolio shares, at cost	$9,831	$12,387	$13,008	$12,988	$12,905

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio	T. Rowe Price International Stock Portfolio	Invesco V.I. Core Equity Fund
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$266	$80	$262	$141

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	86	58	79	88	7

NET INVESTMENT INCOME (LOSS)	(86)	208	1	174	134

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	409	1,379	0	0
Realized gain (loss) on shares redeemed	43	(1)	4	(23)	0
Net change in unrealized gain (loss) on investments	2,151	(219)	(1,896)	3,067	1,679

NET GAIN (LOSS) ON INVESTMENTS	2,194	189	(513)	3,044	1,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,108	$397	$(512)	$3,218	$1,813

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Fidelity VIP Equity-Income Portfolio – Service Class	PIMCO VIT Long-Term U.S Government Portfolio	DWS Capital Growth VIP	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO VIT Total Return Portfolio	AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio

$80,675	$101,124	$311,110	$149,077	$147,844	$182,544	$0	$319,311

$80,675	$101,124	$311,110	$149,077	$147,844	$182,544	$0	$319,311

$70,849	$82,888	$298,986	$137,449	$120,813	$173,785	$0	$306,385
9,826	18,236	12,124	11,628	27,031	8,759	0	12,926

$80,675	$101,124	$311,110	$149,077	$147,844	$182,544	$0	$319,311

83,012	55,331	255,736	128,227	69,072	27,809	0	266,875

4,060	8,188	14,551	7,391	12,800	10,656	0	28,485
$19.87	$12.35	$21.38	$20.17	$11.55	$17.13	$0.00	$11.21
$74,348	$96,183	$246,252	$143,560	$140,022	$167,306	$0	$283,016

SUBACCOUNTS (Continued)
Fidelity VIP Equity-Income Portfolio – Service Class	PIMCO VIT Long-Term U.S Government Portfolio	DWS Capital Growth VIP	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO VIT Total Return Portfolio	AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 4/27/2012*	01/01/2012 to 12/31/2012

$2,337	$1,948	$2,516	$3,421	$3,461	$2,137	$0	$5,973

129	160	642	257	372	590	36	585

2,208	1,788	1,874	3,164	3,089	1,547	(36)	5,388

4,506	9,700	0	6,906	2,768	0	0	4,738
(618)	(34)	(336)	(520)	(8)	(2,988)	1,205	(969)
4,076	(7,755)	32,375	4,890	5,972	18,280	4,574	17,045

7,964	1,911	32,039	11,276	8,732	15,292	5,779	20,814

$10,172	$3,699	$33,913	$14,440	$11,821	$16,839	$5,743	$26,202

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio
ASSETS
Investment in the portfolio, at value	$206,898	$77,950	$293,776	$12,397	$193,365

Net Assets	$206,898	$77,950	$293,776	$12,397	$193,365

NET ASSETS, representing:
Equity of Participants	$195,987	$67,847	$277,051	$1,756	$181,113
Equity of the Prudential Insurance Company of America	10,911	10,103	16,725	10,641	12,252

	$206,898	$77,950	$293,776	$12,397	$193,365

Units outstanding	190,314	77,153	163,745	11,650	158,088

Portfolio shares held	6,890	7,042	15,089	705	6,244
Portfolio net asset value per share	$30.03	$11.07	$19.47	$17.58	$30.97
Investment in portfolio shares, at cost	$192,919	$66,324	$267,573	$8,102	$146,203

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$2,306	$1,135	$18,879	$94	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	278	147	623	4	393

NET INVESTMENT INCOME (LOSS)	2,028	988	18,256	90	(393)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	474	0	0
Realized gain (loss) on shares redeemed	(237)	(122)	(2,248)	0	(101)
Net change in unrealized gain (loss) on investments	13,271	7,522	20,755	1,631	17,276

NET GAIN (LOSS) ON INVESTMENTS	13,034	7,400	18,981	1,631	17,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,062	$8,388	$37,237	$1,721	$16,782

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class

$162,928	$65,681	$158,343	$1,007,108	$48,892	$72,378	$56,762	$602,255

$162,928	$65,681	$158,343	$1,007,108	$48,892	$72,378	$56,762	$602,255

$150,290	$50,980	$147,712	$996,399	$37,387	$60,559	$45,189	$585,277
12,638	14,701	10,631	10,709	11,505	11,819	11,573	16,978

$162,928	$65,681	$158,343	$1,007,108	$48,892	$72,378	$56,762	$602,255

135,701	44,209	149,068	938,640	42,181	62,628	49,043	556,124

5,361	5,115	14,291	1,007,108	4,373	2,746	5,073	4,167
$30.39	$12.84	$11.08	$1.00	$11.18	$26.36	$11.19	$144.53
$144,471	$59,767	$113,900	$1,007,106	$43,669	$57,192	$49,755	$519,176

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$753	$3,998	$751	$320	$866	$828	$1,077	$11,612

277	101	313	1,928	64	109	150	1,073

476	3,897	438	(1,608)	802	719	927	10,539

12,820	67	0	0	431	0	635	4,650
(442)	50	(1,247)	0	(37)	(25)	1,778	(379)
531	2,435	31,853	0	3,234	6,527	4,884	48,082

12,909	2,552	30,606	0	3,628	6,502	7,297	52,353

$13,385	$6,449	$31,044	$(1,608)	$4,430	$7,221	$8,224	$62,892

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Small Cap Index VIP	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio
ASSETS
Investment in the portfolio, at value	$165,151	$789,250	$38,084	$135,148	$24,193

Net Assets	$165,151	$789,250	$38,084	$135,148	$24,193

NET ASSETS, representing:
Equity of Participants	$151,911	$777,554	$26,906	$124,259	$12,408
Equity of the Prudential Insurance Company of America	13,240	11,696	11,178	10,889	11,785

	$165,151	$789,250	$38,084	$135,148	$24,193

Units outstanding	122,425	674,779	34,075	126,861	20,529

Portfolio shares held	15,320	76,701	2,809	12,342	2,193
Portfolio net asset value per share	$10.78	$10.29	$13.56	$10.95	$11.03
Investment in portfolio shares, at cost	$157,512	$779,258	$30,225	$126,133	$22,824

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Small Cap Index VIP	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$2,724	$6,224	$276	$0	$26

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	312	1,651	49	244	23

NET INVESTMENT INCOME (LOSS)	2,412	4,573	227	(244)	3

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,418	7	2,701	595
Realized gain (loss) on shares redeemed	106	(16)	(103)	(2,268)	(23)
Net change in unrealized gain (loss) on investments	5,376	11,189	4,076	6,063	2,008

NET GAIN (LOSS) ON INVESTMENTS	5,482	12,591	3,980	6,496	2,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,894	$17,164	$4,207	$6,252	$2,583

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Fidelity VIP Freedom 2030 Portfolio	Lazard Retirement International Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio

$201,738	$51,011	$401,478	$53,628	$32,485	$24,618	$108,639	$374,487

$201,738	$51,011	$401,478	$53,628	$32,485	$24,618	$108,639	$374,487

$188,223	$38,707	$387,386	$42,481	$16,163	$12,746	$98,526	$362,357
13,515	12,304	14,092	11,147	16,322	11,872	10,113	12,130

$201,738	$51,011	$401,478	$53,628	$32,485	$24,618	$108,639	$374,487

149,320	41,459	340,805	48,377	19,902	19,570	87,131	302,673

10,640	2,729	22,023	4,934	2,921	2,099	10,919	31,078
$18.96	$18.69	$18.23	$10.87	$11.12	$11.73	$9.95	$12.05
$138,920	$39,171	$283,247	$45,392	$26,662	$23,930	$101,033	$351,472

SUBACCOUNTS (Continued)
AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Fidelity VIP Freedom 2030 Portfolio	Lazard Retirement International Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$0	$2,556	$1,053	$508	$222	$263	$3,678

437	84	740	90	35	23	182	708

(437)	(84)	1,816	963	473	199	81	2,970

7,122	0	0	408	0	711	0	19,067
(11)	(4)	(252)	8	(16)	(16)	(81)	(310)
19,152	5,514	53,966	4,326	5,193	1,586	8,908	6,517

26,263	5,510	53,714	4,742	5,177	2,281	8,827	25,274

$25,826	$5,426	$55,530	$5,705	$5,650	$2,480	$8,908	$28,244

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio
ASSETS
Investment in the portfolio, at value	$22,065	$57,707	$35,253	$21,709

Net Assets	$22,065	$57,707	$35,253	$21,709

NET ASSETS, representing:
Equity of Participants	$22,065	$57,707	$35,253	$21,709
Equity of the Prudential Insurance Company of America	0	0	0	0

	$22,065	$57,707	$35,253	$21,709

Units outstanding	1,445	4,609	2,422	1,093

Portfolio shares held	1,873	3,273	3,354	1,278
Portfolio net asset value per share	$11.78	$17.63	$10.51	$16.98
Investment in portfolio shares, at cost	$23,686	$42,995	$34,034	$13,889

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$956	$792	$673	$40

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	97	244	143	90

NET INVESTMENT INCOME (LOSS)	859	548	530	(50)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(281)	(3)	(58)	24
Net change in unrealized gain (loss) on investments	444	7,754	5,528	3,487

NET GAIN (LOSS) ON INVESTMENTS	163	7,751	5,470	3,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,022	$8,299	$6,000	$3,461

The accompanying notes are an integral part of these financial statements.

A13

[THIS PAGE INTENTIONALLY LEFT BLANK]

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio		Prudential Stock Index Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(11,064)	$(14,356)	$64,537	$60,984	$186,733	$155,054
Capital gains distributions received	0	0	0	0	44,889	0
Realized gain (loss) on shares redeemed	0	0	10,489	12,591	51,666	19,880
Net change in unrealized gain (loss) on investments	0	0	430,528	81,067	1,716,659	72,683

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,064)	(14,356)	505,554	154,642	1,999,947	247,617

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	0	0	9,122
Policy loans, net of repayment and interest	(681)	(4,403)	(2,552)	(2,108)	(8,331)	(201)
Surrenders, withdrawals and death benefits	(405,215)	(700,167)	(249,597)	(222,424)	(993,337)	(558,634)
Net transfers between other subaccounts or fixed rate option	(393,599)	47,465	294,809	121,824	697,754	691,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(799,495)	(657,105)	42,660	(102,708)	(303,914)	141,741

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	(14,220)	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(810,559)	(671,461)	548,214	37,714	1,696,033	389,358

NET ASSETS
Beginning of period	3,191,980	3,863,441	3,981,771	3,944,057	13,619,681	13,230,323

End of period	$2,381,421	$3,191,980	$4,529,985	$3,981,771	$15,315,714	$13,619,681

Beginning units	236,679	285,246	261,794	278,399	1,046,705	1,031,930

Units issued	106,894	132,843	79,789	82,676	245,492	283,859
Units redeemed	(166,218)	(181,410)	(77,707)	(99,281)	(270,183)	(269,084)

Ending units	177,355	236,679	263,876	261,794	1,022,014	1,046,705

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio		DWS High Income VIP		MFS VIT Research Series Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$7,656	$11,882	$38,904	$50,628	$286,557	$280,984	$20,860	$23,350
0	0	0	0	0	0	0	0
12,796	47,127	(22,757)	(41,507)	(20,562)	(46,424)	41,932	53,836
593,889	(228,900)	41,773	(10,062)	225,448	(114,092)	861,999	(113,760)

614,341	(169,891)	57,920	(941)	491,443	120,468	924,791	(36,574)

4,938	1,104	0	0	0	0	0	0
(4,041)	(11,248)	(153)	72	(1,101)	(6,997)	(2,520)	(19,307)
(400,465)	(222,757)	(96,203)	(110,036)	(164,583)	(218,034)	(269,141)	(259,066)
260,325	182,857	108,677	76,698	268,379	176,083	142,164	170,532

(139,243)	(50,044)	12,321	(33,266)	102,695	(48,948)	(129,497)	(107,841)

0	0	0	0	0	0	0	0

475,098	(219,935)	70,241	(34,207)	594,138	71,520	795,294	(144,415)

4,902,112	5,122,047	1,422,033	1,456,240	3,369,357	3,297,837	5,683,068	5,827,483

$5,377,210	$4,902,112	$1,492,274	$1,422,033	$3,963,495	$3,369,357	$6,478,362	$5,683,068

367,675	366,647	101,313	103,584	190,265	192,502	432,168	439,151

97,615	108,633	36,413	39,684	58,108	58,676	91,217	103,117
(104,206)	(107,605)	(35,632)	(41,955)	(52,740)	(60,913)	(101,444)	(110,100)

361,084	367,675	102,094	101,313	195,633	190,265	421,941	432,168

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio		Franklin Templeton Foreign Securities Fund – Class 2		Franklin Templeton Developing Markets Securities Fund – Class 2
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(37,090)	$(3,265)	$108,837	$55,376	$32,162	$18,741
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(35,660)	(43,696)	(21,846)	7,041	(2,378)	26,901
Net change in unrealized gain (loss) on investments	1,476,768	(1,053,204)	595,344	(515,701)	366,486	(634,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,404,018	(1,100,165)	682,335	(453,284)	396,270	(588,879)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	13,180	31,158	0	0
Policy loans, net of repayment and interest	594	(32,085)	(14,940)	(4,590)	(31,611)	(9,952)
Surrenders, withdrawals and death benefits	(494,813)	(462,162)	(161,941)	(204,360)	(132,777)	(126,965)
Net transfers between other subaccounts or fixed rate option	373,154	516,410	239,912	186,535	150,127	136,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(121,065)	22,163	76,211	8,743	(14,261)	(557)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,282,953	(1,078,002)	758,546	(444,541)	382,009	(589,436)

NET ASSETS
Beginning of period	7,415,705	8,493,707	4,014,201	4,458,742	3,342,198	3,931,634

End of period	$8,698,658	$7,415,705	$4,772,747	$4,014,201	$3,724,207	$3,342,198

Beginning units	579,032	568,725	286,035	282,618	111,667	110,018

Units issued	156,090	177,389	90,940	98,344	34,142	38,441
Units redeemed	(169,299)	(167,082)	(88,072)	(94,927)	(35,364)	(36,792)

Ending units	565,823	579,032	288,903	286,035	110,445	111,667

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio		Prudential Value Portfolio		Prudential Jennison Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$25,742	$23,843	$57,044	$51,742	$2,485	$2,008	$(7,134)	$(3,279)
27,988	13,798	0	0	0	0	0	0
912	2,922	(459)	(134)	(1,675)	1,767	(3,987)	4,149
8,714	1,508	55,197	(16,560)	53,648	(20,904)	325,395	463

63,356	42,071	111,782	35,048	54,458	(17,129)	314,274	1,333

13,127	0	40,977	49,315	45,997	38,196	0	0
1,109	(2,725)	0	0	887	(1,109)	(1,196)	(1,309)
(44,050)	(17,270)	(15,509)	(9,544)	(19,456)	(39,688)	(196,649)	(90,769)
1,203	(1,934)	47,779	75,235	49,901	50,319	209,235	207,104

(28,611)	(21,929)	73,247	115,006	77,329	47,718	11,390	115,026

0	0	0	(14,089)	0	0	0	0

34,745	20,142	185,029	135,965	131,787	30,589	325,664	116,359

629,855	609,713	789,559	653,594	385,534	354,945	2,146,549	2,030,190

$664,600	$629,855	$974,588	$789,559	$517,321	$385,534	$2,472,213	$2,146,549

50,710	46,498	39,373	43,821	100,400	52,384	195,117	184,255

17,625	13,506	13,574	15,590	55,146	66,940	79,853	79,720
(10,739)	(9,294)	(10,285)	(20,038)	(13,690)	(18,924)	(80,694)	(68,858)

57,596	50,710	42,662	39,373	141,856	100,400	194,276	195,117

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Global Portfolio		American Century VP Balanced Fund		American Century VP International Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$3,404	$2,477	$1,441	$1,223	$268	$706
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(886)	(892)	(8)	183	41	310
Net change in unrealized gain (loss) on investments	36,318	(19,589)	7,802	2,708	13,584	(10,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,836	(18,004)	9,235	4,114	13,893	(9,061)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	23,568	14,735	906	2,111	2,303	1,193
Policy loans, net of repayment and interest	1,297	(955)	0	0	0	0
Surrenders, withdrawals and death benefits	(15,161)	(3,162)	0	(12,062)	0	(4,034)
Net transfers between other subaccounts or fixed rate option	1,071	23,674	(42)	0	(27)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,775	34,292	864	(9,951)	2,276	(2,841)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,611	16,288	10,099	(5,837)	16,169	(11,902)

NET ASSETS
Beginning of period	224,848	208,560	81,373	87,210	65,661	77,563

End of period	$274,459	$224,848	$91,472	$81,373	$81,830	$65,661

Beginning units	105,107	83,622	5,463	6,139	5,488	5,676

Units issued	28,788	32,503	2,446	2,534	715	608
Units redeemed	(5,540)	(11,018)	(2,392)	(3,210)	(534)	(796)

Ending units	128,355	105,107	5,517	5,463	5,669	5,488

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
American Century VP Value Fund		T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$4,029	$4,315	$(20,169)	$(17,866)	$221	$(686)	$1,280	$2,831
0	0	436,709	482,079	2,693	30,338	42,518	10,333
2,793	(306)	(29,078)	(11,961)	(2,963)	(1,818)	(6,362)	(11,261)
29,694	(1,524)	132,042	(497,096)	44,706	(29,855)	73,596	(3,324)

36,516	2,485	519,504	(44,844)	44,657	(2,021)	111,032	(1,421)

0	0	45,982	86,529	30,067	36,749	12,917	33,442
0	0	(2,640)	(6,742)	(320)	(362)	(1,513)	(588)
(35,736)	(63,545)	(183,980)	(225,631)	(56,272)	(10,884)	(65,971)	(10,557)
(36)	0	317,559	487,553	41,352	71,112	24,088	144,907

(35,772)	(63,545)	176,921	341,709	14,827	96,615	(30,479)	167,204

0	0	0	0	0	0	0	0

744	(61,060)	696,425	296,865	59,484	94,594	80,553	165,783

264,174	325,234	4,046,734	3,749,869	386,886	292,292	779,937	614,154

$264,918	$264,174	$4,743,159	$4,046,734	$446,370	$386,886	$860,490	$779,937

13,530	16,751	154,110	140,350	30,760	22,887	29,909	23,578

1,816	1,722	57,600	66,168	21,916	24,758	10,924	15,652
(3,452)	(4,943)	(52,416)	(52,408)	(21,164)	(16,885)	(12,268)	(9,321)

11,894	13,530	159,294	154,110	31,512	30,760	28,565	29,909

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	MFS VIT Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio		Neuberger Berman AMT Partners Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$5,038	$4,657	$115,222	$73,597	$(149)	$(472)
Capital gains distributions received	1,439	2,414	0	0	0	0
Realized gain (loss) on shares redeemed	18,012	690	13,184	(3,897)	9,683	(7,066)
Net change in unrealized gain (loss) on investments	(10,030)	5,138	849,046	(90,937)	(7,217)	(16,578)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,459	12,899	977,452	(21,237)	2,317	(24,116)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	62,983	54,665	52,731
Policy loans, net of repayment and interest	(360)	(349)	(15,163)	5,554	0	0
Surrenders, withdrawals and death benefits	(99,822)	(5,971)	(372,643)	(151,617)	(4,560)	(7,572)
Net transfers between other subaccounts or fixed rate option	360	349	835,905	389,572	(184,849)	(53,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(99,822)	(5,971)	448,099	306,492	(134,744)	(8,007)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,363)	6,928	1,425,551	285,255	(132,427)	(32,123)

NET ASSETS
Beginning of period	214,880	207,952	5,664,526	5,379,271	153,880	186,003

End of period	$129,517	$214,880	$7,090,077	$5,664,526	$21,453	$153,880

Beginning units	10,872	11,180	363,891	341,549	173,879	184,766

Units issued	5,415	6,119	151,546	143,368	97,487	64,440
Units redeemed	(10,155)	(6,427)	(124,928)	(121,026)	(260,882)	(75,327)

Ending units	6,132	10,872	390,509	363,891	10,484	173,879

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Janus Aspen Worldwide Portfolio – Institutional Shares		MFS VIT Strategic Income Series Portfolio		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$1,378	$291	$4,612	$4,098	$75	$50	$264	$(60)
0	0	0	0	1,211	0	12,222	1,570
9,962	16,217	99	41	4,055	14,482	3,156	21,871
46,783	(100,323)	3,782	(735)	5,314	(17,196)	413	(88,781)

58,123	(83,815)	8,493	3,404	10,655	(2,664)	16,055	(65,400)

0	0	0	0	248	0	7,195	3,482
0	0	0	0	(73)	(86)	1,462	(1,202)
(38,450)	(160,832)	(1,458)	(213)	(12,198)	(40,425)	(9,499)	(45,387)
28	27,200	0	0	(1)	(1)	(32,417)	18,648

(38,422)	(133,632)	(1,458)	(213)	(12,024)	(40,512)	(33,259)	(24,459)

0	0	0	0	0	0	0	0

19,701	(217,447)	7,035	3,191	(1,369)	(43,176)	(17,204)	(89,859)

312,573	530,020	82,342	79,151	63,234	106,410	140,179	230,038

$332,274	$312,573	$89,377	$82,342	$61,865	$63,234	$122,975	$140,179

33,085	48,167	4,268	4,277	6,189	9,818	7,086	7,850

5,539	8,692	386	418	2,447	2,883	5,508	2,424
(9,206)	(23,774)	(457)	(427)	(3,508)	(6,512)	(7,091)	(3,188)

29,418	33,085	4,197	4,268	5,128	6,189	5,503	7,086

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		Janus Aspen Enterprise Portfolio – Institutional Shares		AllianceBernstein VPS Real Estate Investment Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(298)	$(310)	$(14,663)	$(13,357)	$991	$940
Capital gains distributions received	18,619	4,867	0	0	18,920	10,382
Realized gain (loss) on shares redeemed	(234)	434	23,294	14,095	(257)	(7,704)
Net change in unrealized gain (loss) on investments	(11,913)	(10,902)	476,271	(36,212)	10,370	9,303

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,174	(5,911)	484,902	(35,474)	30,024	12,921

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	161	0	0	0	23,929	41,097
Policy loans, net of repayment and interest	(132)	(707)	2,683	(9,384)	(188)	0
Surrenders, withdrawals and death benefits	(4,136)	(12,123)	(172,071)	(101,279)	(9,444)	(2,847)
Net transfers between other subaccounts or fixed rate option	(2)	0	147,510	232,776	27,810	24,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,109)	(12,830)	(21,878)	122,113	42,107	62,398

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	(8,731)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,065	(18,741)	463,024	86,639	72,131	66,588

NET ASSETS
Beginning of period	63,371	82,112	2,971,958	2,885,319	138,919	72,331

End of period	$65,436	$63,371	$3,434,982	$2,971,958	$211,050	$138,919

Beginning units	3,841	4,505	216,199	205,978	5,033	12,509

Units issued	1,035	1,112	66,471	76,859	4,575	5,251
Units redeemed	(1,262)	(1,776)	(68,685)	(66,638)	(3,271)	(12,727)

Ending units	3,614	3,841	213,985	216,199	6,337	5,033

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP		Prudential Conservative Balanced Portfolio		Prudential Jennison 20/20 Focus Portfolio		Dreyfus Variable Investment Fund International Equity Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$811	$820	$23,571	$20,233	$(461)	$(243)	$(38)	$2,600
460	323	0	0	3,462	0	0	0
(9)	64	1,432	1,622	(2,260)	(642)	(2,559)	(1,938)
(671)	226	115,642	32,408	6,239	(1,222)	63,422	(24,389)

591	1,433	140,645	54,263	6,980	(2,107)	60,825	(23,727)

538	398	40,478	16,113	13,524	22,081	26,282	24,580
0	0	15,749	575	0	0	(198)	0
(1)	(835)	(68,304)	(23,120)	(3,256)	(1,733)	(3,439)	(3,588)
0	4	225,320	194,697	19,822	19,299	49,106	85,779

537	(433)	213,243	188,265	30,090	39,647	71,751	106,771

0	0	0	0	0	0	0	0

1,128	1,000	353,888	242,528	37,070	37,540	132,576	83,044

21,314	20,314	1,298,148	1,055,620	83,753	46,213	254,881	171,837

$22,442	$21,314	$1,652,036	$1,298,148	$120,823	$83,753	$387,457	$254,881

10,517	10,545	107,645	91,466	6,820	3,589	23,581	13,501

364	401	57,583	56,853	7,107	7,260	14,211	18,810
(332)	(429)	(43,747)	(40,674)	(5,026)	(4,029)	(8,557)	(8,730)

10,549	10,517	121,481	107,645	8,901	6,820	29,235	23,581

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	DWS Dreman Small Mid Cap Value VIP		Lazard Retirement Emerging Markets Equity Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$568	$221	$18,441	$21,319	$4,031	$2,531
Capital gains distributions received	0	0	18,189	0	8,542	0
Realized gain (loss) on shares redeemed	(915)	(1,911)	(23,107)	(16,227)	(970)	(1,409)
Net change in unrealized gain (loss) on investments	8,017	2,933	250,099	(260,142)	17,023	1,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,670	1,243	263,622	(255,050)	28,626	2,495

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	21,601	22,922	56,562	102,740	43,131	49,330
Policy loans, net of repayment and interest	0	0	(14,413)	65	0	0
Surrenders, withdrawals and death benefits	(9,184)	(2,205)	(30,367)	(53,420)	(7,819)	(336)
Net transfers between other subaccounts or fixed rate option	19,469	15,193	105,960	160,223	55,482	64,861

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,886	35,910	117,742	209,608	90,794	113,855

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	(18,159)	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,556	37,153	381,364	(63,601)	119,420	116,350

NET ASSETS
Beginning of period	64,018	26,865	1,258,581	1,322,182	197,292	80,942

End of period	$103,574	$64,018	$1,639,945	$1,258,581	$316,712	$197,292

Beginning units	4,696	1,842	108,186	101,424	16,093	6,552

Units issued	7,639	7,798	41,730	55,893	22,633	22,941
Units redeemed	(5,627)	(4,944)	(33,917)	(49,131)	(16,191)	(13,400)

Ending units	6,708	4,696	115,999	108,186	22,535	16,093

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Franklin Templeton Growth Securities Fund		Neuberger Berman Advisers Management Trust Growth Portfolio		Prudential Government Income Portfolio		Prudential Natural Resources Portfolio
01/01/2012 to 3/27/2012*	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$0	$136	$(86)	$(80)	$208	$240	$1	$(53)
0	0	0	0	409	244	1,379	0
5,315	(2)	43	36	(1)	(1)	4	946
(3,466)	(1,258)	2,151	(72)	(219)	339	(1,896)	(4,390)

1,849	(1,124)	2,108	(116)	397	822	(512)	(3,479)

0	0	0	0	236	149	6	0
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	(66)
0	0	0	0	18	0	0	0

0	0	0	(1)	254	149	6	(66)

(15,912)	0	0	0	0	0	0	(16,318)

(14,063)	(1,124)	2,108	(117)	651	971	(506)	(19,863)

14,062	15,186	17,413	17,530	12,425	11,454	17,589	37,452

$(1)	$14,062	$19,521	$17,413	$13,076	$12,425	$17,083	$17,589

1,000	1,000	1,000	1,000	1,015	1,002	1,004	11,007

0	0	0	0	108	62	31	41
(1,000)	0	0	0	(88)	(49)	(30)	(10,044)

0	1,000	1,000	1,000	1,035	1,015	1,005	1,004

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio		Invesco V.I. Core Equity Fund		Fidelity VIP Equity-Income Portfolio – Service Class
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$174	$218	$134	$124	$2,208	$1,256
Capital gains distributions received	0	0	0	0	4,506	0
Realized gain (loss) on shares redeemed	(23)	(10)	0	6	(618)	(551)
Net change in unrealized gain (loss) on investments	3,067	(2,813)	1,679	(167)	4,076	(557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,218	(2,605)	1,813	(37)	10,172	148

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	1,249	1,104	0	0	16,489	14,898
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(205)	0	(46)	(35)	0	0
Net transfers between other subaccounts or fixed rate option	8	0	0	677	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,052	1,104	(46)	642	16,489	14,898

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,270	(1,501)	1,767	605	26,661	15,046

NET ASSETS
Beginning of period	17,509	19,010	13,128	12,523	54,014	38,968

End of period	$21,779	$17,509	$14,895	$13,128	$80,675	$54,014

Beginning units	1,062	1,000	12,707	12,113	65,131	47,391

Units issued	127	100	0	1,020	19,669	19,256
Units redeemed	(69)	(38)	(48)	(426)	(1,788)	(1,516)

Ending units	1,120	1,062	12,659	12,707	83,012	65,131

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
PIMCO VIT Long-Term U.S Government Portfolio		DWS Capital Growth VIP		Franklin Templeton Mutual Global Discovery Securities Fund – Class 2		PIMCO VIT Total Return Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$1,788	$1,523	$1,874	$1,008	$3,164	$1,921	$3,089	$1,951
9,700	1,589	0	0	6,906	2,127	2,768	1,402
(34)	(96)	(336)	(1,559)	(520)	(825)	(8)	(75)
(7,755)	12,768	32,375	(9,926)	4,890	(7,324)	5,972	(465)

3,699	15,784	33,913	(10,477)	14,440	(4,101)	11,821	2,813

18,599	16,909	63,922	29,621	31,332	23,248	24,777	32,187
0	0	0	0	0	0	0	0
0	0	0	(2,602)	0	(1,525)	(77)	(1,839)
0	0	(48)	18,634	3,728	15,075	0	17,286

18,599	16,909	63,874	45,653	35,060	36,798	24,700	47,634

0	0	0	0	0	0	0	10,000

22,298	32,693	97,787	35,176	49,500	32,697	36,521	60,447

78,826	46,133	213,323	178,147	99,577	66,880	111,323	50,876

$101,124	$78,826	$311,110	$213,323	$149,077	$99,577	$147,844	$111,323

45,042	33,699	203,500	162,344	97,091	63,280	56,824	36,608

11,412	12,326	62,260	62,609	38,042	40,506	13,486	21,514
(1,123)	(983)	(10,024)	(21,453)	(6,906)	(6,695)	(1,238)	(1,298)

55,331	45,042	255,736	203,500	128,227	97,091	69,072	56,824

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	AllianceBernstein VPS International Growth Portfolio		AllianceBernstein VPS International Value Portfolio		Fidelity VIP Freedom 2015 Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 4/27/2012*	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$1,547	$2,038	$(36)	$3,041	$5,388	$3,803
Capital gains distributions received	0	0	0	0	4,738	1,059
Realized gain (loss) on shares redeemed	(2,988)	(2,821)	1,205	(2,231)	(969)	651
Net change in unrealized gain (loss) on investments	18,280	(8,283)	4,574	(15,617)	17,045	(8,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,839	(9,066)	5,743	(14,807)	26,202	(2,716)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	33,607	31,881	1,664	25,436	97,009	52,515
Policy loans, net of repayment and interest	(172)	0	0	0	0	0
Surrenders, withdrawals and death benefits	(4,211)	(3,473)	0	(3,465)	0	(10,834)
Net transfers between other subaccounts or fixed rate option	26,693	27,716	(67,202)	(22,866)	(8,855)	(34,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,917	56,124	(65,538)	(895)	88,154	7,574

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	(6,188)	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,756	47,058	(65,983)	(15,702)	114,356	4,858

NET ASSETS
Beginning of period	109,788	62,730	65,983	81,685	204,955	200,097

End of period	$182,544	$109,788	$0	$65,983	$319,311	$204,955

Beginning units	23,330	17,146	123,913	123,870	192,080	186,753

Units issued	13,607	13,560	55,592	57,790	113,021	56,309
Units redeemed	(9,128)	(7,376)	(179,505)	(57,747)	(38,226)	(50,982)

Ending units	27,809	23,330	0	123,913	266,875	192,080

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Invesco V.I. International Growth Fund		Franklin Templeton Large Cap Value Securities Fund		Franklin Templeton Global Bond Securities Fund – Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$2,028	$628	$988	$480	$18,256	$12,625	$90	$66
0	0	0	0	474	1,526	0	0
(237)	(121)	(122)	(801)	(2,248)	(3,297)	0	16,245
13,271	(4,476)	7,522	(2,306)	20,755	(15,613)	1,631	(14,150)

15,062	(3,969)	8,388	(2,627)	37,237	(4,759)	1,721	2,161

48,495	15,436	13,409	9,148	105,645	62,434	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	(11,577)	(26)	(66)
88,462	0	0	(876)	(87,482)	3,908	0	(60,801)

136,957	15,436	13,409	8,272	18,163	54,765	(26)	(60,867)

0	0	0	0	0	0	0	0

152,019	11,467	21,797	5,645	55,400	50,006	1,695	(58,706)

54,879	43,412	56,153	50,508	238,376	188,370	10,702	69,408

$206,898	$54,879	$77,950	$56,153	$293,776	$238,376	$12,397	$10,702

58,320	43,025	63,604	54,199	152,884	119,761	11,679	74,593

134,998	16,630	14,520	14,171	75,688	55,469	0	979
(3,004)	(1,335)	(971)	(4,766)	(64,827)	(22,346)	(29)	(63,893)

190,314	58,320	77,153	63,604	163,745	152,884	11,650	11,679

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Neuberger Berman AMT Mid-Cap Growth Portfolio		Fidelity VIP Mid Cap Portfolio – Service Class		Franklin Templeton Strategic Income Securities Fund – Class 2
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(393)	$(270)	$476	$(87)	$3,897	$2,871
Capital gains distributions received	0	0	12,820	182	67	0
Realized gain (loss) on shares redeemed	(101)	(214)	(442)	(2,187)	50	(563)
Net change in unrealized gain (loss) on investments	17,276	41	531	(11,406)	2,435	(1,316)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,782	(443)	13,385	(13,498)	6,449	992

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	35,147	25,887	49,577	32,943	16,927	10,161
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(4,888)	0	(1,514)
Net transfers between other subaccounts or fixed rate option	0	3,114	5,025	(31,963)	(2,934)	(4,952)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	35,147	29,001	54,602	(3,908)	13,993	3,695

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,929	28,558	67,987	(17,406)	20,442	4,687

NET ASSETS
Beginning of period	141,436	112,878	94,941	112,347	45,239	40,552

End of period	$193,365	$141,436	$162,928	$94,941	$65,681	$45,239

Beginning units	129,987	104,233	90,739	95,868	34,333	31,566

Units issued	30,558	28,900	67,239	29,991	15,472	12,722
Units redeemed	(2,457)	(3,146)	(22,277)	(35,120)	(5,596)	(9,955)

Ending units	158,088	129,987	135,701	90,739	44,209	34,333

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Fidelity VIP Value Strategies Portfolio – Service Class		Fidelity VIP Money Market Portfolio		Fidelity VIP Freedom 2025 Portfolio		Fidelity VIP Contrafund Portfolio – Service Class
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$438	$963	$(1,608)	$(766)	$802	$421	$719	$356
0	0	0	0	431	68	0	0
(1,247)	(2,656)	0	0	(37)	(89)	(25)	(587)
31,853	(8,757)	0	0	3,234	(1,417)	6,527	(1,696)

31,044	(10,450)	(1,608)	(766)	4,430	(1,017)	7,221	(1,927)

32,654	19,634	312,211	152,475	10,806	209	18,704	10,555
0	0	0	0	0	0	0	0
0	(801)	0	(7,947)	0	(626)	0	(1,966)
(20,756)	13,387	211,536	50,013	12,456	11,438	1,191	(2,791)

11,898	32,220	523,747	194,541	23,262	11,021	19,895	5,798
0	0	0	0	0	0	0	0
42,942	21,770	522,139	193,775	27,692	10,004	27,116	3,871

115,401	93,631	484,969	291,194	21,200	11,196	45,262	41,391

$158,343	$115,401	$1,007,108	$484,969	$48,892	$21,200	$72,378	$45,262

138,085	102,123	452,188	271,587	21,028	10,853	45,552	40,558

36,143	45,942	525,974	218,559	22,101	10,980	25,455	11,147
(25,160)	(9,980)	(39,522)	(37,958)	(948)	(805)	(8,379)	(6,153)

149,068	138,085	938,640	452,188	42,181	21,028	62,628	45,552

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	Fidelity VIP Freedom 2020 Portfolio – Service Class		Fidelity VIP Index 500 Portfolio – Service Class		PIMCO VIT Low Duration Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$927	$972	$10,539	$5,713	$2,412	$1,900
Capital gains distributions received	635	188	4,650	5,853	0	0
Realized gain (loss) on shares redeemed	1,778	(3,191)	(379)	(1,718)	106	(402)
Net change in unrealized gain (loss) on investments	4,884	1,414	48,082	(9,271)	5,376	(791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,224	(617)	62,892	577	7,894	707

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	26,607	4,154	105,936	45,568	51,798	37,477
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(3,632)	0	(6,974)	0	(6,589)
Net transfers between other subaccounts or fixed rate option	(27,172)	25,977	109,280	49,253	(21,568)	(17,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(565)	26,499	215,216	87,847	30,230	13,611

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,659	25,882	278,108	88,424	38,124	14,318

NET ASSETS
Beginning of period	49,103	23,221	324,147	235,723	127,027	112,709

End of period	$56,762	$49,103	$602,255	$324,147	$165,151	$127,027

Beginning units	48,021	22,454	346,632	256,940	99,675	89,419

Units issued	73,144	54,785	260,659	128,535	56,340	32,501
Units redeemed	(72,122)	(29,218)	(51,167)	(38,843)	(33,590)	(22,245)

Ending units	49,043	48,021	556,124	346,632	122,425	99,675

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
PIMCO VIT Short-Term Portfolio		DWS Small Cap Index VIP		Royce Micro-Cap Portfolio		Royce Small-Cap Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$4,573	$3,632	$227	$156	$(244)	$2,367	$3	$46
1,418	960	7	0	2,701	0	595	0
(16)	(49)	(103)	(203)	(2,268)	(1,534)	(23)	(27)
11,189	(3,763)	4,076	(1,297)	6,063	(16,215)	2,008	(784)

17,164	780	4,207	(1,344)	6,252	(15,382)	2,583	(765)

182,904	279,774	8,468	4,043	43,297	16,912	4,948	2,994
0	0	0	0	0	0	0	0
0	0	0	(816)	0	(4,790)	0	0
(26,877)	0	944	529	(8,065)	31,435	0	1

156,027	279,774	9,412	3,756	35,232	43,557	4,948	2,995

0	0	0	0	0	0	0	0

173,191	280,554	13,619	2,412	41,484	28,175	7,531	2,230

616,059	335,505	24,465	22,053	93,664	65,489	16,662	14,432

$789,250	$616,059	$38,084	$24,465	$135,148	$93,664	$24,193	$16,662

541,338	296,313	25,447	21,925	94,607	58,145	15,906	13,324

151,575	258,161	11,416	5,053	47,311	44,534	4,983	2,840
(18,134)	(13,136)	(2,788)	(1,531)	(15,057)	(8,072)	(360)	(258)

674,779	541,338	34,075	25,447	126,861	94,607	20,529	15,906

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	AllianceBernstein VPS Small Cap Growth Portfolio		Invesco V.I. Small Cap Equity Fund		Franklin Templeton Small Cap Value Securities Fund – Class 2
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(437)	$(389)	$(84)	$(63)	$1,816	$1,204
Capital gains distributions received	7,122	0	0	0	0	0
Realized gain (loss) on shares redeemed	(11)	1,306	(4)	(61)	(252)	(466)
Net change in unrealized gain (loss) on investments	19,152	6,206	5,514	(255)	53,966	(9,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,826	7,123	5,426	(379)	55,530	(9,196)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	1,225	1,623	7,065	2,529	75,996	57,972
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	(2,774)
Net transfers between other subaccounts or fixed rate option	0	32,175	0	3,108	4,290	(35,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,225	33,798	7,065	5,637	80,286	19,291

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,051	40,921	12,491	5,258	135,816	10,095

NET ASSETS
Beginning of period	174,687	133,766	38,520	33,262	265,662	255,567

End of period	$201,738	$174,687	$51,011	$38,520	$401,478	$265,662

Beginning units	148,723	118,966	35,657	30,566	266,981	247,178

Units issued	3,193	53,347	6,270	9,142	100,730	66,006
Units redeemed	(2,596)	(23,590)	(468)	(4,051)	(26,906)	(46,203)

Ending units	149,320	148,723	41,459	35,657	340,805	266,981

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio		Lazard Retirement International Equity Portfolio		AST Balanced Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$963	$562	$473	$548	$199	$89	$81	$75
408	88	0	0	711	0	0	0
8	(497)	(16)	(14)	(16)	(20)	(81)	(133)
4,326	(1,764)	5,193	(3,466)	1,586	(340)	8,908	(3,559)

5,705	(1,611)	5,650	(2,932)	2,480	(271)	8,908	(3,617)

15,547	3,933	0	0	3,139	2,830	24,685	19,982
0	0	0	0	0	0	0	0
0	(982)	(228)	(140)	0	0	0	0
3,223	5,634	0	15,080	0	0	0	24,230

18,770	8,585	(228)	14,940	3,139	2,830	24,685	44,212

0	0	0	0	0	0	0	0

24,475	6,974	5,422	12,008	5,619	2,559	33,593	40,595

29,153	22,179	27,063	15,055	18,999	16,440	75,046	34,451

$53,628	$29,153	$32,485	$27,063	$24,618	$18,999	$108,639	$75,046

30,371	22,483	20,081	10,359	16,987	14,521	66,815	29,612

28,457	12,248	0	10,012	2,829	2,674	22,234	38,646
(10,451)	(4,360)	(179)	(290)	(246)	(208)	(1,918)	(1,443)

48,377	30,371	19,902	20,081	19,570	16,987	87,131	66,815

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$2,970	$1,949	$859	$1,123	$548	$363
Capital gains distributions received	19,067	0	0	0	0	0
Realized gain (loss) on shares redeemed	(310)	(1,532)	(281)	(234)	(3)	(80)
Net change in unrealized gain (loss) on investments	6,517	249	444	556	7,754	(1,400)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,244	666	1,022	1,445	8,299	(1,117)

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	111,271	86,287	1,197	886	1,422	1,734
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(9,218)	0	(5,687)	0	(874)
Net transfers between other subaccounts or fixed rate option	(29,145)	(39,692)	(3)	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	82,126	37,377	1,194	(4,801)	1,422	860

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	(9,654)	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	110,370	38,043	2,216	(13,010)	9,721	(257)

NET ASSETS
Beginning of period	264,117	226,074	19,849	32,859	47,986	48,243

End of period	$374,487	$264,117	$22,065	$19,849	$57,707	$47,986

Beginning units	235,618	203,684	1,363	11,711	4,489	4,408

Units issued	122,447	82,293	518	421	1,150	1,334
Units redeemed	(55,392)	(50,359)	(436)	(10,769)	(1,030)	(1,253)

Ending units	302,673	235,618	1,445	1,363	4,609	4,489

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust International Equity Portfolio		JPMorgan Insurance Trust Small Cap Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$530	$428	$(50)	$(62)
0	0	0	0
(58)	(22)	24	1,264
5,528	(4,193)	3,487	(1,858)

6,000	(3,787)	3,461	(656)

874	509	946	667
0	0	0	0
0	(337)	0	(4,393)
(3)	0	0	0

871	172	946	(3,726)

0	0	0	0

6,871	(3,615)	4,407	(4,382)

28,382	31,997	17,302	21,684

$35,253	$28,382	$21,709	$17,302

2,350	2,335	1,039	1,235

340	266	621	552
(268)	(251)	(567)	(748)

2,422	2,350	1,093	1,039

The accompanying notes are an integral part of these financial statements.

A38

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2012

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts (the “Contracts”) are invested in the Account. The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Account is a funding vehicle for group insurance contracts which are generally issued to employers, associations, sponsoring organizations or trusts (“Contractholders”) who make contributions on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant”.

There are eighty two subaccounts within the Account. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Government Income Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio

Invesco Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund

Alliance Bernstein Variable Product Series
Real Estate Investment Portfolio
International Growth Portfolio
International Value Portfolio**
Small Cap Growth Portfolio

American Century Variable Portfolios
Balanced Fund
International Fund
Value Fund

Advanced Series Trust
AST Balanced Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Preservation Asset Allocation Portfolio

Dreyfus Variable Investment
Opportunistic Small Cap Portfolio
International Equity Portfolio

DWS Variable Series I
Capital Growth VIP

DWS Variable Series II
Dreman Small Mid Cap Value VIP
Government & Agency Securities VIP
High Income VIP

DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio – Service Class
Equity-Income Portfolio – Service Class
Index 500 Portfolio – Service Class
Mid Cap Portfolio – Service Class
Money Market Portfolio
Value Strategies Portfolio – Service Class
Freedom 2015 Portfolio
Freedom 2020 Portfolio – Service Class
Freedom 2025 Portfolio
Freedom 2030 Portfolio

Franklin Templeton
Developing Markets Securities Fund – Class 2
Foreign Securities Fund – Class 2
Large Cap Value Securities Fund
Small Cap Value Securities Fund – Class 2
Strategic Income Securities Fund – Class 2
Mutual Global Discovery Securities Fund – Class 2
Global Bond Securities Fund – Class 2
Growth Securities Fund**

Janus Aspen Series
Worldwide Portfolio – Institutional Shares
Janus Portfolio – Institutional Shares

A39

Note 1:	General (Continued)

Overseas Portfolio – Institutional Shares
Enterprise Portfolio – Institutional Shares

JPMorgan Insurance Trust
Core Bond Portfolio
U.S. Equity Portfolio
International Equity Portfolio
Small Cap Portfolio
Intrepid Mid Cap Portfolio

Lazard Retirement Series
U.S. Small-Mid Cap Equity Portfolio
Emerging Markets Equity Portfolio
International Equity Portfolio
MFS Variable Insurance Trust
Research Series Portfolio
Strategic Income Series Portfolio
Research Bond Series Portfolio

Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Growth Portfolio

PIMCO Variable Insurance Trust
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio
Personal Strategy Balanced Portfolio
International Stock Portfolio

The following table sets forth the dates on which expirations took place in the Account for funds containing only seed money. As of the date of expiration, the seed money was returned to Prudential.

Date	Fund	Seed Money
March 27, 2012	Franklin Templeton Growth Securities Fund	$15,912

**	Subaccount no longer available for investment as of December 31, 2012

The Series Fund is a diversified open-end management investment company, and each portfolio of the Series Fund is managed by Prudential Investments LLC, which is an affiliate of Prudential. The AST Fund is a diversified open-end management investment company, and each portfolio of the AST Fund is co-managed by Prudential Investments LLC and AST Investment Services, Inc, which is also an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of the mutual funds. Additional information on these portfolios of the mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

A40

Note 2:	Significant Accounting Policies (Continued)

New Accounting Pronouncements

Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (“Series Funds”)	$35,678,763
Janus Aspen Worldwide Portfolio – Institutional Shares	$332,274
Janus Aspen Janus Portfolio – Institutional Shares	$61,865
Janus Aspen Overseas Portfolio – Institutional Shares	$122,975
Janus Aspen Enterprise Portfolio – Institutional Shares	$3,434,982
AllianceBernstein VPS Real Estate Investment Portfolio	$211,050
JPMorgan Insurance Trust U.S. Equity Portfolio	$57,707
JPMorgan Insurance Trust Small Cap Portfolio	$21,709
AllianceBernstein VPS International Growth Portfolio	$182,544
AllianceBernstein VPS Small Cap Growth Portfolio	$201,738
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	$65,436

A41

Note 3:	Fair Value (Continued)

Lazard Retirement Emerging Markets Equity Portfolio	$1,639,945
Lazard Retirement International Equity Portfolio	$32,485
Royce Micro-Cap Portfolio	$135,148
Royce Small-Cap Portfolio	$24,193

Transfers between levels:

During 2012 there were significant transfers from Level 1 to Level 2 and Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2011. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

Transfers from Level 1 to Level 2

JPMorgan Insurance Trust U.S. Equity Portfolio	$32,859
JPMorgan Insurance Trust Small Cap Portfolio	$48,243
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	$63,371
Lazard Retirement Emerging Markets Equity Portfolio	$1,258,581
Lazard Retirement International Equity Portfolio	$27,063
Royce Micro-Cap Portfolio	$93,684
Royce Small-Cap Portfolio	$16,662

Transfers from Level 2 to Level 1

Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$7,415,705
Franklin Templeton Foreign Securities Fund – Class 2	$4,014,201
Franklin Templeton Developing Markets Securities Fund – Class 2	$3,342,198
Franklin Templeton Mutual Global Discovery Securities Fund 2	$99,577
Franklin Templeton Global Bond Securities Fund – Class 2	$238,376

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$677,158	$(1,488,037)
Prudential Flexible Managed Portfolio	$872,994	$(850,051)
Prudential Stock Index Portfolio	$2,079,986	$(2,451,018)
Prudential Equity Portfolio	$904,833	$(1,067,907)
Neuberger Berman AMT Short Duration Bond Portfolio	$344,033	$(338,287)
DWS High Income VIP	$722,223	$(636,331)
MFS VIT Research Series Portfolio	$810,151	$(967,774)
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$1,475,026	$(1,633,181)
Franklin Templeton Foreign Securities Fund – Class 2	$929,629	$(872,859)
Franklin Templeton Developing Markets Securities Fund – Class 2	$717,403	$(747,539)
Prudential Diversified Bond Portfolio	$85,009	$(116,416)
Prudential High Yield Bond Portfolio	$168,705	$(99,385)
Prudential Value Portfolio	$164,283	$(88,721)
Prudential Jennison Portfolio	$666,904	$(666,434)

A42

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Global Portfolio	$31,482	$(21,634)
American Century VP Balanced Fund	$3,304	$(2,838)
American Century VP International Fund	$5,071	$(3,123)
American Century VP Value Fund	$11,857	$(48,894)
T.Rowe Price Mid-Cap Growth Portfolio	$1,132,936	$(976,184)
T.Rowe Price New America Growth Portfolio	$176,923	$(163,991)
Prudential Small Capitalization Stock Portfolio	$220,222	$(254,525)
MFS VIT Research Bond Series Portfolio	$4,735	$(105,534)
T.Rowe Price Equity Income Portfolio	$1,806,272	$(1,388,290)
Neuberger Berman AMT Partners Portfolio	$86,204	$(221,193)
Janus Aspen Worldwide Portfolio – Institutional Shares	$19,105	$(58,994)
MFS VIT Strategic Income Series Portfolio	$2,052	$(3,900)
Janus Aspen Janus Portfolio – Institutional Shares	$4,421	$(16,741)
Janus Aspen Overseas Portfolio – Institutional Shares	$86,629	$(120,443)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	$3,666	$(8,073)
Janus Aspen Enterprise Portfolio – Institutional Shares	$666,676	$(703,217)
AllianceBernstein VPS Real Estate Investment Portfolio	$100,370	$(59,033)
DWS Government & Agency Securities VIP	$780	$(280)
Prudential Conservative Balanced Portfolio	$651,412	$(444,823)
Prudential Jennison 20/20 Focus Portfolio	$68,108	$(38,479)
Dreyfus Variable Investment Fund International Equity Portfolio	$133,039	$(62,698)
DWS Dreman Small Mid Cap Value VIP	$72,191	$(40,668)
Lazard Retirement Emerging Markets Equity Portfolio	$406,405	$(295,275)
T. Rowe Price Personal Strategy Balanced Portfolio	$210,856	$(121,185)
Franklin Templeton Growth Securities Fund	$0	$0
Neuberger Berman Advisers Management Trust Growth Portfolio	$0	$(86)
Prudential Government Income Portfolio	$255	$(59)
Prudential Natural Resources Portfolio	$9	$(82)
T. Rowe Price International Stock Portfolio	$1,259	$(295)
Invesco V.I. Core Equity Fund	$0	$(53)
Fidelity VIP Equity-Income Portfolio – Service Class	$17,987	$(1,627)
PIMCO VIT Long-Term U.S Government Portfolio	$20,458	$(2,019)
DWS Capital Growth VIP	$74,805	$(11,573)
Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	$41,378	$(6,575)
PIMCO VIT Total Return Portfolio	$27,857	$(3,529)
AllianceBernstein VPS International Growth Portfolio	$120,404	$(65,077)
AllianceBernstein VPS International Value Portfolio	$32,647	$(98,221)
Fidelity VIP Freedom 2015 Portfolio	$130,342	$(42,773)
Invesco V.I. International Growth Fund	$139,724	$(3,045)
Franklin Templeton Large Cap Value Securities Fund	$14,189	$(927)
Franklin Templeton Global Bond Securities Fund – Class 2	$126,770	$(109,230)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$1	$(31)
Neuberger Berman AMT Mid-Cap Growth Portfolio	$37,667	$(2,913)
Fidelity VIP Mid Cap Portfolio – Service Class	$79,621	$(25,296)
Franklin Templeton Strategic Income Securities Fund – Class 2	$21,652	$(7,760)
Fidelity VIP Value Strategies Portfolio – Service Class	$33,957	$(22,372)
Fidelity VIP Money Market Portfolio	$563,333	$(41,514)
Fidelity VIP Freedom 2025 Portfolio	$24,205	$(1,007)
Fidelity VIP Contrafund Portfolio – Service Class	$28,778	$(8,992)
Fidelity VIP Freedom 2020 Portfolio – Service Class	$82,065	$(82,780)
Fidelity VIP Index 500 Portfolio – Service Class	$265,003	$(50,860)
PIMCO VIT Low Duration Portfolio	$73,354	$(43,436)
PIMCO VIT Short-Term Portfolio	$170,479	$(16,103)
DWS Small Cap Index VIP	$12,231	$(2,868)
Royce Micro-Cap Portfolio	$50,936	$(15,948)
Royce Small-Cap Portfolio	$5,327	$(402)
AllianceBernstein VPS Small Cap Growth Portfolio	$4,011	$(3,223)
Invesco V.I. Small Cap Equity Fund	$7,524	$(543)
Franklin Templeton Small Cap Value Securities Fund – Class 2	$106,336	$(26,790)
Fidelity VIP Freedom 2030 Portfolio	$29,858	$(11,178)
Lazard Retirement International Equity Portfolio	$0	$(263)
AST Balanced Asset Allocation Portfolio	$3,413	$(297)

A43

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Wellington Management Hedged Equity Portfolio	$26,805	$(2,302)
AST Preservation Asset Allocation Portfolio	$143,676	$(62,258)
JPMorgan Insurance Trust Core Bond Portfolio	$2,748	$(1,651)
JPMorgan Insurance Trust U.S. Equity Portfolio	$2,482	$(1,304)
JPMorgan Insurance Trust International Equity Portfolio	$1,469	$(741)
JPMorgan Insurance Trust Small Cap Portfolio	$1,871	$(1,015)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping. administrative, and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Fund Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account only invests in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fees for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolios

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluded capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent for each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding

A44

Note 7:	Financial Highlights (Continued)

during the respective periods, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract holders may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 were as follows:

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2012	177	$13.43	to	$13.43	$2,381	0.01%	0.45%	-0.44%	to	-0.44%
December 31, 2011	237	$13.49	to	$13.49	$3,192	0.02%	0.45%	-0.43%	to	-0.43%
December 31, 2010	285	$13.54	to	$13.54	$3,863	0.03%	0.45%	-0.41%	to	-0.41%
December 31, 2009	317	$13.60	to	$13.60	$4,307	0.41%	0.45%	-0.07%	to	-0.07%
December 31, 2008	355	$13.61	to	$13.61	$4,829	2.59%	0.45%	2.18%	to	2.18%

	Prudential Flexible Managed Portfolio
December 31, 2012	264	$17.17	to	$17.17	$4,530	1.92%	0.45%	12.87%	to	12.87%
December 31, 2011	262	$15.21	to	$15.21	$3,982	1.97%	0.45%	3.07%	to	3.87%
December 31, 2010	278	$1.38	to	$14.64	$3,944	2.26%	0.45%	11.54%	to	12.03%
December 31, 2009	287	$1.23	to	$13.13	$3,649	3.50%	0.45%	19.47%	to	23.00%
December 31, 2008	267	$10.99	to	$10.99	$2,931	2.93%	0.45%	-25.19%	to	-25.19%

	Prudential Stock Index Portfolio
December 31, 2012	1,022	$14.99	to	$14.99	$15,316	1.70%	0.45%	15.17%	to	15.17%
December 31, 2011	1,047	$13.01	to	$13.01	$13,620	1.60%	0.45%	1.49%	to	1.49%
December 31, 2010	1,032	$12.82	to	$12.82	$13,230	1.79%	0.45%	14.07%	to	14.07%
December 31, 2009	1,151	$11.24	to	$11.24	$12,933	2.81%	0.45%	25.59%	to	25.59%
December 31, 2008	1,125	$8.95	to	$8.95	$10,081	2.24%	0.45%	-37.28%	to	-37.28%

	Prudential Equity Portfolio
December 31, 2012	361	$1.15	to	$15.72	$5,377	0.59%	0.45%	13.19%	to	13.69%
December 31, 2011	368	$1.01	to	$13.89	$4,902	0.68%	0.45%	-3.91%	to	-3.47%
December 31, 2010	367	$1.05	to	$14.45	$5,122	0.80%	0.45%	11.40%	to	11.90%
December 31, 2009	415	$0.94	to	$12.97	$5,070	1.62%	0.45%	37.54%	to	38.24%
December 31, 2008	393	$0.68	to	$9.43	$3,618	1.43%	0.45%	-38.45%	to	-38.18%

	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2012	102	$14.62	to	$14.62	$1,492	3.11%	0.45%	4.14%	to	4.14%
December 31, 2011	101	$14.04	to	$14.04	$1,422	4.05%	0.45%	-0.16%	to	-0.16%
December 31, 2010	104	$14.06	to	$14.06	$1,456	5.49%	0.45%	4.81%	to	4.81%
December 31, 2009	103	$13.41	to	$13.41	$1,375	8.14%	0.45%	12.78%	to	12.78%
December 31, 2008	103	$11.89	to	$11.89	$1,230	4.92%	0.45%	-13.84%	to	-13.84%

	DWS High Income VIP
December 31, 2012	196	$20.26	to	$20.26	$3,963	8.12%	0.45%	14.41%	to	14.41%
December 31, 2011	190	$17.71	to	$17.71	$3,369	8.86%	0.45%	3.37%	to	3.37%
December 31, 2010	193	$17.13	to	$17.13	$3,298	7.64%	0.45%	13.49%	to	13.49%
December 31, 2009	177	$15.09	to	$15.09	$2,672	10.73%	0.45%	39.34%	to	39.34%
December 31, 2008	170	$10.83	to	$10.83	$1,841	11.23%	0.45%	-24.27%	to	-24.27%

	MFS VIT Research Series Portfolio
December 31, 2012	422	$15.35	to	$15.35	$6,478	0.78%	0.45%	16.76%	to	16.76%
December 31, 2011	432	$13.15	to	$13.15	$5,683	0.85%	0.45%	-0.90%	to	-0.90%
December 31, 2010	439	$13.27	to	$13.27	$5,827	0.95%	0.45%	15.38%	to	15.38%
December 31, 2009	468	$11.50	to	$11.50	$5,378	1.48%	0.45%	29.94%	to	29.94%
December 31, 2008	459	$8.85	to	$8.85	$4,062	0.54%	0.45%	-36.38%	to	-36.38%

	Dreyfus Variable Investment Opportunistic Small Cap Portfolio
December 31, 2012	566	$15.37	to	$15.37	$8,699	0.00%	0.45%	20.04%	to	20.04%
December 31, 2011	579	$12.81	to	$12.81	$7,416	0.41%	0.45%	-14.25%	to	-14.25%
December 31, 2010	569	$14.93	to	$14.93	$8,494	0.78%	0.45%	30.57%	to	30.57%
December 31, 2009	611	$11.44	to	$11.44	$6,992	1.66%	0.45%	25.58%	to	25.58%
December 31, 2008	568	$9.11	to	$9.11	$5,180	0.91%	0.45%	-37.90%	to	-37.90%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Templeton Foreign Securities Fund – Class 2
December 31, 2012	289	$16.52	to	$16.52	$4,773	2.97%	0.45%		17.72%	to	17.72%
December 31, 2011	286	$14.03	to	$14.03	$4,014	1.71%	0.45%		-11.05%	to	-11.05%
December 31, 2010	283	$15.78	to	$15.78	$4,459	1.92%	0.45%		7.92%	to	7.92%
December 31, 2009	294	$14.62	to	$14.62	$4,295	3.01%	0.45%		36.51%	to	36.51%
December 31, 2008	284	$10.71	to	$10.71	$3,046	2.36%	0.45%		-40.66%	to	-40.66%

	Franklin Templeton Developing Markets Securities Fund – Class 2
December 31, 2012	110	$33.72	to	$33.72	$3,724	1.36%	0.45%		12.66%	to	12.66%
December 31, 2011	112	$29.93	to	$29.93	$3,342	0.96%	0.45%		-16.25%	to	-16.25%
December 31, 2010	110	$35.74	to	$35.74	$3,932	1.62%	0.45%		17.07%	to	17.07%
December 31, 2009	110	$30.53	to	$30.53	$3,356	3.75%	0.45%		71.90%	to	71.90%
December 31, 2008	102	$17.76	to	$17.76	$1,818	2.61%	0.45%		-52.92%	to	-52.92%

	Prudential Diversified Bond Portfolio
December 31, 2012	58	$1.59	to	$23.33	$665	4.40%	0.45%		10.19%	to	10.68%
December 31, 2011	51	$1.44	to	$21.17	$630	4.29%	0.45%		7.03%	to	7.51%
December 31, 2010	47	$1.34	to	$19.78	$610	4.20%	0.45%		10.08%	to	10.57%
December 31, 2009	54	$1.21	to	$17.97	$726	4.75%	0.45%		19.96%	to	21.00%
December 31, 2008	50	$1.00	to	$14.98	$611	5.14%	0.45%		-3.85%	to	-3.85%

	Prudential High Yield Bond Portfolio
December 31, 2012	43	$22.84	to	$22.84	$975	6.98%	0.45%		13.92%	to	13.92%
December 31, 2011	39	$20.05	to	$20.05	$790	7.43%	0.45%		3.13%	to	4.63%
December 31, 2010	44	$1.31	to	$19.17	$654	8.36%	0.45%		13.55%	to	14.05%
December 31, 2009	58	$1.15	to	$16.88	$564	9.51%	0.45%		46.53%	to	47.16%
December 31, 2008	42	$0.78	to	$11.52	$377	8.72%	0.45%		-22.63%	to	-22.00%

	Prudential Value Portfolio
December 31, 2012	142	$1.05	to	$20.13	$517	0.99%	0.45%		14.12%	to	14.62%
December 31, 2011	100	$0.92	to	$17.64	$386	0.95%	0.45%		-6.01%	to	-5.58%
December 31, 2010	52	$0.97	to	$18.77	$355	0.88%	0.45%		13.35%	to	13.86%
December 31, 2009	82	$0.85	to	$16.56	$319	2.00%	0.45%		41.42%	to	41.67%
December 31, 2008	26	$0.60	to	$11.71	$195	1.85%	0.45%		-42.60%	to	-42.31%

	Prudential Jennison Portfolio
December 31, 2012	194	$12.73	to	$12.73	$2,472	0.16%	0.45%		15.67%	to	15.67%
December 31, 2011	195	$11.00	to	$11.00	$2,147	0.30%	0.45%		-0.15%	to	-0.15%
December 31, 2010	184	$11.02	to	$11.02	$2,030	0.43%	0.45%		11.45%	to	11.45%
December 31, 2009	185	$9.89	to	$9.89	$1,824	0.69%	0.45%		42.51%	to	42.51%
December 31, 2008	181	$6.94	to	$6.94	$1,259	0.53%	0.45%		-37.59%	to	-37.59%

	Prudential Global Portfolio
December 31, 2012	128	$1.02	to	$14.28	$274	1.75%	0.45%		17.01%	to	17.52%
December 31, 2011	105	$0.87	to	$12.20	$225	1.50%	0.45%	*	-7.40%	to	-6.97%
December 31, 2010	84	$0.93	to	$13.18	$209	1.37%	0.45%	*	12.23%	to	12.74%
December 31, 2009	71	$0.83	to	$11.74	$300	2.97%	0.45%	*	30.88%	to	31.75%
December 31, 2008	32	$0.63	to	$8.97	$204	1.75%	0.45%	*	-43.23%	to	-42.73%

	American Century VP Balanced Fund
December 31, 2012	6	$16.58	to	$16.58	$91	2.08%	0.45%		11.31%	to	11.31%
December 31, 2011	5	$14.90	to	$14.90	$81	1.88%	0.45%		4.86%	to	4.86%
December 31, 2010	6	$14.21	to	$14.21	$87	1.91%	0.45%		11.14%	to	11.14%
December 31, 2009	6	$12.78	to	$12.78	$76	6.04%	0.45%		14.93%	to	14.93%
December 31, 2008	11	$11.12	to	$11.12	$126	2.55%	0.45%		-20.68%	to	-20.68%

	American Century VP International Fund
December 31, 2012	6	$14.43	to	$14.43	$82	0.82%	0.45%		20.63%	to	20.63%
December 31, 2011	5	$11.97	to	$11.97	$66	1.41%	0.45%		-12.45%	to	-12.45%
December 31, 2010	6	$13.67	to	$13.67	$78	2.25%	0.45%		12.79%	to	12.79%
December 31, 2009	5	$12.12	to	$12.12	$66	1.97%	0.45%		33.19%	to	33.19%
December 31, 2008	6	$9.10	to	$9.10	$55	0.81%	0.45%		-45.08%	to	-45.08%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	American Century VP Value Fund
December 31, 2012	12	$22.27	to	$22.27	$265	1.88%	0.45%		14.07%	to	14.07%
December 31, 2011	14	$19.53	to	$19.53	$264	2.03%	0.45%		0.56%	to	0.56%
December 31, 2010	17	$19.42	to	$19.42	$325	2.19%	0.45%		12.92%	to	12.92%
December 31, 2009	18	$17.20	to	$17.20	$317	5.63%	0.45%		19.36%	to	19.36%
December 31, 2008	22	$14.41	to	$14.41	$314	2.44%	0.45%		-27.11%	to	-27.11%

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2012	159	$29.78	to	$29.78	$4,743	0.00%	0.45%		13.40%	to	13.40%
December 31, 2011	154	$26.26	to	$26.26	$4,047	0.00%	0.45%		-1.72%	to	-1.72%
December 31, 2010	140	$26.72	to	$26.72	$3,750	0.00%	0.45%		27.55%	to	27.55%
December 31, 2009	116	$20.95	to	$20.95	$2,435	0.13%	0.45%		45.08%	to	45.08%
December 31, 2008	100	$14.44	to	$14.44	$1,442	0.00%	0.45%		-40.06%	to	-40.06%

	T.Rowe Price New America Growth Portfolio
December 31, 2012	32	$14.17	to	$14.17	$446	0.50%	0.45%		12.62%	to	12.62%
December 31, 2011	31	$12.58	to	$12.58	$387	0.25%	0.45%		-1.52%	to	-1.52%
December 31, 2010	23	$12.77	to	$12.77	$292	0.22%	0.45%		19.12%	to	19.12%
December 31, 2009	18	$10.72	to	$10.72	$188	0.00%	0.45%		49.10%	to	49.10%
December 31, 2008	18	$7.19	to	$7.19	$131	0.00%	0.45%		-38.55%	to	-38.55%

	Prudential Small Capitalization Stock Portfolio
December 31, 2012	29	$30.12	to	$30.12	$860	0.60%	0.45%		15.52%	to	15.52%
December 31, 2011	30	$26.08	to	$26.08	$780	0.82%	0.45%		0.11%	to	0.11%
December 31, 2010	24	$26.05	to	$26.05	$614	0.57%	0.45%		25.37%	to	25.37%
December 31, 2009	19	$20.78	to	$20.78	$390	1.85%	0.45%		24.66%	to	24.66%
December 31, 2008	20	$16.67	to	$16.67	$330	1.15%	0.45%		-31.34%	to	-31.34%

	MFS VIT Research Bond Series Portfolio
December 31, 2012	6	$21.12	to	$21.12	$130	2.78%	0.45%		6.87%	to	6.87%
December 31, 2011	11	$19.76	to	$19.76	$215	2.64%	0.45%		6.27%	to	6.27%
December 31, 2010	11	$18.60	to	$18.60	$208	2.99%	0.45%		6.99%	to	6.99%
December 31, 2009	16	$17.38	to	$17.38	$275	4.63%	0.45%		15.64%	to	15.64%
December 31, 2008	18	$15.03	to	$15.03	$268	2.92%	0.45%		-2.84%	to	-2.84%

	T.Rowe Price Equity Income Portfolio
December 31, 2012	391	$18.16	to	$18.16	$7,090	2.17%	0.45%		16.63%	to	16.63%
December 31, 2011	364	$15.57	to	$15.57	$5,665	1.79%	0.45%		-1.16%	to	-1.16%
December 31, 2010	342	$15.75	to	$15.75	$5,379	1.95%	0.45%		14.51%	to	14.51%
December 31, 2009	333	$13.75	to	$13.75	$4,580	2.05%	0.45%		25.00%	to	25.00%
December 31, 2008	308	$11.00	to	$11.00	$3,395	2.41%	0.45%		-36.42%	to	-36.42%

	Neuberger Berman AMT Partners Portfolio
December 31, 2012	10	$0.94	to	$14.68	$21	0.06%	0.45%		16.09%	to	16.60%
December 31, 2011	174	$0.81	to	$12.65	$154	0.00%	0.45%	*	-11.77%	to	-11.36%
December 31, 2010	185	$0.91	to	$14.34	$186	0.76%	0.45%	*	15.15%	to	15.67%
December 31, 2009	130	$0.79	to	$12.45	$120	3.79%	0.45%	*	55.43%	to	56.23%
December 31, 2008	12	$0.50	to	$8.01	$20	0.52%	0.45%	*	-52.83%	to	-52.63%

	Janus Aspen Worldwide Portfolio – Institutional Shares
December 31, 2012	29	$11.29	to	$11.29	$332	0.87%	0.45%		19.55%	to	19.55%
December 31, 2011	33	$9.45	to	$9.45	$313	0.51%	0.45%		-14.14%	to	-14.14%
December 31, 2010	48	$11.00	to	$11.00	$530	0.62%	0.45%		15.32%	to	15.32%
December 31, 2009	59	$9.54	to	$9.54	$562	1.45%	0.45%		37.07%	to	37.07%
December 31, 2008	66	$6.96	to	$6.96	$458	1.22%	0.45%		-44.94%	to	-44.94%

	MFS VIT Strategic Income Series Portfolio
December 31, 2012	4	$21.30	to	$21.30	$89	5.78%	0.45%		10.37%	to	10.37%
December 31, 2011	4	$19.29	to	$19.29	$82	5.49%	0.45%		4.27%	to	4.27%
December 31, 2010	4	$18.50	to	$18.50	$79	4.84%	0.45%		9.62%	to	9.62%
December 31, 2009	4	$16.88	to	$16.88	$74	12.02%	0.45%		23.75%	to	23.75%
December 31, 2008	6	$13.64	to	$13.64	$77	6.20%	0.45%		-12.45%	to	-12.45%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2012	5	$12.06	to	$12.06	$62	0.56%	0.45%		18.06%	to	18.06%
December 31, 2011	6	$10.22	to	$10.22	$63	0.51%	0.45%		-5.73%	to	-5.73%
December 31, 2010	10	$10.84	to	$10.84	$106	1.06%	0.45%		14.01%	to	14.01%
December 31, 2009	11	$9.51	to	$9.51	$102	0.55%	0.45%		35.86%	to	35.86%
December 31, 2008	11	$7.00	to	$7.00	$77	0.72%	0.45%		-40.02%	to	-40.02%

	Janus Aspen Overseas Portfolio – Institutional Shares
December 31, 2012	6	$22.35	to	$22.35	$123	0.66%	0.45%		12.97%	to	12.97%
December 31, 2011	7	$19.78	to	$19.78	$140	0.42%	0.45%		-32.50%	to	-32.50%
December 31, 2010	8	$29.30	to	$29.30	$230	0.69%	0.45%		24.76%	to	24.76%
December 31, 2009	8	$23.49	to	$23.49	$198	0.58%	0.45%		78.77%	to	78.77%
December 31, 2008	8	$13.14	to	$13.14	$112	1.17%	0.45%		-52.34%	to	-52.34%

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
December 31, 2012	4	$18.10	to	$18.10	$65	0.00%	0.45%		9.74%	to	9.74%
December 31, 2011	4	$16.50	to	$16.50	$63	0.00%	0.45%		-9.49%	to	-9.49%
December 31, 2010	5	$18.23	to	$18.23	$82	0.31%	0.45%		23.18%	to	23.18%
December 31, 2009	5	$14.80	to	$14.80	$69	0.00%	0.45%		52.11%	to	52.11%
December 31, 2008	5	$9.73	to	$9.73	$44	0.00%	0.45%		-36.78%	to	-36.78%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2012	214	$16.05	to	$16.05	$3,435	0.00%	0.45%		16.78%	to	16.78%
December 31, 2011	216	$13.75	to	$13.75	$2,972	0.00%	0.45%		-1.87%	to	-1.87%
December 31, 2010	206	$14.01	to	$14.01	$2,885	0.07%	0.45%		25.30%	to	25.30%
December 31, 2009	226	$11.18	to	$11.18	$2,531	0.00%	0.45%		44.26%	to	44.26%
December 31, 2008	206	$7.75	to	$7.75	$1,602	0.27%	0.45%		-44.00%	to	-44.00%

	AllianceBernstein VPS Real Estate Investment Portfolio
December 31, 2012	6	$33.31	to	$33.31	$211	1.03%	0.45%		20.66%	to	20.66%
December 31, 2011	5	$27.60	to	$27.60	$139	1.30%	0.45%	*	2.33%	to	8.55%
December 31, 2010	13	$0.85	to	$25.43	$72	1.29%	0.45%	*	25.79%	to	26.34%
December 31, 2009	11	$0.68	to	$20.22	$36	2.84%	0.45%	*	28.95%	to	30.77%
December 31, 2008	11	$0.52	to	$15.68	$24	2.20%	0.45%	*	-36.00%	to	-35.80%

	DWS Government & Agency Securities VIP
December 31, 2012	11	$1.40	to	$16.36	$22	3.90%	0.45%		2.46%	to	2.92%
December 31, 2011	11	$1.36	to	$15.97	$21	4.15%	0.45%	*	6.99%	to	7.46%
December 31, 2010	11	$1.26	to	$14.93	$20	4.68%	0.45%	*	6.13%	to	6.61%
December 31, 2009	11	$1.18	to	$14.06	$22	4.32%	0.45%	*	7.57%	to	8.26%
December 31, 2008	11	$1.09	to	$13.07	$20	4.76%	0.45%	*	4.48%	to	4.81%

	Prudential Conservative Balanced Portfolio
December 31, 2012	121	$1.58	to	$15.39	$1,652	2.02%	0.45%		10.74%	to	11.23%
December 31, 2011	108	$1.42	to	$13.90	$1,298	2.20%	0.45%	*	4.13%	to	4.60%
December 31, 2010	91	$1.36	to	$13.34	$1,056	2.26%	0.45%	*	11.25%	to	11.74%
December 31, 2009	76	$1.21	to	$12.00	$803	3.84%	0.45%	*	19.52%	to	21.00%
December 31, 2008	66	$10.04	to	$10.04	$665	3.17%	0.45%		-21.75%	to	-21.75%

	Prudential Jennison 20/20 Focus Portfolio**** (became available January 20, 2009)
December 31, 2012	9	$13.57	to	$13.57	$121	0.00%	0.45%		10.54%	to	10.54%
December 31, 2011	7	$12.28	to	$12.28	$84	0.08%	0.45%		-4.61%	to	-4.61%
December 31, 2010	4	$12.87	to	$12.87	$46	0.00%	0.45%		7.34%	to	7.34%
December 31, 2009	0	$11.99	to	$11.99	$1	0.00%	0.45%		19.90%	to	19.90%

	Dreyfus Variable Investment Fund International Equity Portfolio (became available January 20, 2009)
December 31, 2012	29	$13.25	to	$13.25	$387	0.44%	0.45%		22.62%	to	22.62%
December 31, 2011	24	$10.81	to	$10.81	$255	1.80%	0.45%		-15.08%	to	-15.08%
December 31, 2010	14	$12.73	to	$12.73	$172	1.49%	0.45%		9.54%	to	9.54%
December 31, 2009	2	$11.62	to	$11.62	$25	0.00%	0.45%		16.20%	to	16.20%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Dreman Small Mid Cap Value VIP**** (became available January 20, 2009)
December 31, 2012	7	$15.44	to	$15.44	$104	1.15%	0.45%		13.26%	to	13.26%
December 31, 2011	5	$13.63	to	$13.63	$64	0.98%	0.45%		-6.51%	to	-6.51%
December 31, 2010	2	$14.58	to	$14.58	$27	0.91%	0.45%		22.52%	to	22.52%
December 31, 2009	0	$11.90	to	$11.90	$5	0.00%	0.45%		19.00%	to	19.00%

	Lazard Retirement Emerging Markets Equity Portfolio (became available January 20, 2009)
December 31, 2012	116	$14.14	to	$14.14	$1,640	1.70%	0.45%		21.53%	to	21.53%
December 31, 2011	108	$11.63	to	$11.63	$1,259	1.98%	0.45%	*	-18.38%	to	-4.89%
December 31, 2010	101	$1.91	to	$14.25	$1,322	3.17%	0.45%	*	22.15%	to	22.69%
December 31, 2009	10	$1.56	to	$11.67	$19	4.30%	0.45%	*	16.70%	to	56.00%

	T. Rowe Price Personal Strategy Balanced Portfolio (became available January 20, 2009)
December 31, 2012	23	$14.05	to	$14.05	$317	2.06%	0.45%		14.64%	to	14.64%
December 31, 2011	16	$12.26	to	$12.26	$197	2.30%	0.45%		-0.77%	to	-0.77%
December 31, 2010	7	$12.36	to	$12.36	$81	2.87%	0.45%		13.20%	to	13.20%
December 31, 2009	1	$10.91	to	$10.91	$10	2.21%	0.45%		9.10%	to	9.10%

	Franklin Templeton Growth Securities Fund (became available February 10, 2009 and Expired on March 27, 2012)
December 31, 2012	0	$0.00	to	$0.00	$0	0.00%	0.45%		13.04%	to	13.04%
December 31, 2011	1	$14.06	to	$14.06	$14	1.34%	0.45%		-7.40%	to	-7.40%
December 31, 2010	1	$15.19	to	$15.19	$15	1.36%	0.45%		6.91%	to	6.91%
December 31, 2009	1	$14.20	to	$14.20	$14	3.10%	0.45%		42.00%	to	42.00%

	Neuberger Berman Advisers Management Trust Growth Portfolio (became available February 10, 2009)
December 31, 2012	1	$19.52	to	$19.52	$20	0.00%	0.45%		12.10%	to	12.10%
December 31, 2011	1	$17.41	to	$17.41	$17	0.00%	0.45%		-0.67%	to	-0.67%
December 31, 2010	1	$17.53	to	$17.53	$18	0.00%	0.45%		30.76%	to	30.76%
December 31, 2009	1	$13.41	to	$13.41	$13	0.00%	0.45%		34.10%	to	34.10%

	Prudential Government Income Portfolio (became available February 10, 2009)
December 31, 2012	1	$12.63	to	$12.63	$13	2.08%	0.45%		3.17%	to	3.17%
December 31, 2011	1	$12.24	to	$12.24	$12	2.47%	0.45%		7.15%	to	7.15%
December 31, 2010	1	$11.43	to	$11.43	$11	2.89%	0.45%		6.51%	to	6.51%
December 31, 2009	1	$10.73	to	$10.73	$11	3.09%	0.45%		7.30%	to	7.30%

	Prudential Natural Resources Portfolio
December 31, 2012	1	$17.01	to	$17.01	$17	0.46%	0.45%		-2.91%	to	-2.91%
December 31, 2011	1	$17.52	to	$17.52	$18	0.11%	0.45%	*	-19.42%	to	4.86%
December 31, 2010	11	$1.56	to	$21.74	$37	0.42%	0.45%	*	27.42%	to	27.99%
December 31, 2009	11	$1.22	to	$17.06	$29	0.82%	0.45%	*	70.60%	to	76.81%
December 31, 2008	10	$0.69	to	$0.69	$7	0.78%	0.00%		-52.74%	to	-52.74%

	T. Rowe Price International Stock Portfolio (became available February 10, 2009)
December 31, 2012	1	$19.45	to	$19.45	$22	1.33%	0.45%		17.92%	to	17.92%
December 31, 2011	1	$16.49	to	$16.49	$18	1.62%	0.45%		-13.23%	to	-13.23%
December 31, 2010	1	$19.01	to	$19.01	$19	0.96%	0.45%		13.95%	to	13.95%
December 31, 2009	1	$16.68	to	$16.68	$17	2.73%	0.45%		66.80%	to	66.80%

	Invesco V.I. Core Equity Fund
December 31, 2012	13	$1.18	to	$1.18	$15	1.01%	0.00%		13.88%	to	13.88%
December 31, 2011	13	$1.03	to	$1.03	$13	0.97%	0.00%		-0.07%	to	-0.07%
December 31, 2010	12	$1.03	to	$1.03	$13	0.96%	0.00%		9.56%	to	9.56%
December 31, 2009	13	$0.94	to	$0.94	$12	2.36%	0.00%		27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	2.24%	0.00%		-29.52%	to	-29.52%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Fidelity VIP Equity-Income Portfolio – Service Class
December 31, 2012	83	$0.97	to	$0.97	$81	3.42%	0.00%	17.19%	to	17.19%
December 31, 2011	65	$0.83	to	$0.83	$54	2.88%	0.00%	0.86%	to	0.86%
December 31, 2010	47	$0.82	to	$0.82	$39	2.19%	0.00%	15.09%	to	15.09%
December 31, 2009	28	$0.71	to	$0.71	$20	3.08%	0.00%	29.09%	to	29.09%
December 31, 2008	10	$0.55	to	$0.55	$5	2.50%	0.00%	-42.71%	to	-42.71%

	PIMCO VIT Long-Term U.S Government Portfolio
December 31, 2012	55	$1.83	to	$1.83	$101	2.16%	0.00%	4.43%	to	4.43%
December 31, 2011	45	$1.75	to	$1.75	$79	2.70%	0.00%	27.83%	to	27.83%
December 31, 2010	34	$1.37	to	$1.37	$46	3.64%	0.00%	11.61%	to	11.61%
December 31, 2009	22	$1.23	to	$1.23	$27	3.79%	0.00%	-3.91%	to	-3.91%
December 31, 2008	10	$1.28	to	$1.28	$13	3.72%	0.00%	17.43%	to	17.43%

	DWS Capital Growth VIP
December 31, 2012	256	$1.22	to	$1.22	$311	0.98%	0.00%	16.05%	to	16.05%
December 31, 2011	204	$1.05	to	$1.05	$213	0.72%	0.00%	-4.47%	to	-4.47%
December 31, 2010	162	$1.10	to	$1.10	$178	0.99%	0.00%	16.71%	to	16.71%
December 31, 2009	140	$0.94	to	$0.94	$131	0.25%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	1.05%	0.00%	-32.73%	to	-32.73%

	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2
December 31, 2012	128	$1.16	to	$1.16	$149	2.93%	0.00%	13.36%	to	13.36%
December 31, 2011	97	$1.03	to	$1.03	$100	2.32%	0.00%	-2.96%	to	-2.96%
December 31, 2010	63	$1.06	to	$1.06	$67	1.56%	0.00%	11.96%	to	11.96%
December 31, 2009	28	$0.94	to	$0.94	$26	1.34%	0.00%	22.08%	to	22.08%
December 31, 2008	10	$0.77	to	$0.77	$8	2.24%	0.00%	-28.04%	to	-28.04%

	PIMCO VIT Total Return Portfolio
December 31, 2012	69	$1.58	to	$11.25	$148	2.56%	0.00%	9.10%	to	9.59%
December 31, 2011	57	$1.44	to	$10.31	$111	2.61%	0.45%	3.11%	to	3.61%
December 31, 2010	37	$1.39	to	$1.39	$51	2.41%	0.00%	8.11%	to	8.11%
December 31, 2009	130	$1.29	to	$1.29	$167	4.32%	0.00%	14.16%	to	14.16%
December 31, 2008	10	$1.13	to	$1.13	$11	4.47%	0.00%	4.63%	to	4.63%

	AllianceBernstein VPS International Growth Portfolio
December 31, 2012	28	$0.88	to	$12.36	$183	1.52%	0.00%	15.03%	to	15.54%
December 31, 2011	23	$0.76	to	$10.74	$110	2.87%	0.45%	-16.24%	to	-15.85%
December 31, 2010	17	$0.90	to	$12.83	$63	1.90%	0.45%	12.40%	to	12.89%
December 31, 2009	16	$0.80	to	$11.41	$17	3.21%	0.45%	14.10%	to	40.35%
December 31, 2008	10	$0.57	to	$0.57	$8	0.00%	0.00%	-49.11%	to	-49.11%

	AllianceBernstein VPS International Value Portfolio (Expired on April 27, 2012)
December 31, 2012	0	$0.00	to	$0.00	$0	0.00%	0.00%	9.13%	to	9.13%
December 31, 2011	124	$0.53	to	$0.53	$66	3.96%	0.00%	-19.25%	to	-19.25%
December 31, 2010	124	$0.66	to	$0.66	$82	3.76%	0.00%	4.59%	to	4.59%
December 31, 2009	69	$0.63	to	$0.63	$43	1.96%	0.00%	34.68%	to	34.68%
December 31, 2008	10	$0.47	to	$0.47	$5	1.16%	0.00%	-53.00%	to	-53.00%

	Fidelity VIP Freedom 2015 Portfolio
December 31, 2012	267	$1.20	to	$1.20	$319	2.49%	0.00%	12.13%	to	12.13%
December 31, 2011	192	$1.07	to	$1.07	$205	2.15%	0.00%	-0.41%	to	-0.41%
December 31, 2010	187	$1.07	to	$1.07	$200	2.41%	0.00%	13.00%	to	13.00%
December 31, 2009	167	$0.95	to	$0.95	$158	6.44%	0.00%	25.06%	to	25.06%
December 31, 2008	10	$0.76	to	$0.76	$8	2.74%	0.00%	-26.92%	to	-26.92%

	Invesco V.I. International Growth Fund
December 31, 2012	190	$1.09	to	$1.09	$207	2.13%	0.00%	15.53%	to	15.53%
December 31, 2011	58	$0.94	to	$0.94	$55	1.43%	0.00%	-6.74%	to	-6.74%
December 31, 2010	43	$1.01	to	$1.01	$43	2.68%	0.00%	12.86%	to	12.86%
December 31, 2009	25	$0.89	to	$0.89	$22	2.07%	0.00%	34.85%	to	34.85%
December 31, 2008	10	$0.66	to	$0.66	$7	0.57%	0.00%	-40.54%	to	-40.54%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Franklin Templeton Large Cap Value Securities Fund
December 31, 2012	77	$1.01	to	$1.01	$78	1.78%	0.00%	14.44%	to	14.44%
December 31, 2011	64	$0.88	to	$0.88	$56	1.17%	0.00%	-5.26%	to	-5.26%
December 31, 2010	54	$0.93	to	$0.93	$51	1.98%	0.00%	14.27%	to	14.27%
December 31, 2009	33	$0.82	to	$0.82	$27	2.33%	0.00%	28.13%	to	28.13%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-35.35%	to	-35.35%

	Franklin Templeton Global Bond Securities Fund – Class 2
December 31, 2012	164	$1.79	to	$1.79	$294	7.20%	0.00%	15.07%	to	15.07%
December 31, 2011	153	$1.56	to	$1.56	$238	5.88%	0.00%	-0.87%	to	-0.87%
December 31, 2010	120	$1.57	to	$1.57	$188	1.39%	0.00%	14.45%	to	14.45%
December 31, 2009	81	$1.37	to	$1.37	$111	14.00%	0.00%	18.68%	to	18.68%
December 31, 2008	10	$1.16	to	$1.16	$12	3.63%	0.00%	6.42%	to	6.42%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
December 31, 2012	12	$1.06	to	$1.06	$12	0.84%	0.00%	16.13%	to	16.13%
December 31, 2011	12	$0.92	to	$0.92	$11	0.57%	0.00%	-1.52%	to	-1.52%
December 31, 2010	75	$0.93	to	$0.93	$69	1.52%	0.00%	19.52%	to	19.52%
December 31, 2009	119	$0.78	to	$0.78	$93	0.23%	0.00%	36.84%	to	36.84%
December 31, 2008	10	$0.57	to	$0.57	$6	9.65%	0.00%	-39.36%	to	-39.36%

	Neuberger Berman AMT Mid-Cap Growth Portfolio
December 31, 2012	158	$1.22	to	$1.22	$193	0.00%	0.00%	12.41%	to	12.41%
December 31, 2011	130	$1.09	to	$1.09	$141	0.00%	0.00%	0.47%	to	0.47%
December 31, 2010	104	$1.08	to	$1.08	$113	0.00%	0.00%	29.10%	to	29.10%
December 31, 2009	57	$0.84	to	$0.84	$47	0.00%	0.00%	31.25%	to	31.25%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-43.36%	to	-43.36%

	Fidelity VIP Mid Cap Portfolio – Service Class
December 31, 2012	136	$1.20	to	$1.20	$163	0.61%	0.00%	14.75%	to	14.75%
December 31, 2011	91	$1.05	to	$1.05	$95	0.14%	0.00%	-10.72%	to	-10.72%
December 31, 2010	96	$1.17	to	$1.17	$112	0.31%	0.00%	28.70%	to	28.70%
December 31, 2009	58	$0.91	to	$0.91	$53	1.54%	0.00%	39.96%	to	39.96%
December 31, 2008	10	$0.65	to	$0.65	$7	0.37%	0.00%	-39.81%	to	-39.81%

	Franklin Templeton Strategic Income Securities Fund – Class 2
December 31, 2012	44	$1.49	to	$1.49	$66	7.86%	0.00%	12.75%	to	12.75%
December 31, 2011	34	$1.32	to	$1.32	$45	6.80%	0.00%	2.57%	to	2.57%
December 31, 2010	32	$1.28	to	$1.28	$41	3.73%	0.00%	10.91%	to	10.91%
December 31, 2009	39	$1.16	to	$1.16	$46	8.54%	0.00%	25.75%	to	25.75%
December 31, 2008	10	$0.92	to	$0.92	$9	6.94%	0.00%	-11.54%	to	-11.54%

	Fidelity VIP Value Strategies Portfolio – Service Class
December 31, 2012	149	$1.06	to	$1.06	$158	0.53%	0.00%	27.10%	to	27.10%
December 31, 2011	138	$0.84	to	$0.84	$115	1.14%	0.00%	-8.85%	to	-8.85%
December 31, 2010	102	$0.92	to	$0.92	$94	0.53%	0.00%	26.46%	to	26.46%
December 31, 2009	58	$0.73	to	$0.73	$42	0.75%	0.00%	58.70%	to	58.70%
December 31, 2008	10	$0.46	to	$0.46	$5	0.72%	0.00%	-51.06%	to	-51.06%

	Fidelity VIP Money Market Portfolio
December 31, 2012	939	$1.07	to	$1.07	$1,007	0.04%	0.00%	0.04%	to	0.04%
December 31, 2011	452	$1.07	to	$1.07	$485	0.03%	0.00%	0.03%	to	0.03%
December 31, 2010	272	$1.07	to	$1.07	$291	0.08%	0.00%	0.14%	to	0.14%
December 31, 2009	236	$1.07	to	$1.07	$252	0.47%	0.00%	0.94%	to	0.94%
December 31, 2008	10	$1.06	to	$1.06	$11	2.70%	0.00%	2.91%	to	2.91%

	Fidelity VIP Freedom 2025 Portfolio
December 31, 2012	42	$1.16	to	$1.16	$49	2.83%	0.00%	14.97%	to	14.97%
December 31, 2011	21	$1.01	to	$1.01	$21	2.77%	0.00%	-2.26%	to	-2.26%
December 31, 2010	11	$1.03	to	$1.03	$11	1.00%	0.00%	15.70%	to	15.70%
December 31, 2009	50	$0.89	to	$0.89	$45	4.12%	0.00%	29.96%	to	29.96%
December 31, 2008	10	$0.69	to	$0.69	$7	2.49%	0.00%	-33.65%	to	-33.65%

A51

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Fidelity VIP Contrafund Portfolio – Service Class
December 31, 2012	63	$1.16	to	$1.16	$72	1.36%	0.00%	16.31%	to	16.31%
December 31, 2011	46	$0.99	to	$0.99	$45	0.95%	0.00%	-2.64%	to	-2.64%
December 31, 2010	41	$1.02	to	$1.02	$41	1.25%	0.00%	17.11%	to	17.11%
December 31, 2009	27	$0.87	to	$0.87	$24	1.49%	0.00%	35.66%	to	35.66%
December 31, 2008	10	$0.64	to	$0.64	$6	0.92%	0.00%	-42.86%	to	-42.86%

	Fidelity VIP Freedom 2020 Portfolio – Service Class
December 31, 2012	49	$1.16	to	$1.16	$57	2.09%	0.00%	13.19%	to	13.19%
December 31, 2011	48	$1.02	to	$1.02	$49	2.79%	0.00%	-1.13%	to	-1.13%
December 31, 2010	22	$1.03	to	$1.03	$23	2.44%	0.00%	14.52%	to	14.52%
December 31, 2009	18	$0.90	to	$0.90	$16	4.36%	0.00%	28.57%	to	28.57%
December 31, 2008	10	$0.70	to	$0.70	$7	2.53%	0.00%	-32.69%	to	-32.69%

	Fidelity VIP Index 500 Portfolio – Service Class
December 31, 2012	556	$1.08	to	$1.08	$602	2.81%	0.00%	15.81%	to	15.81%
December 31, 2011	347	$0.94	to	$0.94	$324	2.17%	0.00%	1.93%	to	1.93%
December 31, 2010	257	$0.92	to	$0.92	$236	1.70%	0.00%	14.91%	to	14.91%
December 31, 2009	146	$0.80	to	$0.80	$116	2.31%	0.00%	26.48%	to	26.48%
December 31, 2008	10	$0.63	to	$0.63	$6	2.15%	0.00%	-37.00%	to	-37.00%

	PIMCO VIT Low Duration Portfolio
December 31, 2012	122	$1.35	to	$1.35	$165	1.89%	0.00%	5.85%	to	5.85%
December 31, 2011	100	$1.27	to	$1.27	$127	1.67%	0.00%	1.11%	to	1.11%
December 31, 2010	89	$1.26	to	$1.26	$113	1.65%	0.00%	5.29%	to	5.29%
December 31, 2009	53	$1.20	to	$1.20	$64	3.19%	0.00%	13.32%	to	13.32%
December 31, 2008	10	$1.06	to	$1.06	$11	4.08%	0.00%	0.00%	to	0.00%

	PIMCO VIT Short-Term Portfolio
December 31, 2012	675	$1.17	to	$1.17	$789	0.88%	0.00%	2.78%	to	2.78%
December 31, 2011	541	$0	to	$0	$616	0.95%	0.00%	0.51%	to	0.51%
December 31, 2010	296	$1.13	to	$1.13	$336	0.86%	0.00%	2.11%	to	2.11%
December 31, 2009	117	$1.11	to	$1.11	$130	1.52%	0.00%	7.77%	to	7.77%
December 31, 2008	10	$1.03	to	$1.03	$10	3.65%	0.00%	0.00%	to	0.00%

	DWS Small Cap Index VIP
December 31, 2012	34	$1.12	to	$1.12	$38	0.98%	0.00%	16.25%	to	16.25%
December 31, 2011	25	$0.96	to	$0.96	$24	0.79%	0.00%	-4.41%	to	-4.41%
December 31, 2010	22	$1.01	to	$1.01	$22	1.35%	0.00%	26.39%	to	26.39%
December 31, 2009	15	$0.80	to	$0.80	$12	1.60%	0.00%	26.98%	to	26.98%
December 31, 2008	10	$0.63	to	$0.63	$6	1.60%	0.00%	-33.68%	to	-33.68%

	Royce Micro-Cap Portfolio
December 31, 2012	127	$1.07	to	$1.07	$135	0.00%	0.00%	7.60%	to	7.60%
December 31, 2011	95	$0.99	to	$0.99	$94	3.04%	0.00%	-12.10%	to	-12.10%
December 31, 2010	58	$1.13	to	$1.13	$65	2.35%	0.00%	29.96%	to	29.96%
December 31, 2009	28	$0.87	to	$0.87	$24	0.00%	0.00%	57.88%	to	57.88%
December 31, 2008	10	$0.55	to	$0.55	$5	2.69%	0.00%	-43.30%	to	-43.30%

	Royce Small-Cap Portfolio
December 31, 2012	21	$1.18	to	$1.18	$24	0.13%	0.00%	12.50%	to	12.50%
December 31, 2011	16	$1.05	to	$1.05	$17	0.36%	0.00%	-3.28%	to	-3.28%
December 31, 2010	13	$1.08	to	$1.08	$14	0.13%	0.00%	20.52%	to	20.52%
December 31, 2009	10	$0.90	to	$0.90	$9	0.00%	0.00%	36.36%	to	36.36%
December 31, 2008	10	$0.66	to	$0.66	$7	0.63%	0.00%	-27.47%	to	-27.47%

	AllianceBernstein VPS Small Cap Growth Portfolio
December 31, 2012	149	$1.35	to	$1.35	$202	0.00%	0.00%	15.02%	to	15.02%
December 31, 2011	149	$1.17	to	$1.17	$175	0.00%	0.00%	4.46%	to	4.46%
December 31, 2010	119	$1.12	to	$1.12	$134	0.00%	0.00%	36.90%	to	36.90%
December 31, 2009	49	$0.82	to	$0.82	$40	0.00%	0.00%	41.38%	to	41.38%
December 31, 2008	10	$0.58	to	$0.58	$6	0.00%	0.00%	-45.28%	to	-45.28%

A52

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Invesco V.I. Small Cap Equity Fund
December 31, 2012	41	$1.23	to	$1.23	$51	0.00%	0.00%	13.89%	to	13.89%
December 31, 2011	36	$1.08	to	$1.08	$39	0.00%	0.00%	-0.73%	to	-0.73%
December 31, 2010	31	$1.09	to	$1.09	$33	0.00%	0.00%	28.54%	to	28.54%
December 31, 2009	21	$0.85	to	$0.85	$18	0.20%	0.00%	21.43%	to	21.43%
December 31, 2008	10	$0.70	to	$0.70	$7	0.00%	0.00%	-31.37%	to	-31.37%

	Franklin Templeton Small Cap Value Securities Fund – Class 2
December 31, 2012	341	$1.18	to	$1.18	$401	0.90%	0.00%	18.39%	to	18.39%
December 31, 2011	267	$1.00	to	$1.00	$266	0.71%	0.00%	-3.76%	to	-3.76%
December 31, 2010	247	$1.03	to	$1.03	$256	0.70%	0.00%	28.22%	to	28.22%
December 31, 2009	179	$0.81	to	$0.81	$144	5.22%	0.00%	29.16%	to	29.16%
December 31, 2008	10	$0.62	to	$0.62	$6	1.15%	0.00%	-33.33%	to	-33.33%

	Fidelity VIP Freedom 2030 Portfolio
December 31, 2012	48	$1.11	to	$1.11	$54	2.81%	0.00%	15.48%	to	15.48%
December 31, 2011	30	$0.96	to	$0.96	$29	2.25%	0.00%	-2.70%	to	-2.70%
December 31, 2010	22	$0.99	to	$0.99	$22	2.16%	0.00%	16.00%	to	16.00%
December 31, 2009	19	$0.85	to	$0.85	$16	2.32%	0.00%	31.40%	to	31.40%
December 31, 2008	10	$0.65	to	$0.65	$6	2.22%	0.00%	-38.10%	to	-38.10%

	Lazard Retirement International Equity Portfolio (became available April 27, 2009)
December 31, 2012	20	$1.63	to	$1.63	$32	1.71%	0.00%	21.11%	to	21.11%
December 31, 2011	20	$1.35	to	$1.35	$27	2.16%	0.00%	-7.27%	to	-7.27%
December 31, 2010	10	$1.45	to	$1.45	$15	1.04%	0.00%	6.72%	to	6.72%
December 31, 2009	29	$1.36	to	$1.36	$39	5.71%	0.00%	36.00%	to	36.00%

	AST Balanced Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2012	20	$1.26	to	$1.26	$25	1.11%	0.00%	12.48%	to	12.48%
December 31, 2011	17	$1.12	to	$1.12	$19	0.59%	0.00%	-1.22%	to	-1.22%
December 31, 2010	15	$1.13	to	$1.13	$16	0.88%	0.00%	12.31%	to	12.31%
December 31, 2009	10	$1.01	to	$1.01	$11	0.00%	0.00%	1.00%	to	1.00%

	AST Wellington Management Hedged Equity Portfolio (became available November 13, 2009)
December 31, 2012	87	$1.25	to	$1.25	$109	0.32%	0.00%	11.01%	to	11.01%
December 31, 2011	67	$1.12	to	$1.12	$75	0.32%	0.00%	-3.46%	to	-3.46%
December 31, 2010	30	$1.16	to	$1.16	$34	0.49%	0.00%	14.64%	to	14.64%
December 31, 2009	18	$1.01	to	$1.01	$18	0.00%	0.00%	1.00%	to	1.00%

	AST Preservation Asset Allocation Portfolio (became available November 20, 2009)
December 31, 2012	303	$1.24	to	$1.24	$374	1.26%	0.00%	10.38%	to	10.38%
December 31, 2011	236	$1.12	to	$1.12	$264	0.97%	0.00%	0.99%	to	0.99%
December 31, 2010	204	$1.11	to	$1.11	$226	1.29%	0.00%	10.57%	to	10.57%
December 31, 2009	120	$1.00	to	$1.00	$120	0.00%	0.00%	0.00%	to	0.00%

	JPMorgan Insurance Trust Core Bond Portfolio (became available April 24, 2009)
December 31, 2012	1	$15.28	to	$15.28	$22	4.43%	0.45%	4.86%	to	4.86%
December 31, 2011	1	$14.57	to	$14.57	$20	4.03%	0.45%	0.99%	to	6.98%
December 31, 2010	12	$0.96	to	$13.62	$33	3.75%	0.45%	8.75%	to	9.24%
December 31, 2009	12	$0.88	to	$12.52	$28	0.00%	0.45%	5.92%	to	7.32%

	JPMorgan Insurance Trust U.S. Equity Portfolio (became available April 24, 2009)
December 31, 2012	5	$12.52	to	$12.52	$58	1.46%	0.45%	17.13%	to	17.13%
December 31, 2011	4	$10.69	to	$10.69	$48	1.20%	0.45%	-2.31%	to	-2.31%
December 31, 2010	4	$10.94	to	$10.94	$48	0.88%	0.45%	13.07%	to	13.07%
December 31, 2009	4	$9.68	to	$9.68	$41	0.00%	0.45%	33.33%	to	33.33%

A53

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	JPMorgan Insurance Trust International Equity Portfolio (became available April 24, 2009)
December 31, 2012	2	$14.56	to	$14.56	$35	2.12%	0.45%	20.53%	to	20.53%
December 31, 2011	2	$12.08	to	$12.08	$28	1.82%	0.45%	-11.86%	to	-11.86%
December 31, 2010	2	$13.70	to	$13.70	$32	0.24%	0.45%	6.68%	to	6.68%
December 31, 2009	2	$12.84	to	$12.84	$29	1.61%	0.45%	40.33%	to	40.33%

	JPMorgan Insurance Trust Small Cap Portfolio (became available April 24, 2009)
December 31, 2012	1	$19.85	to	$19.85	$22	0.20%	0.45%	19.20%	to	19.20%
December 31, 2011	1	$16.66	to	$16.66	$17	0.13%	0.45%	-5.21%	to	-5.21%
December 31, 2010	1	$17.57	to	$17.57	$22	0.00%	0.45%	26.57%	to	26.57%
December 31, 2009	1	$13.88	to	$13.88	$17	0.22%	0.45%	30.08%	to	30.08%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

A54

Note 7:	Financial Highlights (Continued)

The GVUL Contract charges are as follows:

A.    Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.    Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C.    Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net amount of risk applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.    Transaction Fees

Premium Load—This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess

A55

Note 7:	Financial Highlights (Continued)

Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals—No charge.

Transfers—Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B.    Monthly Charges

Cost of Insurance—Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge—The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge—This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance—Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans—1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into Units. The resulting number of Units are deducted pro-rata from the Variable Investment Options allocated to the Contract Holder.

A56

Note 7:	Financial Highlights (Continued)

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option and in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable Investment Options into Units, and then subtracts such Units from the Variable Investment Options, Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

Note 8:	Other

Participant or contract holder net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest—represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

A57

Report of Independent Registered Public Accounting Firm

To the Participants of The Group Variable Universal Life and PruBenefit Select Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Life Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2013

A58

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2012 and 2011 (in millions, except share amounts)

	2012	2011
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012-$144,218; 2011- $112,265)	$157,775	$123,027
Trading account assets supporting insurance liabilities, at fair value	18,748	17,749
Other trading account assets, at fair value	3,840	5,055
Equity securities, available for sale, at fair value (cost: 2012-$4,035; 2011-$4,153)	5,346	4,917
Commercial mortgage and other loans	30,738	28,787
Policy loans	8,215	8,077
Other long-term investments (includes $464 and $366 measured at fair value under the fair value
option at December 31, 2012 and 2011, respectively)	6,722	3,824
Short-term investments and other	3,607	5,329
Total investments	234,991	196,765
Cash and cash equivalents	3,487	4,428
Accrued investment income	1,934	1,635
Deferred policy acquisition costs	7,982	6,850
Other assets	8,066	7,677
Due from parent and affiliates	8,698	6,919
Separate account assets	207,554	174,740
TOTAL ASSETS	$472,712	$399,014

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$118,100	$82,349
Policyholders' account balances	76,219	75,055
Policyholders' dividends	7,390	5,639
Securities sold under agreements to repurchase	5,680	6,031
Cash collateral for loaned securities	3,902	2,847
Income taxes	4,081	3,564
Short-term debt	700	1,255
Long-term debt	12,011	10,101
Other liabilities	6,710	5,748
Due to parent and affiliates	8,596	10,882
Separate account liabilities	207,554	174,740
Total liabilities	450,943	378,211

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding
at December 31, 2012 and 2011)	2	2
Additional paid-in capital	18,269	18,282
Accumulated other comprehensive income	3,212	2,618
Retained earnings (accumulated deficit)	277	(109)
Total Prudential Insurance Company of America's equity	21,760	20,793
Noncontrolling interests	9	10
Total equity	21,769	20,803
TOTAL LIABILITIES AND EQUITY	$472,712	$399,014

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2012, 2011 and 2010 (in millions)

	2012	2011	2010
REVENUES
Premiums	$42,466	$10,586	$10,229
Policy charges and fee income	3,168	2,575	2,199
Net investment income	8,891	8,762	8,680
Other income	1,603	1,937	1,571
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,417)	(1,913)	(2,655)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	1,264	1,664	2,261
Other realized investment gains (losses), net	230	1,614	1,657
Total realized investment gains (losses), net	77	1,365	1,263
Total revenues	56,205	25,225	23,942

BENEFITS AND EXPENSES
Policyholders' benefits	45,357	12,623	11,918
Interest credited to policyholders' account balances	2,870	3,146	3,314
Dividends to policyholders	2,052	2,600	2,101
Amortization of deferred policy acquisition costs	654	1,217	385
General and administrative expenses	4,250	4,472	3,541
Total benefits and expenses	55,183	24,058	21,259

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,022	1,167	2,683
Income taxes:
Current	622	266	(267)
Deferred	(550)	175	1,057
Total income tax expense (benefit)	72	441	790

INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	950	726	1,893
Equity in earnings of operating joint ventures, net of taxes	37	156	46
INCOME FROM CONTINUING OPERATIONS	987	882	1,939
Income (loss) from discontinued operations, net of taxes	(2)	15	31
NET INCOME	985	897	1,970
Less: Income (loss) attributable to noncontrolling interests	(1)	(13)	1
NET INCOME ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$986	$910	$1,969

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income
December 31, 2012 , 2011 and 2010 (in millions)

	2012	2011	2010

NET INCOME	$985	$897	$1,970

Other comprehensive income, before tax:

Foreign currency translation adjustments:
Foreign currency translation adjustments for the period	6	4	5
Reclassification adjustment for amounts included in net income	-	(40)	(7)
Total	6	(36)	(2)

Net unrealized investment gains:
Unrealized investment gains for the period	1,815	3,562	2,502
Reclassification adjustment for (gains) losses included in net income	(282)	(939)	(423)
Total	1,533	2,623	2,079

Defined benefit pension and postretirement unrecognized net periodic benefit:
Prior service cost for the period	53	-	-
Actuarial gain (loss) for the period	(829)	(384)	418
Impact of foreign currency changes and other	(6)	15	7
Amortization of transition obligation, prior service cost and actuarial gain
(loss) included in net income	97	75	76
Total	(685)	(294)	501

Other comprehensive income, before tax	854	2,293	2,578

Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	1	(9)	(4)
Net unrealized investment gains	496	932	700
Defined benefit pension and postretirement unrecognized net periodic benefit	(237)	(100)	179
Total	260	823	875

Other comprehensive income, net of taxes	594	1,470	1,703

Comprehensive Income	1,579	2,367	3,673

Less: Comprehensive income (loss) attributable to noncontrolling interests	(1)	(13)	1

Comprehensive income attributable to Prudential Insurance Company of America	$1,580	$2,380	$3,672

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2012, 2011 and 2010 (in millions)

					Total
					Prudential
			Retained	Accumulated	Insurance
		Additional	Earnings	Other	Company
	Common	Paid-in	(Accumulated	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2009	$2	$18,372	$2,700	$(447)	$20,627	$22	$20,649
Impact of adoption of accounting changes	-	-	(961)	(108)	(1,069)	-	(1,069)
Dividend to Parent	-	-	(3,000)	-	(3,000)	-	(3,000)
Assets purchased/transferred from affiliates	-	(96)	-	-	(96)	-	(96)
Long-term stock-based compensation program	-	(1)	-	-	(1)	-	(1)
Comprehensive income:
Net income	-	-	1,969	-	1,969	1	1,970
Other comprehensive income, net of tax				1,703	1,703	-	1,703
Total comprehensive income					3,672	1	3,673

Balance, December 31, 2010	2	18,275	708	1,148	20,133	23	20,156
Dividends to parent	-	-	(1,727)	-	(1,727)	-	(1,727)
Assets purchased/transferred from affiliates	-	-	-	-	-	-	-
Long-term stock-based compensation program	-	7	-	-	7	-	7
Comprehensive loss:
Net income (loss)	-	-	910	-	910	(13)	897
Other comprehensive loss, net of taxes				1,470	1,470	-	1,470
Total comprehensive income (loss)					2,380	(13)	2,367

Balance, December 31, 2011	2	18,282	(109)	2,618	20,793	10	20,803
Dividends to parent	-	-	(600)	-	(600)	-	(600)
Assets purchased/transferred from affiliates	-	(35)	-	-	(35)	-	(35)
Long-term stock-based compensation program	-	22	-	-	22	-	22
Comprehensive income:
Net income	-	-	986	-	986	(1)	985
Other comprehensive income, net of tax:				594	594	-	594
Total comprehensive income					1,580	(1)	1,579
Balance, December 31, 2012	$2	$18,269	$277	$3,212	$21,760	$9	$21,769

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2012, 2011 and 2010 (in millions)

	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$985	$897	$1,970
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(77)	(1,364)	(1,263)
Policy charges and fee income	(1,001)	(751)	(729)
Interest credited to policyholders' account balances	2,871	3,147	3,314
Depreciation and amortization	(205)	(206)	(264)
(Gains) losses on trading account assets supporting insurance liabilities, net	(408)	(385)	(468)
Change in:
Deferred policy acquisition costs	(1,229)	(428)	(986)
Future policy benefits and other insurance liabilities	2,321	1,735	1,790
Other trading account assets	1,404	563	(1,369)
Income taxes	824	(197)	(188)
Other, net	(2,643)	2,132	2,760
Cash flows from operating activities	2,842	5,143	4,567
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	27,664	25,501	21,002
Equity securities, available for sale	3,345	2,346	1,676
Trading account assets supporting insurance liabilities and other trading account assets	12,969	21,082	37,880
Commercial mortgage and other loans	4,075	3,797	3,794
Policy loans	994	890	897
Other long-term investments	371	354	622
Short-term investments	17,476	14,103	12,685
Payments for the purchase/origination of:
Fixed maturities, available for sale	(27,872)	(25,799)	(26,662)
Equity securities, available for sale	(3,055)	(2,100)	(1,587)
Trading account assets supporting insurance liabilities and other trading account assets	(13,206)	(22,439)	(38,796)
Commercial mortgage and other loans	(6,018)	(5,838)	(4,090)
Policy loans	(783)	(611)	(660)
Other long-term investments	(1,308)	(824)	(636)
Short-term investments	(18,432)	(13,827)	(11,589)
Due to/from parent and affiliates	(1,210)	(1,358)	1,401
Other, net	83	110	62
Cash flows used in investing activities	(4,907)	(4,613)	(4,001)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	15,780	15,467	15,542
Policyholders' account withdrawals	(16,768)	(15,565)	(16,478)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	704	1,065	(724)
Net change in financing arrangements (maturities 90 days or less)	(363)	37	491
Proceeds from the issuance of debt (maturities longer than 90 days)	2,803	2,793	2,343
Repayments of debt (maturities longer than 90 days)	(585)	(1,473)	(2,702)
Excess tax benefits from share-based payment arrangements	22	12	4
Dividends to parent	(600)	(1,630)	(3,000)
Other, net	138	(122)	176
Cash flows from (used in) financing activities	1,131	584	(4,348)
Effect of foreign exchange rate changes on cash balances	(7)	(15)	(28)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(941)	1,099	(3,810)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,428	3,329	7,139
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,487	$4,428	$3,329

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(211)	$355	$(56)
Interest paid	$505	$306	$313

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and
reported as policyholder account balances	$445	$-	$-
Assets received and related liabilities recorded from two significant Pension Risk Transfer transactions	$33,423	$-	$-

1.    BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block assets and liabilities (See Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through April 12, 2013, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

During 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012.  The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management has evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

Equity securities available-for-sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and certain perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information.  In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring.  These restructurings generally include one or more of the following:  full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff  or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

 In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

 In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans  and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the foreign currency translation loss is not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities with life contingencies), acquisition costs are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets,  trade receivables, value of business acquired, goodwill and other intangible assets, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables,  pension and other employee benefit liabilities, derivative liabilities, reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. Identifiable intangible assets primarily include customer relationships and mortgage servicing rights. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans. The change in accounting method relates to the calculation of market related value of pension plan assets, used to determine net periodic pension cost. The impact of this change in accounting method on net income for the year ended December 31, 2012 was an increase of $96 million. In addition, this change resulted in a cumulative increase of $144 million in retained earnings previously reported for December 31, 2009, with a corresponding decrease in AOCI. For additional information on the change in accounting method for the Company’s pension plans, see Note 17.

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. Retained earnings previously reported for December 31, 2009 were reduced $1,105 million and AOCI was increased $36 million as a result of this retrospective adoption. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

The following tables present amounts as previously reported for the periods indicated, the effect on those amounts of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above, as well as the effect of retrospective application of a change in accounting principle for the Company’s pension plans as also discussed above.

Consolidated Statement of Financial Position:
	December 31, 2011
			Effect of
	As	Effect of	Pension	As
	Previously	DAC	Accounting	Currently
	Reported	Change	Change	Reported

	(in millions)

Deferred policy acquisition costs	$8,505	$(1,655)	$-	$6,850
TOTAL ASSETS	400,669	(1,655)	-	399,014

Policyholders' account balances	75,051	4	-	75,055
Income taxes	4,142	(578)	-	3,564
Total liabilities	378,785	(574)	-	378,211

Accumulated other comprehensive income (loss)	2,693	98	(173)	2,618
Retained earnings	897	(1,179)	173	(109)
Total Prudential Insurance Company of America's equity	21,874	(1,081)	-	20,793
Total equity	21,884	(1,081)	-	20,803
TOTAL LIABILITIES AND EQUITY	$400,669	$(1,655)	$-	$399,014

Consolidated Statements of Operations:
	Year Ended December 31, 2011
			Effect of
	As	Effect of	Pension	As
	Previously	DAC	Accounting	Currently
	Reported	Change	Change	Reported

	(in millions)
REVENUES
Policy charges and fee income	$2,574	$1	$-	$2,575
Total revenues	25,224	1	-	25,225
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	1,456	(239)	-	1,217
General and administrative expenses	4,269	240	(37)	4,472
Total benefits and expenses	24,094	1	(37)	24,058
INCOME (LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES AND EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	1,130	-	37	1,167
Income tax expense	428	-	13	441
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	702	-	24	726
Equity in earnings of operating joint ventures, net of tax	156	-	-	156
INCOME (LOSS) FROM CONTINUING OPERATIONS	858	-	24	882
NET INCOME (LOSS)	873	-	24	897
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$-	$24	$910

	Year Ended December 31, 2010
			Effect of
	As	Effect of	Pension	As
	Previously	DAC	Accounting	Currently
	Reported	Change	Change	Reported

	(in millions)
REVENUES
Policy charges and fee income	$2,197	$2	$-	$2,199
Total revenues	23,940	2	-	23,942
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	475	(90)	-	385
General and administrative expenses	3,343	207	(9)	3,541
Total benefits and expenses	21,151	117	(9)	21,259
INCOME (LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES AND EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	2,789	(115)	9	2,683
Income tax expense	827	(40)	3	790
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE

EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,962	(75)	6	1,893
Equity in earnings of operating joint ventures, net of tax	46	-	-	46
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,008	(75)	6	1,939
NET INCOME (LOSS)	2,039	(75)	6	1,970
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,038	$(75)	$6	$1,969

Consolidated Statements of Cash Flows:
	Year Ended December 31, 2011
			Effect of
	As	Effect of	Pension	As
	Previously	DAC	Accounting	Currently
	Reported	Change	Change	Reported

	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$873	$-	$24	$897
Adjustments to reconcile net income to net cash provided by
operating activities:
Change in:
Deferred policy acquisition costs	(392)	(36)	-	(428)
Other, net	2,120	36	(24)	2,132
Cash flows from operating activities	$5,143	$-	$-	$5,143

	Year Ended December 31, 2010
			Effect of
	As	Effect of	Pension	As
	Previously	DAC	Accounting	Currently
	Reported	Change	Change	Reported

	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,039	$(75)	$6	$1,970
Adjustments to reconcile net income to net cash provided by
operating activities:
Change in:
Deferred policy acquisition costs	(1,103)	117	-	(986)
Other, net	2,808	(42)	(6)	2,760
Cash flows from operating activities	$4,567	$-	$-	$4,567

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements.  The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 19. Adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring.  This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption.  The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2010, the FASB issued authoritative guidance that specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This guidance expands the supplemental pro forma disclosures required for business combinations to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination(s) included in the reported pro forma revenue and earnings. This new guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The

Company adopted this guidance prospectively for business combinations for which the acquisition date is on or after January 1, 2011. The disclosures included in Note 3 reflect this guidance.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented.  The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company’s consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company’s consolidated statements of operations and equity and the notes to consolidated financial statements.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with a net retained face amount in force of approximately $135 billion. This acquisition increases the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed will be included in the Company’s Consolidated Financial Statements beginning on the acquisition date. These amounts are not yet available but will be displayed in future disclosures. Assets assumed primarily include invested assets, VOBA, which represents the difference between the fair value and carrying value of the liabilities, determined as of the acquisition date, and goodwill, which represents the excess of the acquisition cost over the net fair value of the assets and liabilities assumed. Goodwill is not expected to be deductible for income tax purposes. Liabilities assumed primarily represent policyholders’ account balances and future policy benefits. In addition, the Company’s Consolidated Financial Statements will include offsetting separate account assets and liabilities.

Discontinued Operations

	Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2012	2011	2010

	(in millions)
Real estate investments sold or held for sale(1)	$(3)	$(1)	$12
Global commodities business(2)	-	22	30
Income (loss) from discontinued operations before income taxes	(3)	21	42
Income tax (benefit) expense	(1)	6	11
Income (loss) from discontinued operations, net of taxes	$(2)	$15	$31

(1)	Reflects the income or loss from discontinued real estate investments.
(2)
In 2011, the Company completed the sale of all the issued and outstanding shares of capital stock of the subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business to Jefferies Group, Inc. (“Jefferies”). Subsidiaries included in the sale were Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. The Company received cash proceeds of $422 million. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax benefit of $1 million.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $6 million and $1 million, respectively, at December 31, 2012 and $14 million and $2 million, respectively, at December 31, 2011.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

December 31, 2012

Other-than-
	Gross	Gross		temporary
Amortized	Unrealized	Unrealized	Fair	impairments
Cost	Gains	Losses	Value	in AOCI (3)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$9,184	$2,198	$30	$11,352	$-
Obligations of U.S. states and their political
subdivisions	2,339	397	5	2,731	-
Foreign government bonds	1,618	372	3	1,987	1
Corporate securities	103,552	10,848	728	113,672	(1)
Asset-backed securities(1)	10,838	176	670	10,344	(900)
Commercial mortgage-backed securities	10,211	661	5	10,867	-
Residential mortgage-backed securities(2)	6,476	353	7	6,822	(11)
Total fixed maturities, available-for-sale	$144,218	$15,005	$1,448	$157,775	$(911)
Equity securities, available-for-sale	$4,035	$1,325	$14	$5,346

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)
Represents the amount of other-than-temporary impairment losses in AOCI  which were not included in earnings.  Amount excludes $666 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2011(3)

					Other-than-
		Gross	Gross		temporary
	Amortized	Unrealized	Unrealized	Fair	impairments
	Cost	Gains	Losses	Value	in AOCI(4)

	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
government authorities and agencies	$8,164	$2,162	$-	$10,326	$-
Obligations of U.S. states and their political
subdivisions	1,835	295	1	2,129	-
Foreign government bonds	1,302	319	6	1,615	1
Corporate securities	74,442	9,124	550	83,016	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	-
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)
Total fixed maturities, available-for-sale	$112,265	$13,053	$2,291	$123,027	$(1,152)
Equity securities, available-for-sale	$4,153	$948	$184	$4,917

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.
(4)
Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.  Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

Available-for-Sale
Amortized	Fair

	Cost	Value

	(in millions)
Due in one year or less	$6,564	$6,683
Due after one year through five years	25,620	27,396
Due after five years through ten years	34,254	37,824
Due after ten years	50,255	57,839
Asset-backed securities	10,838	10,344
Commercial mortgage-backed securities	10,211	10,867
Residential mortgage-backed securities	6,476	6,822
Total	$144,218	$157,775

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$11,596	$12,493	$7,807
Proceeds from maturities/repayments	15,560	12,742	13,216
Gross investment gains from sales, prepayments, and maturities	419	797	580
Gross investment losses from sales and maturities	(118)	(102)	(51)

Equity securities, available-for-sale
Proceeds from sales	$3,342	$2,349	$1,659
Gross investment gains from sales	311	439	308
Gross investment losses from sales	(205)	(135)	(40)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on
fixed maturities recognized in earnings(1)	$(153)	$(249)	$(394)
Writedowns for impairments on equity securities	(32)	(30)	(40)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2012	2011

	(in millions)

Balance, beginning of period	$1,193	$1,154
Credit loss impairments previously recognized on securities which matured, paid down,
prepaid or were sold during the period	(291)	(252)
Credit loss impairments previously recognized on securities impaired to fair value during
the period(1)	(74)	(29)
Credit loss impairment recognized in the current period on securities not previously impaired	20	29
Additional credit loss impairments recognized in the current period on securities
previously impaired	89	260
Increases due to the passage of time on previously recorded credit losses	58	53
Accretion of credit loss impairments previously recognized due to an increase in
cash flows expected to be collected	(23)	(22)
Balance, end of period	$972	$1,193

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2012		December 31, 2011(3)

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Short-term investments and cash equivalents	$938	$938	$951	$951
Fixed maturities:
Corporate securities	10,968	11,998	10,195	10,939
Commercial mortgage-backed securities	2,096	2,229	2,157	2,247
Residential mortgage-backed securities(1)	1,965	2,026	1,786	1,845
Asset-backed securities(2)	1,178	1,116	1,504	1,367
Foreign government bonds	119	126	55	58
U.S. government authorities and agencies and obligations of U.S.
states	259	307	293	330
Total fixed maturities	16,585	17,802	15,990	16,786
Equity securities	17	8	17	12
Total trading account assets supporting insurance liabilities	$17,540	$18,748	$16,958	$17,749

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $417 million, $336 million and $372 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

	(in millions)
Fixed maturities	$358	$374	$496	$499
Equity securities	198	223	207	211
Subtotal	556	597	703	710
Derivative instruments		3,243		4,345
Total other trading account assets	$556	$3,840	$703	$5,055

The net change in unrealized gains / (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income”, was $34 million, $(34) million and $7 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amount	% of	Amount	% of
	(in millions)	Total	(in millions)	Total

Commercial and Agricultural mortgage loans by property type:
Office	$6,223	20.2%	$5,790	20.0%
Retail	7,479	24.3	6,804	23.6
Apartments/Multi-Family	4,260	13.8	4,027	13.9
Industrial	6,850	22.3	6,415	22.2
Hospitality	1,245	4.0	1,420	4.9
Other	2,678	8.7	2,459	8.5

Total commercial mortgage loans	28,735	93.3	26,915	93.1

Agricultural property loans	2,057	6.7	1,988	6.9
Total commercial mortgage and agricultural loans by property type	30,792	100.0%	28,903	100.0%
Valuation allowance	(204)		(267)

Total net commercial mortgage and agricultural loans
by property type	30,588		28,636

Other loans
Uncollateralized loans	145		145
Residential property loans	5		7
Other collateralized loans	-		-

Total other loans	150		152
Valuation allowance	-		(1)

Total net other loans	150	151

Total commercial mortgage and other loans	$30,738	$28,787

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (8%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2010	$366	$8	$-	$-	$-	$374
Addition to / (release of) allowance of
losses	(104)	5	-	-	1	(98)
Charge-offs, net of recoveries	(8)	-	-	-	-	(8)
Change in foreign exchange	-	-	-	-	-	-
Total Ending Balance, 2011	$254	$13	$-	$-	$1	$268

	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

	(in millions)

Allowance for losses, beginning of year, 2011	$254	$13	$-	$-	$1	$268
Addition to / (release of) allowance of
losses	(9)	-	-	-	(1)	(10)
Charge-offs, net of recoveries	(54)	-	-	-	-	(54)
Change in foreign exchange	-	-	-	-	-	-
Total Ending Balance, 2012	$191	$13	$-	$-	$-	$204

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

2012
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$41	$6	$-	$-	$-	$47
Ending balance: collectively evaluated
for impairment	150	7	-	-	-	157
Ending balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-

Total ending balance	$191	$13	$-	$-	$-	$204

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$575	$40	$-	$-	$-	$615
Ending balance gross of reserves:
collectively evaluated for impairment	28,160	2,017	5	-	145	30,327
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total ending balance, gross of reserves	$28,735	$2,057	$5	$-	$145	$30,942

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2011
	Commercial	Agricultural	Residential	Other
	Mortgage	Property	Property	Collateralized	Uncollateralized
	Loans	Loans	Loans	Loans	Loans	Total

Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated
for impairment	$88	$6	$-	$-	$-	$94
Ending balance: collectively evaluated
for impairment	166	7	-	-	1	174
Ending balance: loans acquired with
deteriorated credit quality	-	-	-	-	-	-
Total ending balance	$254	$13	$-	$-	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves:
individually evaluated for impairment	$715	$36	$-	$-	$-	$751
Ending balance gross of reserves:
collectively evaluated for impairment	26,200	1,952	7	-	146	28,305
Ending balance gross of reserves: loans
acquired with deteriorated credit
quality	-	-	-	-	-	-
Total ending balance, gross of reserves	$26,915	$1,988	$7	$-	$146	$29,056

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended December 31, are as follows:

2012
Average
Recorded
	Unpaid		Investment	Interest
Recorded	Principal	Related	Before	Income

	Investment (1)	Balance	Allowance	Allowance (2)	Recognized (3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$14	$14	$-	$39	$3
Agricultural property loans	-	-	-	-	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total with no related allowance	$14	$14	$-	$39	$3

With an allowance recorded:
Commercial mortgage loans	$104	$104	$41	$188	$5
Agricultural property loans	9	9	6	7	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total with related allowance	$113	$113	$47	$195	$5

Total:
Commercial mortgage loans	$118	$118	$41	$227	$8
Agricultural property loans	9	9	6	7	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total	$127	$127	$47	$234	$8

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

	2011
				Average
				Recorded
		Unpaid		Investment	Interest
	Recorded	Principal	Related	Before	Income
	Investment (1)	Balance	Allowance	Allowance (2)	Recognized (3)

	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$-	$-	$-	$22	$-
Agricultural property loans	-	-	-	1	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total with no related allowance	$-	$-	$-	$23	$-

With an allowance recorded:
Commercial mortgage loans	$312	$312	$88	$383	$3
Agricultural property loans	10	10	6	7	(1)

Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$405	$3
Agricultural property loans	10	10	6	8	(1)
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-
Total	$322	$322	$94	$413	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$13,869	$449	$170	$14,488
60%-69.99%	8,060	726	37	8,823
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	499	1,326

Total commercial mortgage loans	$25,253	$2,559	$923	$28,735

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,583	$186	$44	$1,813
60%-69.99%	209	-	-	209
70%-79.99%	-	-	-	-
Greater than 80%	-	-	35	35

Total agricultural property loans	$1,792	$186	$79	$2,057

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$15,452	$635	$214	$16,301
60%-69.99%	8,269	726	37	9,032
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	534	1,361

Total commercial and agricultural mortgage loans	$27,045	$2,745	$1,002	$30,792

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio―December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$11,887	$439	$221	$12,547
60%-69.99%	6,976	640	244	7,860
70%-79.99%	3,271	1,202	214	4,687
Greater than 80%	566	241	1,014	1,821

Total commercial mortgage loans	$22,700	$2,522	$1,693	$26,915

Agricultural property loans
	Debt Service Coverage Ratio―December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,464	$153	$3	$1,620
60%-69.99%	338	-	-	338
70%-79.99%	-	-	-	-
Greater than 80%	-	-	30	30

Total agricultural property loans	$1,802	$153	$33	$1,988

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio―December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

Loan-to-Value Ratio	(in millions)
0%-59.99%	$13,351	$592	$224	$14,167
60%-69.99%	7,314	640	244	8,198
70%-79.99%	3,271	1,202	214	4,687
Greater than 80%	566	241	1,044	1,851

Total commercial and agricultural mortgage loans	$24,502	$2,675	$1,726	$28,903

The following tables provide an aging of past due commercial mortgage and other loans, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status, as of the dates indicated.

	As of December 31, 2012
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage	Non
		30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

	(in millions)
Commercial mortgage loans	$28,595	$43	$72	$-	$25	$140	$28,735	$110
Agricultural property loans	2,022	-	-	-	35	35	2,057	40
Residential property loans	1	3	-	-	1	4	5	1
Other collateralized loans	-	-	-	-	-	-	-	-
Uncollateralized loans	145	-	-	-	-	-	145	-
Total	$30,763	$46	$72	$-	$61	$179	$30,942	$151

	As of December 31, 2011
							Total
				Greater	Greater		Commercial
				Than 90	Than 90		Mortgage	Non
		30-59 Days	60-89 Days	Days -	Days - Not	Total Past	and other	Accrual
	Current	Past Due	Past Due	Accruing	Accruing	Due	Loans	Status

	(in millions)
Commercial mortgage loans	$26,791	$18	$12	$-	$94	$124	$26,915	$379
Agricultural property loans	1,956	-	1	1	$30	32	1,988	35
Residential property loans	1	5	-	-	1	6	7	1
Other collateralized loans	-	-	-	-	-	-	-	-
Uncollateralized loans	145	-	-	-	-	-	145	-
Total	$28,893	$23	$13	$1	$125	$162	$29,055	$415

For the year ended December 31, 2012, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were no commercial mortgage and other loans sold, other than those classified as held-for-sale. For the year ended December 31, 2011, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $2 million of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The commercial mortgage and other loans involved in a trouble debt restructuring pre-modification outstanding recorded investment have been adjusted for any partial payoffs, and exclude troubled debt restructurings where the Company has received assets, other than loans, in full satisfaction of the loan.  See Note 2 for additional information relating to the accounting for troubled debt restructurings.

For the years ended December 31, 2012 and 2011, there was an adjusted pre-modification outstanding recorded investment of $15 million and $247 million, respectively, and post-modification outstanding recorded investment of $13 million and $210 million, respectively, related to commercial mortgage loans. The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2012.

As of December 31, 2012, the Company committed to fund $6 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-Term Investments

“Other long-term investments” are comprised as follows at December 31:

	2012	2011

	(in millions)
Joint ventures and limited partnerships:
Real estate related	$620	$481
Non-real estate related	5,114	2,567
Total joint ventures and limited partnerships	5,734	3,048
Real estate held through direct ownership	207	31
Other	781	745
Total other long-term investments	$6,722	$3,824

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2012	2011

	(in millions)

STATEMENT OF FINANCIAL POSITION
Investments in real estate	$6,346	$4,365
Investments in securities	24,298	13,139
Cash and cash equivalents	1,118	521
Receivables	2,800	292
Property and equipment	70	-
Other assets(1)	862	687

Total assets	$35,494	$19,004

Borrowed funds-third party	$1,984	$1,830
Borrowed funds-Prudential	50	-
Payables	586	271
Other liabilities(2)	4,575	1,486

Total liabilities	7,195	3,587
Partners' capital	28,299	15,417

Total liabilities and partners' capital	$35,494	$19,004

Total liabilities and partners' capital included above	$2,734	$2,122
Equity in limited partnership interests not included above	320	189
Carrying value	$3,054	$2,311

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2012	2011	2010

	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$1,180	$805	$353
Income from securities investments	2,567	1,228	1,104
Income from other	92	13	21
Interest expense	(123)	(87)	(108)
Depreciation	(4)	-	(4)
Management fees/salary expense	(411)	(109)	(95)
Other expenses	(406)	(136)	(533)
Net earnings (losses)	$2,895	$1,714	$738

Equity in net earnings (losses) included above	$172	$335	$89
Equity in net earnings (losses) of limited partnership interests not included above	39	30	73
Total equity in net earnings (losses)	$211	$365	$162

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2012	2011	2010
	(in millions)
Fixed maturities, available-for-sale	$5,932	$5,918	$5,945
Fixed maturities, held-to-maturity	27	9	-
Equity securities, available-for-sale	225	204	215
Trading account assets	769	774	741
Commercial mortgage and other loans	1,770	1,670	1,644
Policy loans	453	466	469
Short-term investments and cash equivalents	21	14	18
Other long-term investments	153	94	19
Gross investment income	9,350	9,149	9,051
Less investment expenses	(459)	(387)	(371)
Net investment income	$8,891	$8,762	$8,680

Carrying value for non-income producing assets included in fixed maturities totaled $160 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2012.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2012	2011	2010

	(in millions)
Fixed maturities	$148	$447	$135
Equity securities	73	275	228
Commercial mortgage and other loans	14	94	78
Investment real estate	2	-	-
Joint ventures and limited partnerships	4	(10)	(31)
Derivatives(1)	(165)	549	848
Other	1	10	5
Realized investment gains (losses), net	$77	$1,365	$1,263

(1) Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

Deferred
Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Value	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

(in millions)
Balance, December 31, 2009	$(1,152)	$165	$2	$-	$338	$(647)
Cumulative effect of adoption of
accounting principle		(51)			18	(33)
Net investment gains (losses) on
investments arising during the
period	3				(1)	2

Reclassification adjustment for (gains)
losses included in net income	393				(138)	255
Reclassification adjustment for OTTI
losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		(111)			39	(72)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(7)		2	(5)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				334	(117)	217
Balance, December 31, 2010	$(807)	$3	$(5)	$334	$159	$(316)
Net investment gains (losses) on
investments arising during the
period	(376)				132	(244)
Reclassification adjustment for (gains)
losses included in net income	265				(93)	172
Reclassification adjustment for OTTI
losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of
business acquired		1			-	1
Impact of net unrealized investment
(gains) losses on future policy
benefits			18		(6)	12
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				132	(46)	86
Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on
investments arising during the
period	504				(176)	328
Reclassification adjustment for (gains)
losses included in net income	310				(109)	201
Reclassification adjustment for OTTI
losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and value of

business acquired		(5)			2	(3)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(10)		4	(6)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(327)	114	(213)
Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders'	(Liability)	Investment
	Investments(1)	Acquired	Benefits	Dividends	Benefit	Gains (Losses)

	(in millions)
Balance, December 31, 2009	$3,200	$(441)	$(524)	$-	$(652)	$1,583
Cumulative effect of adoption of
accounting principle		104			(36)	68
Net investment gains (losses) on
investments arising during the
period	5,155				(1,776)	3,379
Reclassification adjustment for (gains)
losses included in net income	(816)				285	(531)
Reclassification adjustment for OTTI
losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(10)			4	(6)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(411)		144	(267)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(2,450)	858	(1,592)
Balance, December 31, 2010	$7,590	$(347)	$(935)	$(2,450)	$(1,191)	$2,667
Net investment gains (losses) on
investments arising during the

period	6,256				(2,202)	4,054
Reclassification adjustment for (gains)
losses included in net income	(1,204)				421	(783)
Reclassification adjustment for OTTI
losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(207)			72	(135)
Impact of net unrealized investment
(gains) losses on future policy
benefits			(401)		140	(261)
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,863)	652	(1,211)
Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on
investments arising during the
period	2,926				(984)	1,942
Reclassification adjustment for (gains)
losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI
losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment
(gains) losses on deferred policy
acquisition costs, deferred sales
inducements and valuation of
business acquired		(87)			30	(57)
Impact of net unrealized investment
(gains) losses on future policy
benefits			117		(41)	76
Impact of net unrealized investment
(gains) losses on policyholders'
dividends				(1,304)	456	(848)
Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2012	2011	2010

	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(244)	$(970)	$(807)
Fixed maturity securities, available-for-sale - all other	13,801	11,732	6,052
Equity securities, available-for-sale	1,311	764	1,189
Derivatives designated as cash flow hedges (1)	(168)	2	(174)

Other investments (2)	172	196	523
Net unrealized gains (losses) on investments	$14,872	$11,724	$6,783

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2012
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$2,097	$30	$-	$-	$2,097	$30
Obligations of U.S. states and their political
subdivisions	325	4	5	1	330	5
Foreign government bonds	250	2	7	1	257	3
Corporate securities	24,103	564	2,177	164	26,280	728
Commercial mortgage-backed securities	513	4	56	1	569	5
Asset-backed securities	886	11	3,376	659	4,262	670
Residential mortgage-backed securities	738	4	132	3	870	7
Total	$28,912	$619	$5,753	$829	$34,665	$1,448
Equity securities, available-for-sale	$349	$14	$-	$-	$349	$14

	2011
	Less than twelve months		Twelve months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$495	$-	$-	$-	$495	$-
Obligations of U.S. states and their political
subdivisions	5	-	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21
Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291
Equity securities, available-for-sale	$1,082	$184	$-	$-	$1,082	$184

The gross unrealized losses at December 31, 2012 and 2011, are composed of $1,015 million and $1,117 million related to high or highest quality securities based on NAIC or equivalent rating and $433 million and $1,174 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, the $829 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the utility, finance and consumer non-cyclical sectors of the Company’s corporate securities. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, $2 million of the gross unrealized losses represented declines of greater than 20%, $1 million of which had been in that position for less than six months. At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 and 2011.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2012	2011

	(in millions)
Fixed maturities(1)	$11,648	$10,740
Trading account assets supporting insurance liabilities	542	738
Other trading account assets	38	15
Separate account assets	3,435	4,073
Equity securities	70	103
Total securities pledged	$15,733	$15,669

(1)	Includes $4 million of fixed maturity securities classified as short-term investments at December 31, 2011 respectively.

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $15,444 million. Of this amount, $5,680 million was “Securities sold under agreements to repurchase,” $3,535 million was “Separate account liabilities,” $3,902 million was “Cash collateral for loaned securities,” $280 million was “Long-term debt,” $100 million was “Short-term debt,” and $1,947 million was “Policyholders’ account balances”. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,860 million and $2,077 million at December 31, 2012 and 2011, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $49 million and $21 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $594 million and $596 million at December 31, 2012 and 2011, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $176 million and $184 million at December 31, 2012 and 2011, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston.  Restricted cash and securities of $39 million and $34 million at December 31, 2012 and 2011, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE.  The first relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true.  These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity.  In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.  If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2012	2011

	(in millions)
Trading account assets supporting insurance liabilities	8	8
Other long-term investments	18	14
Total assets of consolidated VIEs	$26	$22

Other liabilities	$1	$-

Total liabilities of consolidated VIEs	$1	$-

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $1,780 million and $3,197 million at December 31, 2012 and 2011, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager, including certain CDOs and other investment structures, as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $434 million and $394 million at December 31, 2012 and 2011, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,555 million and $3,615 million as of December 31, 2012 and 2011, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2012 and 2011 were approximately $0.7 billion and $1.0 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2012 and 2011 was $0.3 billion and $0.6 billion, respectively. The Company’s maximum exposure to loss was $0.3 billion and $0.6 billion as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs.  The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment.  The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $5,734 million and $3,048 million as of December 31, 2012 and 2011, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.1 billion and $2.6 billion as of December 31, 2012 and 2011, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $314 million and $657 million at December 31, 2012 and 2011, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2012	2011	2010

	(in millions)
Balance, beginning of year	$6,850	$6,542	$7,314
Impact from adoption of new accounting pronouncement	-	-	(1,634)
Capitalization of commissions, sales and issue expenses	1,883	1,734	1,371
Amortization	(654)	(1,217)	(385)
Change in unrealized investment gains and losses	(97)	(209)	(124)
Balance, end of year	$7,982	$6,850	$6,542

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income.  These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $75 million and $126 million, as of December 31, 2012 and 2011, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares. The Company recognized combined after-tax equity earnings from this operating joint venture of $42 million, $156 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively. Dividends received from this investment were $2 million, $3 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively. The consortium of investors including the Company sold portions of its holdings during the years ended December 31, 2012, 2011 and 2010, resulting in pre-tax gains to the Company of $60 million, $237 million and $66 million, respectively. The consortium of investors sold its remaining investment in China Pacific Group in January 2013.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

2012	2011	2010

	(in millions)
Balance, beginning of year	$250	$277	$285
Amortization(1)	(38)	(43)	(25)
Interest(2)	15	16	17
Balance, end of year	$227	$250	$277

(1)
The VOBA balance at December 31, 2012 was $227 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 14 years for the VOBA related to CIGNA.

(2)	The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 6.40%, 7.10% and 7.00% for the years 2012, 2011 and 2010 respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2013	2014	2015	2016	2017

	(in millions)
Estimated Future VOBA Amortization	$6	$7	$6	$5	$5

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2010:
Gross Goodwill	727
Accumulated Impairment Losses	-
Net Balance at January 1, 2010	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	-
Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)
Net Balance at December 31, 2011	$-

2012 Activity:
Acquisitions	-
Impairment Charges	-
Other(1)	-

Balance at December 31, 2012:
Gross Goodwill	737
Accumulated Impairment Losses	(737)
Net Balance at December 31, 2012	$-

(1) Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011.  There was an indication of impairment and accordingly, the second step of the test was performed.  Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011.  The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2011 or 2010.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2012			2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(79)	$96	$174	$(39)	$135
Other	40	(20)	20	19	(19)	-
Total	$215	$(99)	$116	$193	$(58)	$135

Amortization expense for other intangibles was $41 million, $7 million and $13 million for the years ending December 31, 2012, 2011 and 2010, respectively. Amortization expense for other intangibles is expected to be approximately $14 million in 2013, $13 million in 2014 and 2015, $11 million in 2016 and, $8 million in 2017.

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2012	2011

	(in millions)
Life insurance	$57,782	$57,508
Individual and group annuities and supplementary contracts	50,697	17,095
Other contract liabilities	6,887	5,204
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	115,366	79,807
Unpaid claims and claim adjustment expenses	2,734	2,542
Total future policy benefits	$118,100	$82,349

Life insurance liabilities include reserves for death policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 10% and 11% of direct individual life insurance in force at December 31, 2012 and 2011, respectively, and 69%, 72% and 73% of direct individual life insurance premiums for 2012, 2011 and 2010, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.0% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.7%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.5%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long term care,  and for certain individual health policies. These reserves are included in "Future policy benefits", and include amounts relating to net unrealized gains on securities classified as available-for-sale, that is also reported within AOCI on the Consolidated Statements of Financial Position.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.5% to 6.4%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2012	2011

	(in millions)
Individual annuities	$9,500	$9,437
Group annuities	24,444	23,124
Guaranteed investment contracts and guaranteed interest accounts	14,062	14,416
Funding agreements	3,793	5,324
Interest-sensitive life contracts	8,775	7,974
Dividend accumulation and other	15,645	14,780
Total policyholders' account balances	$76,219	$75,055

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2012 and 2011 are $1,788 million and $3,244 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program ("FANIP"). Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.5% to 5.5% and original maturities ranging from five to ten years. Included in the amounts at December 31, 2012 and 2011 is the medium-term note liability, which is carried at amortized cost, of $1,780 million and $3,197 million, respectively, as well as the fair value of qualifying derivative financial instruments associated with these notes of $8 million and $27 million, respectively. For additional details on the FANIP program, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York ("FHLBNY") of $1,947 million and $1,503 million, as of December 31, 2012 and 2011, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.7% to 3.5% and original maturities ranging from three to eight years. For additional details on the FHLBNY program, see Note 14. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2012		December 31, 2011
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	($ in millions)

Return of net deposits
Account value	$57,068	$20	$38,983	$21
Net amount at risk	$165	$1	$1,000	$1
Average attained age of contractholders	61 years	69 years	60 years	68 years

Minimum return or contract value
Account value	$24,292	$68,446	$20,788	$47,666
Net amount at risk	$2,964	$2,670	$4,026	$3,753
Average attained age of contractholders	66 years	61 years	66 years	60 years
Average period remaining until earliest

expected annuitization	N/A	0.50 year	N/A	1 year
________
(1) Includes income and withdrawal benefits as described herein.

			December 31,
			2012	2011

			In the Event of Death
			($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value			$2,687	$2,419
General account value			$2,922	$2,089
Net amount at risk			$66,005	$54,917
Average attained age of contractholders			52 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

			December 31,
			2012	2011

			($ in millions)
Equity funds			$48,000	$28,417
Bond funds			25,625	24,501
Money market funds			4,421	3,426
Total			$78,046	$56,344

In addition to the amounts invested in separate account investment options above, $3,313 million at December 31, 2012 and $3,427 million at December 31, 2011 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2012, 2011, and 2010, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

GMDB	GMIB	GMAB/GMWB/ GMIWB

	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	($ in millions)
Balance at December 31, 2009	$143	$115	$194	$58
Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	-
Balance at December 31, 2010	161	57	100	(348)
Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	-
Balance at December 31, 2011	225	138	102	1,091
Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	-
Balance at December 31, 2012	$305	$263	$183	$1,552

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $23 million and $30 million as of December 31, 2012 and 2011, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements.  For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements

($ in millions)
Balance at December 31, 2009	$315
Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2010	551
Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3
Balance at December 31, 2011	555
Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4

Balance at December 31, 2012	$800

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2012 and 2011, the Company recognized a policyholder dividend obligation of $885 million and $762 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $5,478 million and $3,847 million at December 31, 2012 and 2011, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2012 and 2011.

On December 11, 2012, December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2013, 2012 and 2011, respectively.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

2012	2011

(in millions)

Closed Block Liabilities
Future policy benefits	$50,839	$51,423
Policyholders' dividends payable	887	902
Policyholders' dividend obligation	6,363	4,609
Policyholders' account balances	5,426	5,484
Other Closed Block liabilities	3,366	4,031
Total Closed Block Liabilities	66,881	66,449

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	41,980	42,024
Other trading account assets, at fair value	224	269
Equity securities, available-for-sale, at fair value	3,225	3,122
Commercial mortgage and other loans	8,747	8,322
Policy loans	5,120	5,296
Other long-term investments	2,094	2,080
Short-term investments	1,194	485
Total investments	62,584	61,598
Cash and cash equivalents	511	1,006
Accrued investment income	550	571
Other Closed Block assets	262	284
Total Closed Block Assets	63,907	63,459

Excess of reported Closed Block Liabilities over Closed Block Assets	2,974	2,990
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	5,467	3,836
Allocated to policyholder dividend obligation	(5,478)	(3,847)
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,963	$2,979

Information regarding the policyholder dividend obligation is as follows:

	2012	2011

	(in millions)
Balance, January 1	$4,609	$2,243
Impact from earnings allocable to policyholder dividend obligation	123	636
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation	1,631	1,730
Balance, December 31	$6,363	$4,609

	Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,817	$2,918	$3,007
Net investment income	2,919	2,976	2,994
Realized investment gains (losses), net	243	855	804

Other income	31	38	38

Total Closed Block revenues	6,010	6,787	6,843

Benefits and Expenses
Policyholders' benefits	3,445	3,482	3,512
Interest credited to policyholders' account balances	137	139	140
Dividends to policyholders	2,021	2,571	2,071
General and administrative expenses	492	519	540

Total Closed Block benefits and expenses	6,095	6,711	6,263

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	(85)	76	580
Income tax expense (benefit)	(103)	67	(38)
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	18	9	618
Income (loss) from discontinued operations, net of taxes	(2)	-	1
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$16	$9	$619

13.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

In 2011 and 2012, the Company entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 7% reinsured by a wholly owned subsidiary, through various modified coinsurance arrangements reported under the deposit method of accounting. The Company also reinsures 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2012	2011	2010

	(in millions)
Direct premiums	$41,961	$10,417	$10,183
Reinsurance assumed	1,918	1,555	1,368
Reinsurance ceded	(1,413)	(1,385)	(1,322)
Premiums	$42,466	$10,587	$10,229

Direct policy charges and fees	$3,167	$2,541	$2,139
Reinsurance assumed	106	124	140
Reinsurance ceded	(105)	(90)	(80)
Policy charges and fees	$3,168	$2,575	$2,199

Direct policyholder benefits	$44,922	$12,511	$11,971
Reinsurance assumed	1,796	1,448	1,225
Reinsurance ceded	(1,361)	(1,336)	(1,278)
Policyholders' benefits	$45,357	$12,623	$11,918

Reinsurance recoverables at December 31, are as follows:

		2012	2011

		(in millions)
Individual and group annuities (1)		$1,921	$722
Life Insurance		1,985	1,766
Other reinsurance		149	139
Total reinsurance recoverable		$4,055	$2,627

_________
(1)
Primarily represents reinsurance recoverables of $1,287 million established under the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd., and $628 million associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $628 million and $713 million at December 31, 2012 and 2011, respectively, primarily associated with the acquisition of the retirement business of CIGNA.

 “Premiums” includes affiliated reinsurance assumed of $1,705 million, $1,447 million and $1,224 million and affiliated reinsurance ceded of $(87) million, $(117) million and $(111) million for the years ended December 31, 2012, 2011, and 2010, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,371 million, $1,169 million and $959 million and affiliated reinsurance ceded of $(40) million, $(70) million and $(58) million for the years ended December 31, 2012, 2011, and 2010, respectively.

“General and administrative expenses” include affiliated assumed expenses of $160 million, $39 million and $147 million for the years ended December 31, 2012, 2011, and 2010, respectively.

 “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,308 million and $1,187 million at December 31, 2012 and 2011, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2012. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $1,290 million and $886 million at December 31, 2012 and 2011, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $56 million, a gain of $935 million and a loss of $484 million for the years ended December 31, 2012, 2011, and 2010, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,379 million and $1,140 million at December 31, 2012 and 2011, respectively.

“Due to parent and affiliates” includes reinsurance payables of $5,852 million and $4,704 million at December 31, 2012 and 2011, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2012	2011

	(in millions)
Commercial paper	$359	$870
Other notes payable(1)(2)	116	382
Current portion of long-term debt(3)	225	3
Total short-term debt	$700	$1,255

Supplemental short-term debt information:
Daily average commercial paper outstanding	$920	$1,067
Weighted average maturity of outstanding commercial paper, in days	18	20
Weighted average interest rate on outstanding short-term debt(4)	0.28%	0.43%

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $100 million and $199 million at December 31, 2012 and 2011, respectively, which are discussed in more detail below.
(2)
Includes notes due to related parties of $16 million and $181 million at December 31, 2012 and 2011, respectively.  The related party notes payable has an interest rate of 1.3% in 2012 and rates varying from 0.4% to 2.1% in 2011. The related party notes included $16 million and $66 million at December 31, 2012 and 2011, respectively, of notes which were denominated in foreign currency.

(3)
Includes notes due to related parties of $121 million and $0 million at December 31, 2012 and 2011, respectively. The related party notes payable has interest rates varying from 0.6% to 14.9 % in 2012. The related party notes included $5 million of notes denominated in foreign currency at December 31, 2012.

(4)	Excludes the current portion of long-term debt.

At December 31, 2012 and 2011, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

 Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $359 million was outstanding as of December 31, 2012. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY's financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $170 million and $173 million as of December 31, 2012 and 2011, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2011, the 5% limitation equates to a maximum amount of pledged assets of $7.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.4 billion, of which $2.3 billion was outstanding. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2012, Prudential Insurance had pledged qualifying assets with a fair value of $2.9 billion that supported outstanding collateralized advances and collateralized funding agreements. During 2012, a $725 million collateralized advance was re-issued in the form of a funding agreement. Of this amount, $445 million now supports proprietary spread lending and is classified as Policyholders’ account balances, and the remaining $280 million continues to be classified as long term debt. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $3.1 billion as of December 31, 2012.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2012, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2013. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2012, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.7 billion.

Credit Facilities

As of December 31, 2012, the Company had a $1,750 million three-year facility expiring in December 2014. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2012, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.985 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2012 and 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company had access to $815 million of certain other lines of credit at December 31, 2012, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2012, $10 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate	2012	2011

			(in millions)
Fixed-rate notes:
Surplus notes(1)	2014-2052	5.10%-8.30%	$2,989	$2,988
Surplus notes subject to set-off arrangements	2021-2022	3.52%-5.22%	1,000	500
Senior notes(2)(3)	2013-2042	0.55%-14.85%	5,711	3,913
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Senior notes(5)	2017	(6)	111	-
Subtotal			13,011	10,601
Less: assets under set-off arrangements(7)			1,000	500
Total long-term debt			$12,011	$10,101
[Missing Graphic Reference]
(1)
Fixed rate surplus notes at both December 31, 2012 and 2011 include $2,048 million, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 8.3% in both 2012 and 2011.

(2)
Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million and $725 million at December 31, 2012 and 2011, respectively. These borrowings are discussed in more detail above.

(3)
Fixed rate senior notes at December 31, 2012 and 2011 include $4,398 million and $3,002 million, respectively, due to related parties.  Maturities of these notes range from 2013 through 2042 and interest rates ranged from 0.6% to 14.9% in both 2012 and 2011. These related party notes included $191 million and $23 million at December 31, 2012 and 2011, respectively, of notes which were denominated in foreign currency.

(4)	The interest rate on the floating rate Surplus notes ranged from 0.6% to 3.8% in 2012 and 0.5% to 3.6% in 2011.

(5)	Includes $38 million of debt issued in June that is denominated in foreign currency at December 31, 2012.
(6)
The interest rates on the floating rate senior notes ranged from 1.7% to 3.1% in 2012 and 1.2% to 1.3% in 2011. The range of rates in 2011 were for notes due to related parties which were prepaid in 2011.

(7)
Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2012 and 2011, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2012, the Company’s contractual principal payments of its long-term debt:

Long-term Debt

(in millions)
Calendar Year:
2014	$1,120
2015	2,180
2016	718
2017	734
2018 and thereafter	7,259
Total	$12,011

Surplus Notes

As of both December 31, 2012 and 2011, $940 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2012 and 2011, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

As of December 31, 2012 and 2011, captive reinsurance subsidiaries had outstanding $2,046 million and $2,045 million, respectively, of fixed-rate surplus notes to affiliates. These notes, which finance reserves required under Regulation XXX and Guideline AXXX, are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

During 2011 and 2012, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1.5 billion of ten-year fixed-rate surplus notes. At December 31, 2012 and 2011, $1,000 million and $500 million, respectively of surplus notes were outstanding under these agreements. Under the agreements, the subsidiary received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the captive reinsurance subsidiary in order to reimburse it for investment losses in excess of specified amounts and has agreed to make payments of principal and interest on the surplus notes in certain cases if payments are not made by the subsidiary. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

Captive reinsurance subsidiaries have outstanding $3.2 billion of floating-rate surplus notes that were issued in 2006 through 2008 with unaffiliated institutions to finance reserves required under Regulation XXX and Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2012 and 2011, there were no collateral postings made under these derivative instruments. These surplus notes are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion aggregate principal amount of 2.997% notes with a final maturity of September 30, 2015. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance.  Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes.  Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the Trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table.  See Notes 5 and 10 for further discussion of these obligations.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2012, 2011, and 2010. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $488 million, $358 million and $318 million, for the years ended December 31, 2012, 2011 and 2010, respectively. Interest expense related to affiliated debt was $282 million, $203 million and $155 million for the years ended December 31, 2012, 2011 and 2010, respectively. “Due to parent and affiliates” included $46 million and $74 million associated with the affiliated long-term interest payable at December 31, 2012 and 2011, respectively.

15.    EQUITY

Accumulated Other Comprehensive Income

The balances of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2009	$105	$936	$(1,488)	$(447)
Impact of adoption of accounting changes	-	36	(144)	(108)
Change in component during year	2	1,379	322	1,703
Balance, December 31, 2010	107	2,351	(1,310)	1,148
Change in component during year	(27)	1,691	(194)	1,470
Balance, December 31, 2011	80	4,042	(1,504)	2,618
Change in component during year	5	1,037	(448)	594
Balance, December 31, 2012	$85	$5,079	$(1,952)	$3,212

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2) See Note 2 for additional information on changes in accounting for deferred acquisition costs and pension plans.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2012, Prudential Insurance’s unassigned surplus was $5,668 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,669 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($870 million as of December 31, 2012) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($893 million for the year ended December 31, 2012), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the Department. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $893 million in 2013 without prior approval of the Department. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. Additionally, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries are subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. These subsidiaries do not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners (“NAIC”). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,382 million, $826 million and $1,623 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,699 million and $8,160 million at December 31, 2012 and 2011, respectively.

The Risk Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the “Company Action Level” RBC of 100%, corrective action is required. Prudential Insurance and all of its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2012 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2012, 2011 and 2010, include allocated costs of $14 million, $13 million and $13 million, respectively, associated with employee stock options and $39 million, $39 million, and $44 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Effective December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans.  The new accounting method changes the calculation of market related value of pension plan assets used to determine net periodic benefit cost but has no impact on the funded status of the plans.  The Company previously calculated market related value for pensions by recognizing changes in fair value of plan assets over a period of five years on all classes of assets (U.S Equities, International Equities, Fixed Maturities (including short term investments) Real Estate and Other).  As a result of the change in accounting method the Company will no longer recognize changes in fair value of fixed maturity assets over a period of five years.  Instead, changes in fair value for fixed maturity assets, including short term investments, will be recognized immediately for purposes of the market-related value.  However, the Company will continue to recognize changes in fair value of all other classes of its plan assets including U.S. Equities, International Equities, Real Estate and Other Assets over a five year period.

The Company’s investment philosophy for pension plan assets uses a cash flow matching approach relative to the pension plan’s Projected Benefit Obligation (“PBO”).  Under the matching approach cash flows from fixed maturity investments (including short term investments) are expected to match cash flows used to pay the plans’ benefits, in both amount and timing.  Immediately recognizing changes in fair value for fixed maturity investments better aligns the value of these assets for purpose of calculating net periodic benefit cost under the new accounting method with this investment philosophy as well as with the recognition of changes in the PBO in the calculation of net periodic benefit cost.

The Company views the periodic benefit cost determined under the new method of accounting as providing improved transparency and better reflecting the ongoing economics of the plans, which is why the Company considers it a preferable method of calculating net periodic benefit cost.  All of the other asset classes of plan assets including US Equities, International Equities, Real Estate and Other Assets will continue to be recognized over five years to reduce the volatility in the unrecognized gains and losses of these investments.  See Note 2, Significant Accounting Policies and Pronouncements, for the impact of the change on amounts previously reported for 2011 and 2010.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2012 and 2011, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(9,236)	(8,230)	$(2,260)	(2,116)
Acquisition/divestiture		8	-	3
Service cost	(157)	(137)	(13)	(10)
Interest cost	(443)	(454)	(100)	(109)
Plan participants’ contributions	-	-	(27)	(26)
Medicare Part D subsidy receipts	-	-	(17)	(11)
Early retirement reinsurance program receipts	-	-	-	(14)
Amendments	53	-	-	-
Annuity purchase	1	-	-	-
Actuarial gains/(losses), net	(1,039)	(976)	(127)	(181)
Settlements	-	-	-	-
Curtailments	-	22	-	-
Special termination benefits	(2)	(3)	-	-
Benefits paid	536	534	199	210
Foreign currency changes and other	(9)	-	(2)	(6)
Benefit obligation at end of period	$(10,296)	$(9,236)	$(2,347)	$(2,260)

Change in plan assets
Fair value of plan assets at beginning of period	$11,717	$10,508	$1,344	$1,495
Actual return on plan assets	1,089	1,620	141	5
Annuity purchase	(1)	-	-	-
Employer contributions	71	126	16	14
Plan participants’ contributions	-	-	27	26
Early retirement reinsurance program receipts	-	-	-	14
Disbursement for settlements	-	-	-	-
Benefits paid	(536)	(534)	(199)	(210)
Foreign currency changes and other	12	(3)	-	-
Fair value of plan assets at end of period	$12,352	$11,717	$1,329	$1,344

Funded status at end of period	$2,056	$2,481	$(1,018)	$(916)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,130	$3,389	$-	$-
Accrued benefit liability	(1,074)	(908)	(1,018)	(916)
Net amount recognized	$2,056	$2,481	$(1,018)	$(916)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$-	$-
Prior service cost	(16)	59	(30)	(42)
Net actuarial loss	2,244	1,255	877	852
Net amount not recognized	$2,228	$1,314	$847	$810

Accumulated benefit obligation	$(9,800)	$(8,778)	$(2,347)	$(2,260)
In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($971 million and $813 million benefit obligation at December 31, 2012 and 2011, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans.  As of December 31, 2012 and 2011, the assets in these trusts had a carrying value of $445 million and $404 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($80 million and $78 million benefit obligation at December 31, 2012 and 2011, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2012 and 2011, the assets in the trust had a carrying value of $135 million and $134 million, respectively.

Pension benefits for foreign plans comprised 2% and 2% of the ending benefit obligation for 2012 and 2011. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2012 and 2011. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2012	2011

	(in millions)

Projected benefit obligation	$1,074	$908
Fair value of plan assets	-	-

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2012	2011

	(in millions)

Accumulated benefit obligation	$921	$759
Fair value of plan assets	-	-

In 2012 the pension plans purchased annuity contracts from Prudential Insurance for $1 million.  There were no purchases of annuity contracts in 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $18 million as of December 31, 2012 and 2011, respectively.

There were pension plan amendments in 2012.  In 2012 the benefit obligation for pension benefits decreased $53 million to reduce future pension benefits associated with the cash balance feature of certain plans.  There were no pension plan amendments in 2010.  There were no postretirement plan amendments in 2012 and 2011.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010

	(in millions)

Service cost	$157	$137	$133	$13	$10	$10
Interest cost	443	454	450	100	109	113
Expected return on plan assets (2)	(806)	(754)	(752)	(88)	(98)	(107)
Amortization of transition obligation	-	-	-	-	1	1
Amortization of prior service cost	22	23	23	(12)	(12)	(12)
Amortization of actuarial (gain) loss, net (2)	30	26	26	55	36	39
Settlements	-	-	-	-	-	-
Curtailments	-	(18)	-	-	-	-
Special termination benefits	2	3	-	-	-	-
Net periodic (benefit) cost (1)	$(152)	$(129)	$(120)	$68	$46	$44

(1)	Includes net periodic (benefit) cost for pensions of $0 million, ($18) million and $1 million for 2012, 2011 and 2010, respectively, that have been classified as discontinued operations.

(2)	2011 and 2010 have been restated to reflect the change in the calculation of market related value as described above.

(3)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2009	$-	$105	$1,896	$1	$(65)	$660
Amortization for the period	-	(23)	(26)	(1)	12	(39)
Deferrals for the period	-	-	(413)	-	-	(5)
Impact of foreign currency changes and other	-	(1)	(7)	1	(1)	1
Balance, December 31, 2010	-	81	1,450	1	(54)	617
Amortization for the period	-	(23)	(26)	(1)	12	(36)
Deferrals for the period	-	-	110	-	-	274
Impact of foreign currency changes and other	-	1	(13)	-	-	(3)
Balance, December 31, 2011	$-	$59	$1,521	$-	$(42)	$852
Amortization for the period	-	(22)	(30)	-	12	(54)
Deferrals for the period	-	(53)	756	-	-	74
Impact of foreign currency changes and other	-	-	(3)	-	-	5
Balance, December 31, 2012	$-	$(16)	$2,244	$-	$(30)	$877

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2013 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$-	$-
Amortization of prior service cost	(3)	(12)
Amortization of actuarial (gain) loss, net	75	55
Total	$72	$43

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010

Weighted-average assumptions

Discount rate (beginning of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Discount rate (end of period)	4.05%	4.85%	5.60%	3.85%	4.60%	5.35%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.75%	7.00%	7.50%	7.00%	7.50%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2012, 2011 and 2010, the ultimate health care cost trend rate after
gradual decrease until: 2017, 2017, 2015 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2012, 2011 and 2010, the ultimate health care cost trend rate
after gradual decrease until: 2019, 2017, 2017 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2012 and December 31, 2011 is based upon the value of a  portfolio of Aa investments whose cash flows would be available to pay the benefit obligation's cash flows when due.  The portfolio is selected from a compilation of approximately 670 Aa-rated bonds across the full range of maturities.  Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated.  This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2012 and December 31, 2011.  A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation.  The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2012 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2012. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2013.  The expected rate of return for 2013 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	175

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	139

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments.  The cash requirements for a pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio.  The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2012 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	4%	18%	44%	58%
International Equities	4%	19%	1%	9%
Fixed Maturities	54%	72%	1%	45%
Short-term Investments	0%	14%	0%	50%
Real Estate	2%	11%	0%	0%
Other	0%	13%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2012 and December 31, 2011 for either the pension or postretirement plans. Pension plan assets of $9,239 million and $8,262 million are included in the Company’s separate account assets and liabilities as of December 31, 2012 and December 31, 2011, respectively.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$1,143	$-	$1,143
Common/collective trusts (1)	-	82	-	82
Sub-total				1,225

International Equities:
Pooled separate accounts (2)	-	278	-	278
Common/collective trusts (3)	-	102	-	102

United Kingdom insurance pooled funds (4)	-	69	-	69
Sub-total				449

Fixed Maturities:
Pooled separate accounts (5)	-	1,077	32	1,109
Common/collective trusts (6)	-	264	-	264
U.S. government securities (federal):
Mortgage backed	-	3	-	3
Other U.S. government securities	-	1,154	-	1,154
U.S. government securities (state & other)	-	747	-	747
Non-U.S. government securities	-	5	-	5
United Kingdom insurance pooled funds (7)	-	221	-	221
Corporate Debt:
Corporate bonds (8)	-	3,882	12	3,894
Asset backed	-	17	-	17
Collateralized Mortgage Obligations (CMO) (9)	-	293	-	293
Interest rate swaps (Notional amount: $978)	-	(4)	-	(4)
Other (10)	735	(4)	58	789
Unrealized gain (loss) on investment of securities lending
collateral (11)	-	(44)	-	(44)
Sub-total				8,448

Short-term Investments:
Pooled separate accounts	-	418	-	418
United Kingdom insurance pooled funds	-	-	-	-
Sub-total				418

Real Estate:
Pooled separate accounts (12)	-	-	322	322
Partnerships	-	-	185	185
Sub-total				507

Other:
Partnerships	-	-	598	598
Hedge funds	-	-	707	707
Sub-total				1,305
Total	$735	$9,703	$1,914	$12,352

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$900	$-	$900
Common/collective trusts (1)	-	54	-	54
Sub-total				954

International Equities:

Pooled separate accounts (2)	-	33	-	33
Common/collective trusts (3)	-	163	-	163
United Kingdom insurance pooled funds (4)	-	68	-	68
Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	-	1,006	20	1,026
Common/collective trusts (6)	-	313	-	313
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	2,031	-	2,031
U.S. government securities (state & other)	-	653	-	653
Non-U.S. government securities	-	17	-	17
United Kingdom insurance pooled funds (7)	-	176	-	176
Corporate Debt:
Corporate bonds (8)	-	3,712	12	3,724
Asset backed	-	17	-	17
Collateralized Mortgage Obligations (CMO) (9)	-	639	-	639
Interest rate swaps (Notional amount: $559)	-	(21)	-	(21)
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending
collateral (13)	-	(141)	-	(141)
Sub-total				8,548

Short-term Investments:
Pooled separate accounts	-	292	-	292
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				298

Real Estate:
Pooled separate accounts (12)	-	-	318	318
Partnerships	-	-	105	105
Sub-total				423

Other:
Partnerships	-	-	552	552
Hedge funds	-	-	678	678
Sub-total				1,230
Total	$46	$9,924	$1,747	$11,717

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.

(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $682 million and the liability for securities lending collateral is $726 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)
The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2012
		Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts
	(in millions)
Fair Value, beginning of period	$20	$12	$62	$318
Actual Return on Assets:
Relating to assets still held at the reporting date	2	(1)	-	40
Relating to assets sold during the period	-	-	-	(1)
Purchases, sales and settlements	10	-	(4)	(35)
Transfers in and /or out of Level 3	-	1	-	-
Fair Value, end of period	$32	$12	$58	$322

		Year Ended December 31, 2012
		Real Estate -	Other -	Other - Hedge
		Partnerships	Partnerships	Fund
		(in millions)
Fair Value, beginning of period		$105	$552	$678
Actual Return on Assets:
Relating to assets still held at the reporting date		5	32	57
Relating to assets sold during the period		-	-	-
Purchases, sales and settlements		75	14	(28)
Transfers in and /or out of Level 3		-	-	-
Fair Value, end of period		$185	$598	$707

	Year Ended December 31, 2011
		Fixed
	Fixed	Maturities -
	Maturities -	Corporate		Real Estate -
	Pooled	Debt -	Fixed	Pooled
	Separate	Corporate	Maturities -	Separate
	Accounts	Bonds	Other	Accounts
	(in millions)
Fair Value, beginning of period	$-	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	39
Relating to assets sold during the period	-	-	-	16

Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	-	3	-	-
Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011
		Other -
	Real Estate -	Structured	Other -	Other - Hedge
	Partnerships	Debt	Partnerships	Fund
	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	22	(20)
Relating to assets sold during the period	-	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	-	-	-	-
Fair Value, end of period	$105	$-	$552	$678

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	493	-	493
Common trusts (2)	-	100	-	100
Equities	104	-	-	104
Sub-total				697

International Equities:
Variable Life Insurance Policies (3)	-	52	-	52
Common trusts (4)	-	18	-	18
Sub-total				70

Fixed Maturities:
Common trusts (5)	-	29	-	29
U.S. government securities (federal):
Mortgage Backed	-	12	-	12
Other U.S. government securities	-	138	-	138
U.S. government securities (state & other)	-	3	-	3
Non-U.S. government securities	-	8	-	8
Corporate Debt:
Corporate bonds (6)	-	195	2	197
Asset Backed	-	57	-	57
Collateralized Mortgage Obligations (CMO) (7)	-	70	-	70
Interest rate swaps (Notional amount: $681)	-	(8)	-	(8)
Other (8)	47	-	(4)	43
Unrealized gain (loss) on investment of securities lending

collateral (9)	-	-	-	-
Sub-total				549

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	12	-	-	12
Sub-total				13
Total	$163	$1,168	$(2)	$1,329

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	439	-	439
Common trusts (2)	-	85	-	85
Equities	96	-	-	96
Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	-	44	-	44
Common trusts (4)	-	15	-	15
Sub-total				59

Fixed Maturities:
Common trusts (5)	-	27	-	27
U.S. government securities (federal):
Mortgage Backed	-	12	-	12
Other U.S. government securities	-	101	-	101
U.S. government securities (state & other)	-	3	-	3
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	284	2	286
Asset Backed	-	62	-	62
Collateralized Mortgage Obligations (CMO) (7)	-	144	-	144
Interest rate swaps (Notional amount: $560)	-	(4)	-	(4)
Other (8)	8	-	2	10
Unrealized gain (loss) on investment of securities lending
collateral (10)	-	-	-	-
Sub-total				644

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	20	-	-	20
Sub-total				21

Total	$124	$1,216	$4	$1,344

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)
In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $44 million and the liability for securities lending collateral is $44 million.

(10)
In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $78 million and the liability for securities lending collateral is $78 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2012
	Fixed
	Maturities -
	Corporate
	Debt -	Fixed
	Corporate	Maturities -
	Bonds	Other
	(in millions)
Fair Value, beginning of period	$2	$2
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-
Relating to assets sold during the period	-	-
Purchases, sales and settlements	-	(6)
Transfers in and /or out of Level 3	-	-
Fair Value, end of period	$2	$(4)

	Year Ended December 31, 2011
	Fixed
	Maturities -
	Corporate
	Debt -	Fixed
	Corporate	Maturities -
	Bonds	Other
	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-
Relating to assets sold during the period	-	-
Purchases, sales and settlements	-	(2)
Transfers in and /or out of Level 3	-	-
Fair Value, end of period	$2	$2

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2012	2011	2012	2011

Asset Category
U.S. Equities	10%	8%	52%	46%
International Equities	4	2	5	4
Fixed Maturities	68	73	40	48
Short-term Investments	3	2	3	2
Real Estate	4	4	-	-
Other	11	11	-	-
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2013	$534	$194	$18
2014	543	194	19
2015	551	192	20
2016	561	191	20
2017	577	188	21
2018-2022	3,077	901	106
Total	$5,843	$1,860	$204

The Company anticipates that it will make cash contributions in 2013 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2012 and 2011 was $41 million and $34 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $54 million and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively.

18.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2012	2011	2010

	(in millions)
Current tax expense (benefit)
U.S.	$598	$255	$(269)
State and local	13	(1)	(4)
Foreign	11	12	6
Total	622	266	(267)
Deferred tax expense (benefit)
U.S.	(553)	169	1,059
State and local	-	1	(2)
Foreign	3	5	-
Total	(550)	175	1,057
Total income tax expense (benefit) on continuing operations before equity in earnings of operating
joint ventures	$72	$441	$790
Income tax expense on equity in earnings of operating joint ventures	22	84	25
Income tax expense (benefit) on discontinued operations	(1)	6	11
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	260	823	875
Additional paid-in capital	(19)	-	-
Stock-based compensation programs	(22)	(11)	1
Total income taxes	$312	$1,343	$1,702

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2012	2011	2010

	(in millions)
Expected federal income tax expense (benefit)	$358	$408	$939
Low income housing and other tax credits	(66)	(72)	(72)
Non-taxable investment income	(228)	(191)	(157)
Uncertain tax positions and interest	-	46	(9)
Non-deductible goodwill impairment	-	241	-
Change in tax rate	-	-	93
Other	8	9	(4)
Total income tax expense (benefit) on continuing operations before equity in earnings of
operating joint ventures	$72	$441	$790

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2012	2011

	(in millions)
Deferred tax assets
Policyholders' dividends	$2,448	$1,817
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	2	357
Employee benefits	22	-
Insurance reserves	3,057	1,262
Deferred tax assets before valuation allowance	5,533	3,440
Valuation allowance	(9)	(9)
Deferred tax assets after valuation allowance	5,524	3,431
Deferred tax liabilities
Net unrealized investment gains	5,086	3,965
Employee benefits	-	205
Investments	1,662	1,178
Deferred policy acquisition costs	1,700	1,405
Other	328	200
Deferred tax liabilities	8,776	6,953
Net deferred tax liability	$(3,252)	$(3,522)

The application of  U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

2012	2011

(in millions)

Valuation allowance related to state and local deferred tax assets	$-	$-
Valuation allowance related to foreign operations deferred tax assets	$9	$9

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

2012	2011

(in millions)

Federal net operating and capital loss carryforwards (1)	$8	$8
State net operating and capital loss carryforwards (2)	$5	$5

[Missing Graphic Reference]

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.   During 2012, 2011, and 2010 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2012	2011	2010

	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$57	$40	$205

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	2012	2011	2010

	(in millions)
Balance at January 1,	$69	$161	$119
Increases in unrecognized tax benefits	2	53	42
(Decreases) in unrecognized tax benefits	(1)	(2)	-
Settlements with taxing authorities	(60)	(143)	-
Balance at December 31,	$10	$69	$161
Unrecognized tax benefits that, if recognized, would favorably impact the
effective rate	$10	$9	$11

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2012	2011	2010

	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$-	$-	$18
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$-	$-	$-

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transaction was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transaction for 2004 through 2006 marked the conclusion of the IRS audits for those years.  As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.  As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming  that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010,  (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the

“Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits and certain due from/to parent and affiliates.

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$11,352	$-	$-	$11,352
Obligations of U.S. states and their political subdivisions	-	2,731	-	-	2,731
Foreign government bonds	-	1,987	-	-	1,987
Corporate securities	-	112,827	844	-	113,671
Asset-backed securities	-	7,373	2,971	-	10,344
Commercial mortgage-backed securities	-	10,867	-	-	10,867
Residential mortgage-backed securities	-	6,812	11	-	6,823

Subtotal	-	153,949	3,826	-	157,775
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	151	-	-	151
Obligations of U.S. states and their political subdivisions	-	259	-	-	259
Foreign government bonds	-	126	-	-	126
Corporate securities	-	12,091	93	-	12,184
Asset-backed securities	-	779	381	-	1,160
Commercial mortgage-backed securities	-	2,269	1	-	2,270
Residential mortgage-backed securities	-	2,024	2	-	2,026
Equity securities	26	-	205	-	231
All other(3)	663	13,862	19	(10,363)	4,181
Subtotal	689	31,561	701	(10,363)	22,588
Equity securities, available-for-sale	3,336	1,966	44	-	5,346
Commercial mortgage and other loans	-	-	-	-	-
Other long-term investments	2	34	507	-	543
Short-term investments	2,282	1,298	-	-	3,580
Cash equivalents	392	2,463	-	-	2,855
Other assets	78	234	-	-	312
Due from parent and affiliates	-	863	1,646	-	2,509
Subtotal excluding separate account assets	6,779	192,368	6,724	(10,363)	195,508
Separate account assets(4)	37,684	148,770	21,100	-	207,554
Total assets	$44,463	$341,138	$27,824	$(10,363)	$403,062

Future policy benefits	-	-	1,552	-	1,552
Other liabilities	-	8,121	-	(8,031)	90
Due to parent and affiliates	-	2,629	19	-	2,648
Total liabilities	$-	$10,750	$1,571	$(8,031)	$4,290
	As of December 31, 2011(5)
	Level 1	Level 2	Level 3	Netting(1)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$10,233	$66	$-	$10,299
Obligations of U.S. states and their political subdivisions	-	2,411	-	-	2,411
Foreign government bonds	-	2,071	25	-	2,096
Corporate securities	6	81,471	803	-	82,280
Asset-backed securities	-	7,672	1,657	-	9,329
Commercial mortgage-backed securities	-	10,530	12	-	10,542
Residential mortgage-backed securities	-	6,054	16	-	6,070
Subtotal	6	120,442	2,579	-	123,027
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	79	9	-	88
Obligations of U.S. states and their political subdivisions	-	284	-	-	284
Foreign government bonds	-	106	-	-	106

Corporate securities	-	10,916	109	-	11,025
Asset-backed securities	-	1,280	359	-	1,639
Commercial mortgage-backed securities	-	2,277	21	-	2,298
Residential mortgage-backed securities	-	1,843	2	-	1,845
Equity securities	6	-	217	-	223
All other(3)	684	15,747	87	(11,222)	5,296
Subtotal	690	32,532	804	(11,222)	22,804
Equity securities, available for sale	3,108	1,743	66	-	4,917
Commercial mortgage and other loans	-	-	(1)	-	(1)
Other long-term investments	5	28	371	-	404
Short-term investments	4,548	730	-	-	5,278
Cash equivalents	368	3,656	-	-	4,024
Other assets	3	86	-	-	89
Due from parent and affiliates	-	-	2,737	-	2,737
Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets(4)	38,161	117,246	19,333	-	174,740
Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019

Future policy benefits	-	-	1,091	-	1,091
Other liabilities	-	7,231	3	(7,854)	(620)
Due to parent and affiliates	-	7,598	83	-	7,681
Total liabilities	$-	$14,829	$1,177	$(7,854)	$8,152

(1)
 “Netting” amounts represent cash collateral of $2,332 million and $3,368 million as of December 31, 2012 and December 31, 2011, respectively, and the impact of offsetting asset and liability positions held with the same counterparty.

(2)	Includes Trading Account Assets Supporting Insurance Liabilities and Other Trading Account Assets.

(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(5)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that pay a stated coupon and  a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets—Trading account assets consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore  are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments, other than derivatives, consist of fund investments, where the fair value option has been elected, is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

 Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g., interest rates, equity indices, dividend yields, etc.) from less actively traded markets (e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on  market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates —Due to\from parent and affiliates consist primarily of reinsurance recoverable, notes receivable and derivative activity. The fair values of notes receivable and derivative are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits—The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable  annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates.  Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for the respective  day. As a result of this type of adjustment, net transfers of $2.9 billion were moved from Level 1 to Level 2 for the year ended December 31, 2012 and net transfers of $3.4 billion were moved from Level 2 to Level 1 for the year ended December 31, 2010.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2012
	Internal (1)	External (2)	Total

	(in millions)

U.S. Treasury securities and obligations of U.S. government
Corporate securities	665	272	937
Asset-backed securities	180	3,172	3,352
Commercial mortgage-backed securities	1	-	1
Residential mortgage-backed securities	3	10	13
Equity securities	43	206	249
Other long-term investments	(2)	509	507
Due from parent and affiliates	1,558	88	1,646
Subtotal excluding separate account assets (3)	2,448	4,257	6,705
Separate account assets	20,422	678	21,100

Total assets	$22,870	$4,935	$27,805

Future policy benefits	$1,552	$-	$1,552
Due to parent and affiliates	19	-	19
Total liabilities	$1,571	$-	$1,571

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

As of December 31, 2012
Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)

(in millions)

Assets:
Corporate securities	$665	Discounted cash flow	Discount rate	2.9% - 17.5% (11.72%)	Decrease
		Cap at call price	Call price	100% - 101% (100.26%)	Increase
		Liquidation	Liquidation value	49% - 84% (81.67%)	Increase
Asset-backed securities	$180	Discounted cash flow	Prepayment rate (2)	14.48% - 14.52% (14.50%)	Increase
			Default rate (2)	2.48% - 2.52% (2.50%)	Decrease
			Loss severity (2)	35.0% - 35.0% (35.0%)	Decrease
			Liquidity premium	1.0% - 2.50% (1.83%)	Decrease
			Average life (years)	0 years - 15 years (6.45 years)	Increase
			Comparable spreads	0.1% - 0.4% (0.32%)	Decrease
			Comparable security yields	0.4% - 8.2% (6.97%)	Decrease
Due from parent and
affiliates	$1,558	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy benefits	$1,552	Discounted cash flow	Lapse rate (3)	0% - 14%	Decrease
			NPR spread (4)	0.20% - 1.60%	Decrease
			Utilization rate (5)	70% - 94%	Increase
			Withdrawal rate (6)	85% - 100%	Increase
			Mortality rate (7)	0% - 13%	Decrease
			Equity volatility curve	19% - 34%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)
In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(3)
Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.  In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company’s insurance subsidiaries as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by the credit spreads associated with funding agreements issued by these subsidiaries, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $19,518 million of investments in real estate as of December 31, 2012 that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 4.75% to 10.5% (6.49% weighted average) and discount rates, which range from 6.25% to 15.0% (7.92% weighted average). Key unobservable inputs to real estate debt valuation include yield to maturity, which ranges from 3.59% to 7.62% (4.74% weighted average) and market spread over base rate, which ranges from 1.67% to 4.48% (3.22% weighted average).

Commercial Mortgage Loans—Separate account assets include $833 million of commercial mortgage loans as of December 31, 2012 that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which range from 1.65% to 4.15% (1.87% weighted average). In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.  The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions  are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

Year Ended December 31, 2012
Fixed Maturities Available-For-Sale

	U.S. Government	U.S. States	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period	$66	$-	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(34)	12	-	-
Included in other comprehensive income (loss)	-	-	-	48	75	1	-
Net investment income	-	-	-	5	28	-	1
Purchases	-	10	-	316	2,523	43	-
Sales	-	-	-	(161)	(413)	-	-
Issuances	-	-	-	-	-	-	-
Settlements	(2)	-	-	(254)	(470)	(3)	(6)
Other(1)	(64)	-	(8)	72	-	-	-
Transfers into Level 3(2)	-	-	7	217	60	37	-
Transfers out of Level 3(2)	-	(10)	(24)	(168)	(501)	(90)	-
Fair Value, end of period	$-	$-	$-	$844	$2,971	$-	$11

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$-

	Year Ended December 31, 2012
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-	(51)
Other income	-	(7)	12	1	-	14	2
Net investment income	-	-	5	-	-	-	-
Purchases	-	16	183	16	2	19	-
Sales	-	(8)	(7)	-	(2)	(30)	-
Issuances	-	-	-	-	-	-	-
Settlements	(2)	(25)	(109)	(1)	-	(14)	(19)
Other(1)	(7)	7	-	-	-	-	-
Transfers into Level 3(2)	-	5	3	80	-	-	-
Transfers out of Level 3(2)	-	(4)	(65)	(116)	-	(1)	-
Fair Value, end of period	$-	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$(7)
Other income	$-	$-	$2	$-	$-	$3	$1

				Year Ended December 31, 2012

	Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

	(in millions)
Fair Value, beginning of period	$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(5)	1	6	(18)
Other income	-	-	44	-
Included in other comprehensive income (loss)	8	-	-	23
Net investment income	-	-	-	30
Purchases	64	-	173	161
Sales	(2)	-	-	(72)
Issuances	-	-	-	422
Settlements	-	-	(87)	(378)
Transfers into Level 3(2)	5	-	-	-
Transfers out of Level 3(2)	(92)	-	-	(1,259)
Fair Value, end of period	$44	$-	$507	$1,646

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(289)
Other income	$-	$-	$10	$-

	Year Ended December 31, 2012
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(8)	(22)	68
Other income	-	-	-	(2)
Interest credited to policyholders' account balances	1,929	-	-	-
Purchases	4,221	-	-	-
Sales	(1,692)	-	-	-
Issuances	-	(453)	-	-
Settlements	(2,272)	-	25	(2)
Transfers into Level 3(2)	326	-	-	-
Transfers out of Level 3(2)	(745)	-	-	-
Fair Value, end of period	$21,100	$(1,552)	$-	$(19)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$313	$-	$7
Interest credited to policyholders' account	$156	$-	$-	$-

Year Ended December 31, 2011

		Fixed Maturities Available-For-Sale

		U.S. Government	Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period		$-	$27	$991	$1,507	$-	$23
Total gains (losses) (realized/unrealized):
Included in earnings:
	Realized investment gains (losses), net	-	-	(24)	20	-	-
Included in other comprehensive income (loss)		-	1	(56)	(9)	-	(1)
Net investment income		-	-	5	27	-	-
Purchases		66	1	526	1,418	5	1
Sales		-	(1)	(104)	(502)	-	(1)
Issuances		-	-	9	-	-	-
Settlements		-	-	(342)	(206)	-	(5)
Other(1)		-	-	(3)	1	-	(1)
Transfers into Level 3(2)		-	-	281	13	12	-
Transfers out of Level 3(2)		-	(3)	(480)	(612)	(5)	-
Fair Value, end of period		$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for assets still held (3):
Included in earnings:
	Realized investment gains (losses), net	$-	$-	$(38)	$(1)	$-	$-

	Year Ended December 31, 2011
	Trading Account Assets

	U.S Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

		(in millions)
Fair Value, beginning of period	$-	$82	$237	$5	$18	$8	$129
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-	(14)
Other income	-	6	(2)	-	-	(28)	2
Net investment income	-	-	3	-	-	-	-
Purchases	9	72	305	10	-	37	-
Sales	-	(12)	(23)	-	-	(77)	-
Issuances	-	1	-	-	-	-	-
Settlements	-	(39)	(97)	(3)	(1)	(30)	(35)
Other(1)	-	-	15	-	(15)	240	-
Transfers into Level 3(2)	-	43	-	19	-	67	5
Transfers out of Level 3(2)	-	(44)	(79)	(10)	-	-	-
Fair Value, end of period	$9	$109	$359	$21	$2	$217	$87

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$(14)
Other income	$-	$4	$(1)	$-	$-	$(8)	$2

	Year Ended December 31, 2011
	Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

	(in millions)
Fair Value, beginning of period	$69	$(6)	$251	$1,919
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	5	6	959
Other income	-	-	(5)	-
Included in other comprehensive income (loss)	20	-	-	(54)
Net investment income	-	-	-	46
Purchases	49	-	145	691
Sales	(47)	-	-	-
Issuances	-	-	-	-
Settlements	(8)	-	(26)	(501)
Other(1)	(240)	-	-	(365)
Transfers into Level 3(2)	240	-	-	42
Transfers out of Level 3(2)	(2)	-	-	-
Fair Value, end of period	$66	$(1)	$371	$2,737

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$(22)	$5	$2	$999
Other income	$-	$-	$(5)	$-

	Year Ended December 31, 2011
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$15,771	$348	$(3)	$(126)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(1,154)	(17)	36
Other income	-	-	-	(2)
Interest credited to policyholders' account balances	2,850	-	-	-
Net investment income	20	-	-	-
Purchases	3,097	(284)	-	-
Sales	(1,454)	-	-	-
Issuances	3	-	-	-
Settlements	(1,156)	(1)	17	14
Transfers into Level 3(2)	864	-	-	(5)
Transfers out of Level 3(2)	(662)	-	-	-
Fair Value, end of period	$19,333	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(1,160)	$(17)	$36

Other income	$-	$-	$-	$(2)
Interest credited to policyholders' account	$1,825	$-	$-	$-

		Year Ended December 31, 2010
		Fixed Maturities Available-For-Sale

		Foreign Government	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed
	(in millions)
Fair Value, beginning of period		$42	$752	$6,085	$-	$83
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		-	(28)	(47)	-	-
Included in other comprehensive income (loss)		-	94	109	1	-
Net investment income		-	8	(19)	-	1
Purchases, sales, issuances and settlements		-	(183)	339	19	(6)
Other(1)		-	10	-	48	(48)
Transfers into Level 3(2)		-	455	129	8	2
Transfers out of Level 3(2)		(15)	(117)	(5,089)	(76)	(9)
Fair Value, end of period		$27	$991	$1,507	$-	$23

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net		$-	$(30)	$(66)	$-	$-

	Year Ended December 31, 2010
	Trading Account Assets

	Corporate	Asset-Backed	Commercial Mortgage-Backed	Residential Mortgage-Backed	Equity	All Other Activity

	(in millions)
Fair Value, beginning of period	$83	$323	$5	$20	$5	$290
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	(66)
Other income	(1)	4	3	1	4	3
Net investment income	1	1	-	-	-	-
Purchases, sales, issuances and settlements	(36)	136	(2)	(3)	(1)	(98)
Transfers into Level 3(2)	72	24	31	-	-	-
Transfers out of Level 3(2)	(37)	(251)	(32)	-	-	-
Fair Value, end of period	$82	$237	$5	$18	$8	$129

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$(65)
Other income	$3	$1	$5	$1	$3	$3

			Year Ended December 31, 2010

	Equity Securities Available-For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates

	(in millions)
Fair Value, beginning of period	$124	$(10)	$-	$3,372
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	51	4	(9)	(477)
Other income	-	-	18	-
Included in other comprehensive income (loss)	(39)	-	-	37
Net investment income	-	-	-	45
Purchases, sales, issuances and settlements	(69)	-	242	(1,468)
Transfers into Level 3(2)	3	-	-	410
Transfers out of Level 3(2)	(1)	-	-	-
Fair Value, end of period	$69	$(6)	$251	$1,919

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$(2)	$4	$(9)	$(476)
Other income	$-	$-	$18	$-

	Year Ended December 31, 2010
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$13,047	$(58)	$(10)	$(288)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	520	4	68
Other income	-	-	-	(3)
Interest credited to policyholders' account balances	2,125	-	-	-
Purchases, sales, issuances and settlements	839	(114)	3	97
Transfers into Level 3(2)	171	-	-	-
Transfers out of Level 3(2)	(411)	-	-	-
Fair Value, end of period	$15,771	$348	$(3)	$(126)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$474	$4	$68
Other income	$-	$-	$-	$(3)
Interest credited to policyholders' account	$1,077	$-	$-	$-

(1)	Other represents the impact of consolidation or deconsolidation of funds and reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized.  Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.   Significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2012, the majority of the Equity Securities Available-for-Sale transfers out of Level 3 were due to the determination that the pricing inputs for certain equity securities did not have a material liquidity discount and therefore, should be classified as Level 1, not Level 3.

For the year ended December 31, 2011, the majority of the Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2012
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate	$11	$15,794	$5	$		$15,810
Currency	-	1,299	-			1,299
Credit	-	27	-			27
Currency/Interest Rate	-	450	-			450
Equity	-	671	19			690
Netting (1)					(14,980)	(14,980)
Total derivative assets	$11	$18,241	$24		$(14,980)	$3,296
Derivative liabilities:
Interest Rate	$11	$12,826	$2	$		$12,839
Currency	-	1,282	-			1,282
Credit	-	66	-			66
Currency/Interest Rate	-	571	-			571
Equity	-	627	19			646
Netting (1)					(12,654)	(12,654)
Total derivative liabilities	$11	$15,372	$21		$(12,654)	$2,750

	As of December 31, 2011
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in millions)
Derivative assets:
Interest Rate	$10	$16,114	$8	$		$16,132
Currency	-	684	-			684
Credit	-	64	1			65
Currency/Interest Rate	-	562	-			562
Equity	-	543	83			626
Netting (1)					(13,252)	(13,252)
Total derivative assets	$10	$17,967	$92		$(13,252)	$4,817
Derivative liabilities:
Interest Rate	$9	$14,426	$6	$		$14,441
Currency	-	667	-			667
Credit	-	88	-			88
Currency/Interest Rate	-	826	-			826
Equity	-	492	83			575
Netting (1)					(9,530)	(9,530)
Total derivative liabilities	$9	$16,499	$89		$(9,530)	$7,067

(1) “Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2012 and 2011, as well as the portion of gains or losses included in income for the years ended  December 31, 2012 and 2011, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2012.

	Year Ended December 31, 2012
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$83	$(83)	$1	$(1)	$8	$(6)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(70)	70	(1)	1	(3)	4
Asset management fees and other income	-	-	-	-	-	-
Purchases	6	(6)	-	-	-	-
Transfers into Level 3(1)	-	-	-	-	-	-
Transfers out of Level 3(1)	-	-	-	-	-	-
Fair Value, end of period	$19	$(19)	$-	$-	$5	$(2)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(70)	$70	$(1)	$1	$(3)	$4
Asset management fees and other income	$-	$-	$-	$-	$-	$-

	Year Ended December 31, 2011
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$-	$-	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	-	5	6
Asset management fees and other income	-	-	-	-	-	-
Settlements	(14)	14	-	-	-	-
Transfers into Level 3(1)	-	-	-	-	-	-
Transfers out of Level 3(1)	-	-	-	-	-	-
Fair Value, end of period	$83	$(83)	$1	$-	$8	$(6)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$-	$-	$-	$-	$-	$-

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $1 million of net gains being recorded for the year ended December 31, 2012 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2012 was $14 million. Similar nonrecurring fair value adjustments on commercial mortgage loans resulted in net losses of $5 million and $109 million for the years ended December 31, 2011 and 2010, respectively. The adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $46 million were recorded related to the write off of intangible assets. The impairments were primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and are therefore, classified as Level 3 in the hierarchy. Impairments of $4 million, $7 million and $6 million were recorded for the years ended December 31, 2012, 2011 and 2010, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings other long-term investments where the fair value option has been elected.

	2012	2011	2010

	(in millions)
Assets:
Other long-term investments:
Changes in fair value	40	(5)	18

The fair value of other long-term investments were $464 million and $366 million as of December 31, 2012 and 2011, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2012					December 31, 2011
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total

	(in millions)
Assets:
Commercial mortgage and other loans	$-	$-	$33,458	$33,458	$30,738	$30,973	$28,787
Policy loans	-	-	10,834	10,834	8,215	10,987	8,077
Other affiliated notes receivable	-	5,053	116	5,169	4,740	2,985	2,880
Short-term investments	-	26	-	26	26	33	33
Cash and cash equivalents	601	31	-	632	632	405	405
Accrued investment income	-	1,934	-	1,934	1,934	1,635	1,635
Due from parents and affiliates	-	-	6,189	6,189	6,189	4,182	4,182
Other assets	38	922	631	1,591	1,591	1,541	1,541
Total assets	$639	$7,966	$51,228	$59,833	$54,065	$52,741	$47,540

Liabilities:
Policyholders' account balances
-investment contracts	$-	$34,285	$28,832	$63,117	$60,969	$62,748	$60,882
Securities sold under agreements
to repurchase	-	5,680	-	5,680	5,680	6,031	6,031
Cash collateral for loaned securities	-	3,902	-	3,902	3,902	2,847	2,847
Short-term debt	-	707	-	707	700	1,255	1,255
Long-term debt	-	8,032	5,184	13,216	12,011	10,472	10,101
Other liabilities	-	2,867	649	3,516	3,516	2,403	2,403
Due to parents and affiliates	-	-	5,948	5,948	5,948	3,201	3,201
Separate account liabilities
-investment contracts	-	75,494	21,066	96,560	96,560	89,492	89,492
Total liabilities	$-	$130,967	$61,679	$192,646	$189,286	$178,449	$176,212

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.  Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate Japanese government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans use the risk-free proxy based on the yen LIBOR. For group corporate-, bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash & Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities,, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

 Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received/paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

A portion of the senior secured notes issued by Prudential Holdings, LLC (the "IHC debt") is insured by a third-party financial guarantee insurance policy. The effect of the third-party credit enhancement is not included in the fair value measurement of the IHC debt and the methodologies used to determine fair value consider the Company's own non-performance risk.

Other Liabilities

            Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

            Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

             Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables.  Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20.    RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $727 million, $585 million and $519 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. There were no affiliated revenues in “Other income” for 2012, and $ 1 million for each of the years ended 2011 and 2010, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $101 million and 154 million at December 31, 2012 and 2011, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $305 million, $281 million and $262 million as contra-revenue in “Net investment income” and $128 million, $117 million and $110 million in “General and administrative expenses” for the years ended December 31, 2012, 2011 and 2010, respectively. “Due to parent and affiliates” includes $33 million and $42 million at December 31, 2012 and 2011, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2012	2011

			(in millions)

U.S. Dollar floating rate notes(1)	2013 - 2026	0.50% - 2.55%	$171	$139
U.S. Dollar fixed rate notes(2)	2012 - 2042	0.81% - 11.03%	3,881	3,386
Japanese Yen fixed rate notes	2014 - 2021	1.73% - 2.66%	413	292
Total long-term notes receivable - affiliated(3)			4,465	3,817
Short-term notes receivable - affiliated(4)			1,494	914
Total notes receivable - affiliated			$5,959	$4,731

[Missing Graphic Reference]
(1)	Includes current portion of the long-term notes receivable of $8 million at December 31, 2011.
(2)	Includes current portion of the long-term notes receivable of $144 million at December 31, 2012 and $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 0.88% at December 31, 2012 and 1.57% at December 31, 2011. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $40 million and $44 million at December 31, 2012 and 2011, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $259 million, $147 million and $258 million for the years ended December 31, 2012, 2011, and 2010, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $236 million and $205 million, associated with these transactions at December 31, 2012 and 2011, respectively. Revenues related to this lending activity were immaterial for years ended 2012 and 2011, and $1 million for the year ended 2010, and are included in “Net investment income.”

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In April 2012, the Company sold fixed maturity investments to an affiliate for a total of $65 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $13 million between the historic amortized cost and the fair value was recorded by the Company as   gain on the investments.  Fixed maturity investments are categorized in the Company's  consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference of amortized cost and fair value reflected in accumulated other comprehensive income.

In April 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $527 million, the fair value on the date of the transfer plus accrued interest.

In May 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $451 million, the fair value on the date of the transfer plus accrued interest.

In November 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $142 million, the fair value on the date of the transfer plus accrued interest.

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount.  Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company.  The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest.  $6 million of the fixed maturities were classified as trading account assets.  The parent recorded the investments at the historic amortized cost of the Company.  Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income.  Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the fair value of the investments at the date of sale.  The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest.  The affiliate recorded the investments at the historic amortized cost of the Company.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $444 million and $1,934 million at December 31, 2012 and 2011, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,638 million and $6,121 million at December 31, 2012 and 2011, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2012 and was $529 million at December 31, 2011,  In addition, there were no  “Deferred policy acquisition costs” included in affiliated amounts  at December 31, 2012 and $4 million related to these agreements at December 31, 2011. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million, $34 million and $70 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $14 million and $89 million at December 31, 2012 and 2011, respectively. “Net investment income” includes gains of $17 million, $4 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity
Interest Rate Contracts

Interest rate swaps and exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price.  The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.  These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

 Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

 Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

  Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s (or index reference names’) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

 TBAs. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date.  These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Loan Commitments. In its mortgage operations, the Company enters into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments for loans that will be held for sale are recognized as derivatives and recorded at fair value. The determination of the fair value of loan commitments accounted for as derivatives considers various factors including, among others, terms of the related loan, the intended exit strategy for the loans based upon either securitization valuation models or investor purchase commitments, prevailing interest rates, origination income or expense, and the value of service rights. Loan commitments that relate to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and accordingly are not recognized in the Company’s financial statements. See Note 22 for a further discussion of these loan commitments.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element, also referred to as an asset transfer feature, to minimize risks inherent in the Company’s guarantees which reduces the need for derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.  The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty.  This netting impact results in total derivative assets of $3,296 million and $4,816 million as of December 31, 2012 and December 31, 2011, respectively, and total derivative liabilities of $2,750 million and $7,067 million as of December 31, 2012 and December 31, 2011, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2012			December 31, 2011

Primary Underlying/	Notional	Fair Value		Notional	Fair Value
Instrument Type	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in millions)
Derivatives Designated as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$2,874	$26	$(333)	$4,343	$54	$(395)
Currency/Interest Rate
Foreign Currency Swaps	5,068	80	(263)	3,520	154	(156)
Total Qualifying Hedges	$7,942	$106	$(596)	$7,863	$208	$(551)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$55,912	$3,526	$(2,591)	$48,530	$3,816	$(2,491)
Interest Rate Futures	6,749	11	(12)	6,191	10	(9)
Interest Rate Options	-	-	-	377	13	-
Interest Rate Forwards	660	-	-	2,139	6	-
Foreign Currency
Foreign Currency Forwards	1,464	5	(28)	2,768	32	(11)
Currency/Interest Rate
Foreign Currency Swaps	2,856	176	(90)	2,589	220	(93)
Credit

Credit Default Swaps	1,600	6	(45)	1,454	23	(45)
Equity
Equity Options	24,507	86	(33)	8,283	115	(48)
Total Return Swaps	544	1	(8)	372	-	(14)
Synthetic GIC's	65,403	6	-	46,844	5	-
Total Non-Qualifying Hedges	$159,695	$3,817	$(2,807)	$119,547	$4,240	$(2,711)
Total Derivatives (1)	$167,637	$3,923	$(3,403)	$127,410	$4,448	$(3,262)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,646 million as of December 31, 2012 and a net liability of $1,343 million as of December 31, 2011, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2012
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$-	$-	$33	$-
Currency	-	-	-	-	-	-
Total fair value hedges	25	(92)	-	-	33	-

Cash flow hedges
Interest Rate	-	-	-	-	(1)	7
Currency/Interest Rate	-	2	(5)	-	-	(177)
Total cash flow hedges	-	2	(5)	-	(1)	(170)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	72	-	-	-	-	-
Currency	(15)	-	-	-	-	-
Currency/Interest Rate	(20)	-	-	-	-	-
Credit	(48)	-	-	-	-	-
Equity	(127)	-	-	-	-	-
Embedded Derivatives	4	-	-	-	-	-
Total non-qualifying hedges	(134)	-	-	-	-	-
Total	$(109)	$(90)	$(5)	$-	$32	$(170)

	Year Ended December 31, 2011
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$(116)	$(114)	$-	$-	$56	$-
Currency	-	-	-	-	-	-
Total fair value hedges	(116)	(114)	-	-	56	-

Cash flow hedges
Interest Rate	-	-	-	-	(1)	-
Currency/Interest Rate	-	(7)	3	-	-	176
Total cash flow hedges	-	(7)	3	-	(1)	176

Net investment hedges
Currency(2)	-	-	2	-	-	(14)
Currency/Interest Rate	-	-	-	-	-	-
Total net investment hedges	-	-	2	-	-	(14)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	775	-	-	-	-	-
Currency	15	-	-	-	-	-
Currency/Interest Rate	39	-	-	-	-	-
Credit	-	-	-	-	-	-
Equity	(6)	-	-	-	-	-
Embedded Derivatives	(1,177)	-	-	-	-	-
Total non-qualifying hedges	(354)	-	-	-	-	-
Total	$(470)	$(121)	$5	$-	$55	$162

	Year Ended December 31, 2010
					Interest
					Credited	Accumulated
	Realized	Net			To Policyholders'	Other
	Investment	Investment	Other	Interest	Account	Comprehensive
	Gains/(Losses)	Income	Income	Expense	Balances	Income(1)

	(in millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$(114)	$(147)	$-	$-	$68	$-
Currency	-	-	-	-	-	-
Total fair value hedges	(114)	(147)	-	-	68	-

Cash flow hedges

Interest Rate	-	-	-	-	(3)	(3)
Currency/Interest Rate	-	(2)	4	-	-	71
Total cash flow hedges	-	(2)	4	-	(3)	68

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	807	-	-	-	-	-
Currency	51	-	-	-	-	-
Currency/Interest Rate	98	-	-	-	-	-
Credit	(86)	-	-	-	-	-
Equity	(17)	-	-	-	-	-
Embedded Derivatives	585	-	-	-	-	-
Total non-qualifying hedges	1,438	-	-	-	-	-
Total	$1,324	$(149)	$4	$-	$65	$68

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2009	$(242)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6
Balance, December 31, 2010	(174)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19
Balance, December 31, 2011	2
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12
Balance, December 31, 2012	$(168)

Using December 31, 2012 values, it is anticipated that a pre-tax loss of approximately $1 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2013, offset by amounts pertaining to the hedged items. As of December 31, 2012, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2012, $109 million in 2011, and $123 million in 2010.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection, by NAIC rating of the underlying credits as of December 31, 2012 and 2011. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives have maturities of less than 5 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market.

	December 31, 2012
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$5	$-	$-	$-	$5	$-
2	-	-	-	-	-	-
Subtotal	5	-	-	-	5	-
3	-	-	750	2	750	2
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-
Subtotal	-	-	750	2	750	2
Total	$5	$-	$750	$2	$755	$2

	December 31, 2011
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$431	$1	$-	$-	$431	$1
2	-	-	-	-	-	-
Subtotal	431	1	-	-	431	1
3	-	-	-	-	-	-
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-
Subtotal	-	-	-	-	-	-
Total	$431	$1	$-	$-	$431	$1

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2012		December 31, 2011

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
Consumer Non-cyclical	$-	$-	$-	$-
Capital Goods	-	-	-	-
Basic Industry	-	-	-	-
Transportation	-	-	-	-
Consumer Cyclical	-	-	-	-
Energy	-	-	-	-
Communication	5	-	5	-
Finance	-	-	426	1
Other (1)	750	2	-	-
Total Credit Derivatives	$755	$2	$431	$1

(1)	Includes Credit Default Index derivative with various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $314 million and $657 million at December 31, 2012 and 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2012 and 2011, the Company had $845 million and $1.023 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $40 million and a liability of $23 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jefferies on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were gains of $0 million, $63 million and $97 million for the years ended December 31, 2012, 2011 and 2010, respectively.

 Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $5,025 million as of December 31, 2012. In the normal course of business the Company has posted collateral related to these instruments of $4,703 million as of December 31, 2012. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2012, the Company estimates that it would be required to post a maximum of $321 million of additional collateral to its counterparties.

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2012, 2011 and 2010 was $58 million, $63 million and $63 million, respectively.

The following table presents, at December 31, 2012, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2013	80	(5)
2014	73	(5)
2015	44	-
2016	30	-
2017	28	-
2018 and thereafter	49	-

Total	$304	$(10)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the total non-cancelable operating leases and sub-lease income amounts listed above, $6 million and $7 million, respectively, has been accrued at December 31, 2012.

Commercial Mortgage Loan Commitments

	As of December 31,
	2012	2011

	(in millions)

Total outstanding mortgage loan commitments	$1,430	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2012	2011

	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,096	$3,798
Expected to be funded from separate accounts	757	1,159
Portion of separate account commitments with recourse to Prudential Insurance	7	397

(1) Includes a remaining commitment of $200 million and $385 million at December 31, 2012 and 2011, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

	As of December 31,
	2012	2011

	(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,178	$2,433
Amount of above guarantee that is limited to separate account assets	2,167	2,364
Accrued liability associated with guarantee	-	-

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next twenty four years. At December 31, 2012, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2012	2011

	(in millions)

Guaranteed value of third parties assets	$64,362	$46,792
Fair value of collateral supporting these assets	67,494	48,824
Asset associated with guarantee, carried at fair value	5	5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2012	2011

	(in millions)

Other guarantees where amount can be determined	$319	$321
Accrued liability for other guarantees and indemnifications	2	6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $299 million and $300 million at December 31, 2012 and 2011, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issues by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2012	2011

	(in millions)

Other assets:
Premium tax offset for future undiscounted assessments	$75	$69
Premium tax offsets currently available for paid assessments	5	6
Total	$80	$75

Other liabilities:
Insolvency assessments	$96	91

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $225 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia.  The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia.  The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against the Prudential Insurance Company of America.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company.  The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions.  Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified.  Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws.  The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces.  In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest.  In March 2011, the motion to dismiss was denied.  In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits.  In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.  In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts.  In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts.  In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office.  The Company is cooperating with these investigations.  The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts.  These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company.  The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly.  The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages.  The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed.  In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential Insurance moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs' motion for class certification and granted the motion by Prudential Insurance for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs. In March 2013, plantiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as "loss of time" benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against the Company.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims.  At the same time, State Street moved for summary judgment on PRIAC’s complaint.  In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients.  In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them.  The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA.  The court held that State Street's breaches caused the plans' losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street's counterclaims and reserved judgment on PRIAC's requests for pre-judgment interest and attorney's fees. In May 2012, the Company filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim.   Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws.  In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs.  In July 2010, plaintiffs filed a motion for class certification of the state law claims.  In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims.  In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, the Company filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al. and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.  Both matters seek to recover damages attributable to Company and affiliate entities' and funds' investments in residential mortgage-backed securities ("RMBS").  Among other allegations stemming from the defendants' origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey Civil RICO statute.  The complaints seek unspecified damages. In August 2012, the Company filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of

America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al,, The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, the Company filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al.  In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey.  In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley and Nomura defendants filed motions to dismiss the complaints filed against them. In March 2013, the Court denied Morgan Stanley’s motion to dismiss the Company’s amended complaint. In March 2013, the Company filed a complaint in the U.S. District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Co., Inc., et al. Separately, in March 2013, the Company filed a complaint in New Jersey state court against Countrywide Financial Corp., et al. Both complaints assert the same claims and seek the same damages as articulated in the earlier filed actions. In April 2013, the Company filed a complaint in New Jersey state court against UBS Securities LLC, et al. The complaint asserts the same claims and seeks the same damages as articulated in the earlier filed actions. In April 2013, the JP Morgan Chase defendants filed a motion to dismiss the second amended complaint.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Independent Auditor’s Report

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2012 and 2011, and the related consolidated statements of operations, of comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 2 of the consolidated financial statements, on January 1, 2012 and in December 2012, the company adopted, retrospectively, i) a change to the method of accounting for the deferral of acquisition costs for new or renewed insurance contracts and ii) a change in the method of applying an accounting principle for pension plans, respectively.

/s/ PricewaterhouseCoopers LLP

April 12, 2013

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 10)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 9)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)
(iv)	Enrollment Form for GVUL Certificate. (Note 12)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 9)

(g)	Reinsurance Contracts:
(i)	Group Life Surplus Share Reinsurance Contract 4882-0010. (Note 9)
(ii)	Swiss Re Addendum to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2009. (Note 9)
(iii)	Group AD&D Excess of Loss Reinsurance Agreement AR 15845. (Note 10)
(iv)	Business Accident Quota Share Reinsurance Agreement AR16817. (Note 10)
(v)	Group AD&D Excess of Loss Reinsurance Agreement AQUA0004 effective 1/1/11. (Note 11)
(vi)	Business Travel Accident Quota Share Reinsurance Agreement AQUA0005. (Note 11)
(vii)	Special Risk AD&D Reinsurance Agreement AQUA0001 (Note 11)
(viii)	Addendum to Group Life Share Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 9)
(ix)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 10)
(x)	Business Travel Accident Quota Share Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 11)
(xi)	Special Risk AD&D Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America. (Note 11)
( xii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2012. (Note 1)
(xiii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2013. (Note 1)
(xiv)	Special Risk AD&D Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA1007 effective 03/01/2012 (Note 1)
(xv)	Swiss Re Addendum #4 to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2013. (Note 1)
(xvi)	RGA Group Life Share Reinsurance Contract U1G30006-01, dated 01/01/2013 (Note 1)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)
(iii)	Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 8)
(iv)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 8)
(v)	Supplement #1 To Participation Agreement dated January 1, 2007 between Prudential Insurance Company of America and DWS Variable Series (Note 11)
(vi)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(vii)	Amendment #2 to Participation Agreement between Prudential Insurance Company of America and PIMCO Variable Insurance Trust (Note 11)
(viii)	Fifth Amendment to the Participation Agreement dated April 11, 1997 Prudential Insurance Company of America and the Dreyfus Variable Investment Fund (Note 12)
(ix)
Amendment to the Participation Agreement dated March 8, 2007 Prudential Insurance Company of America and JPMorgan Insurance Trust, J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (Note 12)

(x)
Amendment to the Participation Agreement dated February 1, 2007 Prudential Insurance Company of America and Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc (Note 12 )

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential and Wachovia Bank National Association. (Note 10)
(ii)	Service Agreement between Prudential and Investors Fiduciary Trust Company. (Note 10)
(iii)	First Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 06/01/1997. (Note 10)
(iv)	Second Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 01/01/2006. (Note 10)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
T. Baltimore, G. Bethune, W. Caperton, III, G. Casellas, J. Cullen, R. Falzon, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Legal Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). ( Note 1 )

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 19, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 25, 2012 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director.  Chairman, Investment Committee;  Member, Executive Committee; Member, Finance and Dividends Committee; Mr. Baltimore is a Co-Founder and the President of RLJ Development, LLC, a director of Duke Realty Corporation and of Integra LifeSciences Holdings Corporation.

GORDON M. BETHUNE - Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee. Mr. Bethune is also a director of Honeywell International, Inc., Sprint Nextel Corporation, and is a managing director of g-b1 Partners.

W. GASTON CAPERTON, III - Director. Member, Investment Committee; President, The College Board.  Governor Caperton is also a director of Energy Corporation of America, Owens Corning, and United Bankshares, Inc.

GILBERT F. CASELLAS - Director.  Mr. Casella is also a director of The Swarthmore Group.

JAMES G. CULLEN - Director.  Chairman, Compensation Committee; Chairman, Executive Committee.  Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III - Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee.  Mr. Gray is the Co-Chairman of GrayLoeffler, LLC.  Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., and Pfizer, Inc.

MARK B. GRIER - Director.  Vice Chairman of the Board of Prudential Financial, Inc. and The Prudential Insurance Company of America.

CONSTANCE J. HORNER - Director.  Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee.  Former Assistant to the President of the United States.  Ms. Horner is also a director of Ingersoll-Rand Company, Limited. and of Pfizer, Inc.

MARTINA T. HUND-MEJEAN - Director.  Ms. Hund-Mejean is also the Chief Financial Officer of MasterCard Worldwide.

KARL J. KRAPEK - Director.  Chairman, Finance Committee; Member: Executive Committee; Member, Investment Committee.  Mr. Krapek is also a director of The Connecticut Bank and Trust Company, Northrup Grumman Corporation, and Visteon Corporation.

CHRISTINE A. POON - Director.  Member, Finance Committee; Member, Investment Committee.  Ms. Poon is also the Dean and John W. Berry, Sr. Chair in Business, Fisher College of Business, The Ohio State University.  Ms. Poon is also a director of Koninklijke Phillips Electronics NV and Regeneron Pharmaceuticals.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer; Member, Executive Committee, and President of Prudential Financial Inc. and The Prudential Insurance Company of America.

JAMES A. UNRUH - Director.  Member, Executive Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Tenet Healthcare Corporation, CenturyLink, Inc., and serves as director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

PRINCIPAL OFFICERS

LEE D. AUGSBURGER - Senior Vice President and Chief Ethics and Compliance Officer.

EDWARD P. BAIRD - Executive Vice President and Chief Operating Officer, International Businesses, Prudential.

SUSAN L. BLOUNT - Senior Vice President and General Counsel, Prudential.

ROBERT M. FALZON - Executive Vice President and Chief Financial Officer, Prudential.

MARGARET M. FORAN - Vice President, Corporate Secretary and Chief Governance Officer, Prudential.

MARK B. GRIER - Vice Chairman, Prudential.

BARBARA G. KOSTER - Senior Vice President and Chief Information Officer.

RICHARD F. LAMBERT – Senior Vice President and Chief Actuary.

CHARLES F. LOWREY - Executive Vice President and Chief Operating Officer, U.S. Businesses, Prudential.

ROBERT F. O’DONNELL – Senior Vice President, Prudential

PETER B. SAYRE - Senior Vice President, Principal Accounting Officer and Controller, Prudential.

NICHOLAS C. SILITCH - Senior Vice President and Chief Risk Officer.

SCOTT G. SLEYSTER - Senior Vice President and Domestic Chief Investment Officer.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President, Prudential.

KENNETH Y. TANJI - Senior Vice President and Treasurer, Prudential.

SHARON C. TAYLOR - Senior Vice President, Corporate Human Resources, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed in the Exhibits to the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
David Hunt (Note 1)	President	None

Christine Marcks (Note 2)	Executive Vice President	None

Gary Neubeck (Note 4)	Executive Vice President	None

Stuart Parker (Note 1)	Executive Vice President	None

James Gemus (Note 5)	Executive Vice President	None

Peter Boland (Note 1)	Senior Vice President and Chief Administrative Officer	None

Hansjerg Schlenker (Note 1)	Senior Vice President and Chief Operating Officer	None

Mark R. Hastings (Note 1)	Senior Vice President & Chief Compliance Officer	None

Michael J. King (Note 3)	Senior Vice President, Secretary, and Chief Legal Officer	None

Michael J. McQuade (Note 1)	Senior Vice President, Treasurer, and Chief Financial Officer	None

John Christolini (Note 2)	Senior Vice President and Co- Chief Compliance Officer	None

Richard Kinville (Note 3)	Vice President/Anti-Money Laundering Officer	None

(Note 1) Three Gateway Center, Newark, New Jersey 07102
(Note 2) 280 Trumbull Street, Hartford, Connecticut 06103
(Note 3) 751 Broad Street, Newark, NJ 07102
( Note 4) Two Gateway Center, Newark, New Jersey 07102
(Note 5) 55 Livingston Avenue, Roseland, New Jersey 07068

PIMS serves as a principal underwriter of the Group Contracts and Certificate.  PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2012, $0 in 2011, and $0 in 2010.  The Group Contracts and Certificates are offered on a continuous basis

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 15th day of April, 2013.

(Seal)
The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Vice President and Corporate Counsel	By: /s/ Robert F. O’Donnell Robert F. O’Donnell Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2013 .

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ Peter B. Sayre Senior Vice President, Principal Accounting Officer, and Corporate Controller
/s/ * Robert M. Falzon Executive Vice President and Chief Financial Officer
s/ * Thomas J. Baltimore Director	* By:/s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)
/s/ * Gordon M. Bethune Director
/s/ * W. Gaston Caperton, III Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director
/s/ * William H. Gray, III Director
/s/ * Mark B. Grier Director
/s/ * Constance J. Horner Director
/s/ * Martina T. Hund-Mejean Director
/s/* Karl J. Krapek Director
/s/* Christine A. Poon Director
/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements	(xii) Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2012.	C-
	(xiii) Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America AQUA0004 effective 01/01/2013.	C-
	(xiv) Special Risk AD&D Reinsurance Agreement Reinsurance Company and Prudential Insurance Company of America AQUA1007 effective 03/01/2012.	C-
	(xv) Swiss Re Addendum #4 to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2013.	C-
	(xvi) RGA Group Life Share Reinsurance Contract U1G30006-01, dated 01/01/2013.	C-

(j) Powers of Attorney:	T. Baltimore, G. Bethune, W. Caperton, III, G. Casellas, J. Cullen, R. Falzon, W. Gray, III, M. Grier, C. Horner, M. Hund-Mejean, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q) Redeemability Exemption	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii).	C-